File Nos. 333-76651, 811-093011


    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 2004


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                         Pre-Effective Amendment No. __
                         Post-Effective Amendment No. 7
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                                Amendment No. 10
                        (CHECK APPROPRIATE BOX OR BOXES.)


                       -----------------------------------

                      TIAA-CREF Institutional Mutual Funds
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                730 Third Avenue
                          New York, New York 10017-3206
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 842-2733

                                 Lisa Snow, Esq.
                      TIAA-CREF Institutional Mutual Funds
                                730 Third Avenue
                          New York, New York 10017-3206
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
                              Steven B. Boehm, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
    As soon as practicable after effectiveness of the Registration Statement.

     It is proposed that this filing will become effective (check appropriate box):


[ ] Immediately upon filing pursuant to paragraph (b)
[X] On February 1, 2004 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FEBRUARY 1, 2004


TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

PROSPECTUS

o Growth Equity Fund

o Growth & Income Fund

o International Equity Fund

o Large-Cap Value Fund

o Mid-Cap Growth Fund

o Mid-Cap Value Fund

o Small-Cap Equity Fund

o Large-Cap Growth Index Fund

o Large-Cap Value Index Fund

o Equity Index Fund

o S&P 500 Index Fund

o Mid-Cap Growth Index Fund

o Mid-Cap Value Index Fund

o Mid-Cap Blend Index Fund

o Small-Cap Growth Index Fund

o Small-Cap Value Index Fund

o Small-Cap Blend Index Fund

o International Equity Index Fund

o Real Estate Securities Fund

o Social Choice Equity Fund

o Bond Fund

o Inflation-Linked Bond Fund

o Money Market Fund

[TIAA-CREF LOGO OMITTED]



    The TIAA-CREF Institutional Mutual Funds includes twenty-three investment portfolios, or "Funds," and currently offers three classes of shares: Retirement Class, Institutional Class and Retail Class shares. Each of these classes is described in this prospectus.


    The Funds' share classes have different expenses. As a result, each Fund's share classes will have different share prices and different investment performance.

    An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


3   SUMMARY INFORMATION
3      Overview of the Funds
3      General Information About the Funds
3      The Equity Funds
3        Risks of Investing in the Equity Funds
4      Active Equity Funds Using the Dual Investment
         Management Strategy(R)
4        Dual Investment Management Strategy(R)
4        Growth Equity Fund
5        Growth & Income Fund
5        International Equity Fund
5        Large-Cap Value Fund
6        Mid-Cap Growth Fund
6        Mid-Cap Value Fund
6      Active Equity Funds Using the Quantitative Management Strategy
6        Quantitative Management Strategy
7        Small-Cap Equity Fund
7      Equity Index Funds
7        Large-Cap Growth Index Fund
7        Large-Cap Value Index Fund
7        Equity Index Fund
8        S&P 500 Index Fund
8        Mid-Cap Growth Index Fund
8        Mid-Cap Value Index Fund
8        Mid-Cap Blend Index Fund
8        Small-Cap Growth Index Fund
8        Small-Cap Value Index Fund
8        Small-Cap Blend Index Fund
9        International Equity Index Fund
9      Specialty Equity Funds
9        Social Choice Equity Fund
10     Real Estate Securities Fund
10     Fixed-Income Funds
10       Risks of Investing in the Fixed-Income Funds
11       Bond Fund
12       Inflation-Linked Bond Fund
12     Money Market Fund
12       Money Market Fund
12     Past Performance
24     Fees and Expenses
24       Fees and Expenses for the Institutional Class Shares
24       Fees and Expenses for the Retirement Class Shares
25       Fees and Expenses for the Retail Class Shares
26   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
26     Investment Management Styles
26     More About Benchmark and Other Indices
26       Russell 1000 Growth Index
26       S&P 500 Index
26       MSCI EAFE Index
27       Russell 1000 Value Index
27       Russell Midcap Growth Index
27       Russell Midcap Value Index
27       Russell 2000 Index
27       Russell 3000(R)Index
27       Russell Mid-Cap Index
27       Russell 2000 Growth Index
27       Russell 2000 Value Index
27       Wilshire Real Estate Securities Index
28       Lehman Brothers Aggregate Bond Index
28       Lehman Brothers U.S. Treasury Inflation Notes Index
28     Additional Investment Strategies
28       Equity Funds
28       The Real Estate Securities Fund
28       The Fixed Income Funds
28       The Money Market Fund
29     Portfolio Turnover
29   SHARE CLASSES
29   MANAGEMENT OF THE FUNDS
29     The Funds' Investment Adviser
29     Other Services
30   CALCULATING SHARE PRICE
30   DIVIDENDS AND DISTRIBUTIONS
31   TAXES
32   YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES
32     Retirement Class Shares
32       How to Purchase Shares
32       How to Exchange Shares
33       How to Redeem Shares
33       Other Investor Information
33       Electronic Prospectuses
33     Institutional Class Shares
33       How to Purchase Shares
34       How to Redeem Shares
35       How to Exchange Shares
35       Other Investor Information
35     Retail Class Shares
35       Types Of Accounts
35       How To Open An Account And Make Subsequent Investments
36       Points To Remember For All Purchases
36       How To Redeem Shares
37       How To Exchange Shares
38       Other Investor Information
38   ELECTRONIC PROSPECTUSES
38   GLOSSARY
40   FINANCIAL HIGHLIGHTS




2  PROSPECTUS Institutional Mutual Funds

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS


The twenty-three Funds offered by the TIAA-CREF Institutional Mutual Funds are divided into four general types:

o Nineteen EQUITY FUNDS that invest primarily in equity securities. The Equity Funds consist of four subcategories of Equity Funds reflecting different investment management techniques. They are:
   o  ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY:
         Growth Equity Fund
         Growth & Income Fund
         International Equity Fund
         Large-Cap Value Fund
         Mid-Cap Growth Fund
         Mid-Cap Value Fund
   o  ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY:
         Small-Cap Equity Fund
   o  EQUITY INDEX FUNDS:
         Large-Cap Growth Index Fund
         Large-Cap Value Index Fund
         Equity Index Fund
         S&P 500 Index Fund
         Mid-Cap Growth Index Fund
         Mid-Cap Value Index Fund
         Mid-Cap Blend Index Fund
         Small-Cap Growth Index Fund
         Small-Cap Value Index Fund
         Small-Cap Blend Index Fund
         International Equity Index Fund
   o  SPECIALTY EQUITY FUNDS:
         Social Choice Equity Fund
o The REAL ESTATE SECURITIES FUND, which invests primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.
o  Two FIXED INCOME FUNDS that primarily invest in fixed-income securities:
         Bond Fund
         Inflation-Linked Bond Fund
o The MONEY MARKET FUND, which invests primarily in high-quality, short-term money market instruments.
The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.


GENERAL INFORMATION ABOUT THE FUNDS

This Prospectus describes the twenty-three Funds offered by the TIAA-CREF Institutional Mutual Funds. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the "Board of Trustees") without shareholder approval. Certain investment restrictions described in the Statement of Additional Information ("SAI") are fundamental and may only be changed with shareholder approval.

    The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

    Each Fund has a policy of investing at least 80% of its net assets in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to this policy.

    Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

THE EQUITY FUNDS


TIAA-CREF Institutional Mutual Funds includes nineteen Funds that invest primarily in equity securities. There are four subcategories of Equity Funds:
Active Equity Funds using the Dual Investment Management Strategy, Active Equity Funds using the Quantitative Management Strategy, Equity Index Funds and Specialty Equity Funds.


RISKS OF INVESTING IN THE EQUITY FUNDS


In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may increase or decrease.


    An investment in an Equity Fund will be subject to the following principal investment risks described below:


o MARKET RISK--The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as MARKET RISK. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore trends often vary from country to country and region to region.

o COMPANY RISK (often called FINANCIAL RISK)--The risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value over short or extended periods of time. The Funds that make foreign investments are subject to:


o FOREIGN INVESTMENT RISK--The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

    The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few


                                        Institutional Mutual Funds PROSPECTUS  3
industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

    The Funds that are managed according to a growth or value investment style are subject to:

o STYLE RISK--Funds that use either a GROWTH INVESTING or a VALUE INVESTING style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. STYLE RISK, therefore, is the risk that a Fund's GROWTH INVESTING or VALUE INVESTING style falls out of favor with investors for a period of time.


o RISKS OF GROWTH INVESTING--Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.


The Equity Index Funds are subject to:

o INDEX RISK. This is the risk that a Fund's performance will not match its index for any period of time. Although each Equity Index Fund attempts to closely track the investment performance of its respective index, an Equity Index Fund may not duplicate the exact composition of its index. In addition, unlike a Fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Equity Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Equity Index Funds can guarantee that its performance will match its index for any period of time.

    In addition to the principal investment risks set forth above, special risks associated with a particular Active Equity Fund using the Dual Investment Management Strategy(R) are discussed in the following Fund summaries. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.

    NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.

ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(R)

DUAL INVESTMENT MANAGEMENT STRATEGY(R)

The Dual Investment Management Strategy(R) seeks to achieve higher returns over each Fund's benchmark index, whilE attempting to maintain a risk profile for each Fund similar to its benchmark index.

    Each Fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each Fund's benchmark.

    The Dual Investment Management Strategy(R) uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

o Certain team members focus on active stock selection within the Fund's benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.

o Other team members use quantitative analysis to build an overall portfolio that incorporates recommendations of the active team managers, staying within the Fund's guidelines for relative risk versus the benchmark. The quantitative team managers may also attempt to outperform the benchmark indices by over- or under-weighting certain stocks relative to the respective benchmark index by small amounts, based on proprietary scoring models.

    Using the Dual Investment Management Strategy(R), we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the Funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

    The Growth Equity, Growth & Income, International Equity, Large-Cap Value, Mid-Cap Growth and Mid-Cap Value Funds use TIAA-CREF's Dual Investment Management Strategy(R).

GROWTH EQUITY FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark, the Russell 1000(R) Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.


    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk, style risk and foreign investment risk. It is also subject to special risks of growth investing. In addition, by focusing on the securities of larger companies, the Fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund's performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.


    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund's benchmark index.


4  PROSPECTUS Institutional Mutual Funds

GROWTH & INCOME FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.


    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in income-producing equity securities or other securities defined by its benchmark, the Standard & Poor's 500 ("S&P 500") Index. The Fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The Fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark, the "S&P 500" Index. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk, and modest foreign investment risk. There are also special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. In addition, by focusing on the securities of larger companies, the Fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. As with any mutual fund, you can lose money by investing in this Fund.


    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund's benchmark index.

INTERNATIONAL EQUITY FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the Fund's country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the Fund's sector and country exposure against the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index (the "MSCI EAFE Index"), in order to control risk.

    The Fund looks for companies of all sizes with:

o  sustainable earnings growth
o  focused management with successful track records
o  unique and easy-to-understand franchises (brands)
o stock prices that don't fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects
o  consistent generation of free cash flow

    Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

    SPECIAL INVESTMENT RISKS: The Fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. While the Fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis which is designed to track the performance of the emerging markets segment of the MSCI EAFE Index. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

    Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

    The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek high long-term total returns, understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund's benchmark index.

LARGE-CAP VALUE FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.


    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of large domestic companies, as defined by the Fund's benchmark index (the Russell 1000(R) Value Index), that appear undervalued by the market based on our evaluation of their potential worth.


    The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:


o  analyses of historical valuations of the same security;
o  valuations of comparable securities in the same sector or the overall market;
o various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and
o  free cash flow generated by the company.




                                        Institutional Mutual Funds PROSPECTUS  5

    The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk in that value investing may fall out of favor with investors. Likewise, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. As with any mutual fund, you can lose money by investing in this Fund.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund's benchmark index.

MID-CAP GROWTH FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of medium-sized domestic companies, as defined by the Fund's benchmark index (the Russell Midcap Growth Index), that present the opportunity for growth.


    The Fund seeks equity securities of companies believed to have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new and emerging areas of the economy, that have distinctive products or services, and those that are growing faster than the overall equity market. The Fund may also invest in companies that we believe to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.


    We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.


    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, substantial company risk and moderate foreign investment risk. The Fund also is subject to substantial style risk, in that growth investing may fall out of favor with investors, as well as the special risks of growth investing. In addition, stocks of medium-sized companies entail greater risk and are usually more volatile than the shares of larger companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than the securities issued by larger, more established companies. As with any mutual fund, you can lose money by investing in this Fund.


    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund's benchmark index.

MID-CAP VALUE FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of medium-sized domestic companies, as defined by the Fund's benchmark index (the Russell Midcap Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

    The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:


o   analyses of historical valuations of the same security;
o valuations of comparable securities in the same sector or the overall market;
o various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and
o   free cash flow generated by the company.


    We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark based on relative value, price or potential earnings growth.

    The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, substantial company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk in that value investing may fall out of favor with investors. Equity securities that we believe undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. In addition, equity securities of medium-sized companies entail greater risk and are usually more volatile than those of larger companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than the securities issued by larger, more established companies. As with any mutual fund, you can lose money by investing in this Fund.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund's benchmark index.

ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY

QUANTITATIVE MANAGEMENT STRATEGY

    TIAA-CREF's Quantitative Management Strategy works differently from either the Dual Investment Management Strategy(R) or indexing in how it builds a portfolio of stocks. Essentially, quantitative management uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of the stocks in which the Fund invests. These models typically weight many different variables, including:

o  the valuation of the individual stock versus the market or its peers;
o  future earnings and sustainable growth prospects; and
o  the price and volume trends of the stock


6  PROSPECTUS Institutional Mutual Funds

    The score, combined with additional inputs listed below, is used to form the portfolio.

o  weightings of the stock, and its corresponding sector, in the benchmark;
o  correlations between the performance of the stocks in the universe;and
o  trading costs

    Overall, the goal of TIAA-CREF's quantitative management area is to build a portfolio of stocks that adds return versus the Fund's stated benchmark index, while also managing the relative risk of the Fund versus its benchmark.

SMALL-CAP EQUITY FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Quantitative Management Strategy and invests at least 80% of its net assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.


    The Fund seeks to add incremental return over its stated benchmark, the Russell 2000(R) Index, while also managing the relative risk of the Fund versus its benchmark.


    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk and very substantial company risk. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities. As with any mutual fund, you can lose money by investing in this Fund.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

EQUITY INDEX FUNDS

Each of the Equity Index Funds seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the various U.S. or foreign markets of publicly traded stocks, as represented by a broad stock market index. The Equity Index Funds may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. These Funds do NOT use either the Dual Investment Management Strategy(R) or the Quantitative Management Strategy. Each of these Funds is described below.

    PRINCIPAL INVESTMENT STRATEGY: Each Equity Index Fund is designed to track various U.S. or foreign equity markets as a whole or a segment of these markets. Each Fund invests substantially all of its net assets in equity securities selected to track a designated broad stock market index. Because the return of an index is not reduced by investment and other operating expenses, a Fund's ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by an Equity Index Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

    SPECIAL INVESTMENT RISKS: Each Equity Index Fund is subject to substantial market and index risk as well as modest company risk. Although each Equity Index Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index. Therefore, none of the Equity Index Funds can guarantee that its performance will match its index for any period of time.

    WHO MAY WANT TO INVEST: Each of the Equity Index Funds may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of its designated index.

    The index for each Equity Index Fund is shown in the table below. These indices are described in detail below in "More About Benchmark and Other Indices".

  EQUITY INDEX FUND                     INDEX
================================================================================
  Large-Cap Growth Index Fund           Russell 1000 Growth Index
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund            Russell 1000 Value Index
--------------------------------------------------------------------------------
  Equity Index Fund                     Russell 3000 Index
--------------------------------------------------------------------------------
  S&P 500 Index Fund                    S&P 500 Index
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund             Russell Midcap Growth Index
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund              Russell Midcap Value Index
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund              Russell Midcap Index
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund           Russell 2000 Growth Index
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund            Russell 2000 Value Index
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund            Russell 2000 Index
--------------------------------------------------------------------------------
  International Equity Index Fund       MSCI EAFE Index
--------------------------------------------------------------------------------

LARGE-CAP GROWTH INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

    FUND BENCHMARK: RUSSELL 1000 GROWTH INDEX.


    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Large-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, and the special risks associated with growth investing.


LARGE-CAP VALUE INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

    FUND BENCHMARK: RUSSELL 1000 VALUE INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Large-Cap Value Index Fund is subject to style risk in that value investing may fall out of favor with investors. Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

EQUITY INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

    FUND BENCHMARK: RUSSELL 3000 INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Equity Index Fund is subject to more than moderate company risk. The prices of equity securities


                                        Institutional Mutual Funds PROSPECTUS  7
of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly-traded.

S&P 500 INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

    FUND BENCHMARK: S&P 500 INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: An investment in securities of larger companies carries with it the risk that the company (and its earnings) may grow more slowly than the economy as a whole or not at all. Similarly, larger companies offer fewer opportunities to identify securities that the market undervalues or misprices. Also, larger companies have a greater tendency than smaller ones to fall out of favor with the investing public for reasons unrelated to their business or economic fundamentals.

MID-CAP GROWTH INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

    FUND BENCHMARK: RUSSELL MIDCAP GROWTH INDEX.


    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, and the special risks associated with growth investing. In addition, equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies.


MID-CAP VALUE INDEX FUND

INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

    FUND BENCHMARK: RUSSELL MIDCAP VALUE INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Value Index Fund is subject to style risk in that value investing may fall out of favor with investors. Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. In addition, equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies.

MID-CAP BLEND INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

    FUND BENCHMARK: RUSSELL MIDCAP INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Blend Index Fund is subject to more than modest company risk. Equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies.

SMALL-CAP GROWTH INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

    FUND BENCHMARK: RUSSELL 2000 GROWTH INDEX.


    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Growth Index Fund is subject to very substantial company risk and to style risk, in that growth investing may fall out of favor with investors. It is also subject to the special risks associated with growth investing. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.


SMALL-CAP VALUE INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

    FUND BENCHMARK: RUSSELL 2000 VALUE INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Value Index Fund is subject to very substantial company risk and to style risk in that value investing may fall out of favor with investors. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

    Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized;
(2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

SMALL-CAP BLEND INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

    FUND BENCHMARK: RUSSELL 2000 INDEX.


8  PROSPECTUS Institutional Mutual Funds

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Blend Index Fund is subject to very substantial company risk in that it is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

INTERNATIONAL EQUITY INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

    FUND BENCHMARK: MSCI EAFE INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the International Equity Index Fund is subject to very substantial foreign investment risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

    In addition, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

    The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging countries.

SPECIALTY EQUITY FUNDS


TIAA-CREF Institutional Mutual Funds includes the following Specialty Equity
Fund: the Social Choice Equity Fund. SOCIAL CHOICE EQUITY FUND


    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.


    PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities that meet its social criteria. The Fund attempts to track the return of the U.S. stock market as represented by the Russell 3000 Index, while investing only in companies whose activities are consistent with the Fund's social criteria. It does this by investing in companies included in the KLD Research & Analytics, Inc.'s ("KLD") Broad Market Social IndexSM (the "KLD BMS Index"),1 which is a subset of companies in the Russell 3000 Index screened to eliminate companies that do not meet certain "social" criteria.

    Companies that are currently excluded from the KLD BMS Index include:

o Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;
o   Companies that derive any revenues from gambling;
o Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;
o Companies that derive significant revenues from the production of military weapons; and
o   Electric utilities that own interests in nuclear power plants.

    The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company's social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

o Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;
o Employee relations, including a company's record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;
o Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;
o Corporate citizenship, including a company's record with respect to philanthropic activities, community relations, and impact of operations on communities;
o Corporate Governance, including executive compensation, tax disputes, and accounting practices;
o Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and



----------
1 The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc. KLD Research & Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
   KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
   KLD Broad Market Social Index(SM) is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company ("FRC"). The use of the Russell 3000 Index as the universe for the KLD Broad Market Social Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.



                                        Institutional Mutual Funds PROSPECTUS  9

o Diversity, including a company's record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers. The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 1, 2004, the KLD BMS Index comprised approximately 2,343 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.


    The Fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its total assets in foreign investments.


    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk, and moderate index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don't use these criteria. As with any mutual fund, you can lose money by investing in this Fund.


    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain "social" criteria.


REAL ESTATE SECURITIES FUND


    INVESTMENT OBJECTIVE: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry.

    An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

    The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Wilshire Real Estate Securities Index.


    SPECIAL INVESTMENT RISKS: The Fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income risk, substantial market risk and very substantial company risk, as described under "Risks of Investing in Equity Funds" above and "Risks of Investing in Fixed-Income Funds" below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.


    There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

    The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.


    No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.


    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

FIXED-INCOME FUNDS


TIAA-CREF Institutional Mutual Funds includes two Funds that primarily invest in fixed-income securities: the Bond Fund and the Inflation-Linked Bond Fund.


RISKS OF INVESTING IN THE FIXED-INCOME FUNDS

    An investment in a Fixed-Income Fund will be subject to the following principal investment risks described below:

o INCOME VOLATILITY--INCOME VOLATILITY refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of


10  PROSPECTUS Institutional Mutual Funds

   INCOME VOLATILITY is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.
o CREDIT RISK (a type of COMPANY RISK)--The risk that a decline in a company's financial position may prevent it from making principal and interest payments on fixed-income securities when due. CREDIT RISK relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security.
o INTEREST RATE RISK (a type of MARKET RISK)--The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security's yield.
o PREPAYMENT RISK AND EXTENSION RISK--PREPAYMENT RISK AND EXTENSION RISK are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (PREPAYMENT RISK) or lengthen (EXTENSION RISK). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

    In addition to the principal investment risks set forth above, special risks associated with a particular Fixed-Income Fund are discussed in the following Fund summaries. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.

    NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.

BOND FUND

    INVESTMENT OBJECTIVE: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.


    PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in investment grade bonds and other fixed-income securities. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. We don't rely exclusively on rating agencies when making investment decisions. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The Fund overweights or underweights individual securities or sectors relative to its benchmark index, the Lehman Brothers Aggregate Bond Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The Fund is managed to maintain an average duration that is similar to the Lehman Brothers Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2003, the duration of the Lehman Brothers Aggregate Bond Index was 4.50 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers.


    The Bond Fund's investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

    The Fund may use an investment strategy called "mortgage rolls" (also referred to as "dollar rolls"), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Teachers Advisors, Inc. ("Advisors"), the Fund's investment advisor, to predict correctly mortgage prepayments and interest rates.


    The Fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (I.E., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund's returns but increases the Fund's portfolio turnover rate.


    SPECIAL INVESTMENT RISKS: The Fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

    Under the Fund's mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

    Securities originally rated "investment grade" are sometimes downgraded later on, should a ratings agency like Moody's or S&P believe the issuer's business outlook or creditworthiness has deteriorated. We will attempt to sell any security held by the Fund which is downgraded to a below investment grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment grade bonds, and their prices can be more volatile and more dif-



                                       Institutional Mutual Funds PROSPECTUS  11
ficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

    Also, the Fund may experience high portfolio turnover, which can have a negative impact on the Fund's performance.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income mutual fund.

INFLATION-LINKED BOND FUND

    INVESTMENT OBJECTIVE: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in inflation-indexed bonds--fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities ("TIIS"). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

    Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond's principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a "real" rate of interest (I.E., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

    The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers ("CPI-U"). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be "stripped" or sold separately. The Fund can buy or sell either component.

    The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund's investments in inflation-linked bonds of foreign issuers is generally less than 25% of its total assets.


    The Fund is managed to maintain a duration that is similar to its benchmark index, the Lehman Brothers U.S. Treasury Inflation Notes Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2003, the duration of the Lehman Brothers U.S. Treasury Inflation Notes Index was 9.03 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund will invest in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

    The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its total assets are invested in fixed-income securities rated below investment grade. The benchmark index for the Fund is the Lehman Brothers U.S. Treasury Inflation Notes Index.


    SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by changes in the market's inflation expectations or changes in real rates of interest. Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in "Taxes." As with any mutual fund, you can lose money by investing in this Fund.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest "real" rate of return (I.E., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a "value preservation" option.

MONEY MARKET FUND


TIAA-CREF Institutional Mutual Funds includes one Fund that primarily invests in high-quality, short-term money market instruments. This Fund is described below.


MONEY MARKET FUND

    INVESTMENT OBJECTIVE: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in high-quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The benchmark index for the Fund is the iMoneyNet Money Fund Report Average--All Taxable.


    SPECIAL INVESTMENT RISKS: The principal risk of investing in the Money Market Fund is CURRENT INCOME RISK--that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to MARKET RISK and COMPANY RISK, which are described above on page ___, and INCOME VOLATILITY, INTEREST RATE RISK and PREPAYMENT RISK AND EXTENSION RISK, which are described above on page ___. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


    WHO MAY WANT TO INVEST: The Fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

PAST PERFORMANCE


    The bar charts and performance tables help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts show the performance of the Institutional, Retail and Retirement Classes of each Fund, before taxes, in each full calendar year since inception of the particular class of the Fund. Below each chart we note the best and worst returns for a calendar quarter since inception of the particular class of the Fund. The performance table following the charts shows each Fund's returns (before and after taxes, where applicable) over the 2003 calendar year and since inception of the particular class of the Fund, and how those returns compare to those of broad-based securities market indexes. The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors to: (1) waive a portion of the investment management fees payable to Advisors for services it provided to the funds under the investment management agreement, and



12  PROSPECTUS Institutional Mutual Funds

(2) reimburse the funds so that "other expenses", which do not include investment management fees, do not exceed, annually, a certain percentage of each Fund's average daily net assets. Without these waivers and reimbursements, the returns on certain Funds would have been lower. How the Funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS


GROWTH EQUITY FUND

        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2000      -20.34%
                                2001      -22.88%
                                2002      -29.91%
                                2003       28.55%


Best quarter: 15.69%, for the quarter ended December 31, 2001. Worst quarter:
-22.50%, for the quarter ended March 31, 2001. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 10.28%.


GROWTH & INCOME FUND

        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2000       -7.94%
                                2001      -12.79%
                                2002      -24.01%
                                2003       26.38%


Best quarter: 10.79%, for the quarter ended December 31, 2001. Worst quarter:
-16.46%, for the quarter ended September 30, 2002. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 11.45%.


INTERNATIONAL EQUITY FUND

        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2000      -19.14%
                                2001      -23.07%
                                2002      -14.77%
                                2003       40.92%


Best quarter: 18.37%, for the quarter ended December 31, 2003. Worst quarter:
-19.39%, for the quarter ended September 30, 2002. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 18.37%.

LARGE-CAP VALUE FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       33.81%


Best quarter: 18.45%, for the quarter ended June 30, 2003. Worst quarter:
-5.51%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 15.22%.

MID-CAP GROWTH FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       46.11%


Best quarter: 18.40%, for the quarter ended June 30, 2003. Worst quarter:1.99%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 13.01%.


MID-CAP VALUE FUND

        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       42.61%


Best quarter: 18.86%, for the quarter ended June 30, 2003. Worst quarter:
-3.87%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 16.51%.



                                       Institutional Mutual Funds PROSPECTUS  13

SMALL-CAP EQUITY FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       47.52%


Best quarter: 23.52%, for the quarter ended June 30, 2003. Worst quarter:-4.26%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 14.71%.

LARGE-CAP GROWTH INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       29.46%


Best quarter: 14.17%, for the quarter ended June 30, 2003. Worst quarter:
-1.01%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 10.32%.

LARGE-CAP VALUE INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       29.77%


Best quarter: 17.07%, for the quarter ended June 30, 2003. Worst quarter:-4.79%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 14.08%.

EQUITY INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2000       -7.74%
                                2001      -11.40%
                                2002      -21.62%
                                2003       30.85%


Best quarter: 16.22%, for the quarter ended June 30, 2003. Worst quarter:
-17.24%, for the quarter ended September 30, 2002. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 12.36%.

S&P 500 INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       28.31%


Best quarter: 15.30%, for the quarter ended June 30, 2003. Worst quarter:
-3.18%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 12.05%.

MID-CAP GROWTH INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       42.34%


Best quarter: 18.65%, for the quarter ended June 30, 2003. Worst quarter: 0.00%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 12.09%.



14  PROSPECTUS Institutional Mutual Funds

MID-CAP VALUE INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       37.98%


Best quarter: 17.83%, for the quarter ended June 30, 2003. Worst quarter:
-4.05%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 15.23%.

MID-CAP BLEND INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       39.83%


Best quarter: 18.21%, for the quarter ended June 30, 2003. Worst quarter:
-2.38%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 13.92%.

SMALL-CAP GROWTH INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       48.39%


Best quarter: 24.06%, for the quarter ended June 30, 2003. Worst quarter:
-3.90%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 12.65%.

SMALL-CAP VALUE INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       45.99%


Best quarter: 22.63%, for the quarter ended June 30, 2003. Worst quarter:
-5.06%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 16.41%.

SMALL-CAP BLEND INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       46.92%


Best quarter: 23.22%, for the quarter ended June 30, 2003. Worst quarter:
-4.48%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 14.44%.

INTERNATIONAL EQUITY INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       38.42%


Best quarter: 19.29%, for the quarter ended June 30, 2003. Worst quarter:
-8.09%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 17.07%.



                                       Institutional Mutual Funds PROSPECTUS  15

REAL ESTATE SECURITIES FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       42.90%


Best quarter: 15.14%, for the quarter ended June 30, 2003. Worst quarter: 1.85%, for the quarter ended December 31, 2002. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 11.15%.


SOCIAL CHOICE EQUITY FUND

        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2000       -6.64%
                                2001      -12.54%
                                2002      -20.72%
                                2003       30.22%


Best quarter: 16.24%, for the quarter ended June 30, 2003. Worst quarter:
-16.32%, for the quarter ended September 30, 2002. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 12.07%.


BOND FUND

        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2000       11.71%
                                2001        8.20%
                                2002       10.65%
                                2003        4.32%


Best quarter: 5.02%, for the quarter ended September 30, 2001. Worst quarter:
-0.37%, for the quarter ended December 31, 2001. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 0.13%.

INFLATION-LINKED BOND FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003        7.91%


Best quarter: 3.55%, for the quarter ended June 30, 2003. Worst quarter: -0.08%, for the quarter ended September 30, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 1.64%.


MONEY MARKET FUND

        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2000        6.45%
                                2001        4.09%
                                2002        1.68%
                                2003        1.12%


Best quarter: 1.65%, for the quarter ended December 31, 2000. Worst quarter:
0.25%, for the quarter ended September 30, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 0.26%.


AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL
CLASS SHARES (BEFORE AND AFTER TAXES)


                                          ONE YEAR          SINCE INCEPTION
                                     (JANUARY 1, 2003 TO          TO
                                      DECEMBER 31, 2003)   DECEMBER 31, 2003
================================================================================
  GROWTH EQUITY FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: JULY 1, 1999
--------------------------------------------------------------------------------
    Return Before Taxes                     28.55%              -8.88%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     28.37%              -9.23%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               18.78%              -7.47%
--------------------------------------------------------------------------------
    Russell 1000 Growth Index               29.75%              -7.71%
--------------------------------------------------------------------------------
  GROWTH & INCOME FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: JULY 1, 1999
--------------------------------------------------------------------------------
    Return Before Taxes                     26.38%              -3.94%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     26.08%              -4.39%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               17.43%              -3.53%
--------------------------------------------------------------------------------
    S&P 500 Index                           28.68%              -3.17%
--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: JULY 1, 1999
--------------------------------------------------------------------------------
    Return Before Taxes                     40.92%               2.29%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     40.65%               1.69%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               27.10%               1.67%
--------------------------------------------------------------------------------
    MSCI EAFE Index                         38.59%              -0.87%
--------------------------------------------------------------------------------



16  PROSPECTUS Institutional Mutual Funds

                                          ONE YEAR          SINCE INCEPTION
                                     (JANUARY 1, 2003 TO          TO
                                      DECEMBER 31, 2003)   DECEMBER 31, 2003
================================================================================
LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------
INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     33.81%              35.52%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     31.72%              33.68%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               22.31%              29.39%
--------------------------------------------------------------------------------
    Russell 1000 Value Index                30.03%              32.33%
--------------------------------------------------------------------------------
  MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     46.11%              45.38%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     44.53%              44.12%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               30.21%              38.18%
--------------------------------------------------------------------------------
    Russell Midcap Growth Index             42.71%              42.48%
--------------------------------------------------------------------------------
  MID-CAP VALUE FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     42.61%              42.42%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     40.75%              40.76%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               27.91%              35.38%
--------------------------------------------------------------------------------
    Russell Midcap Value Index              38.07%              36.64%
--------------------------------------------------------------------------------
  SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     47.52%              43.59%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     44.34%              41.00%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               31.27%              35.91%
--------------------------------------------------------------------------------
    Russell 2000 Index                      47.25%              42.88%
--------------------------------------------------------------------------------
  LARGE-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     29.46%              29.82%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     25.01%              26.09%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               21.97%              24.28%
--------------------------------------------------------------------------------
    Russell 1000 Growth Index               29.75%              30.11%
--------------------------------------------------------------------------------
  LARGE-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     29.77%              32.09%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     28.13%              30.43%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               19.93%              26.62%
--------------------------------------------------------------------------------
    Russell 1000 Value Index                30.03%              32.33%
--------------------------------------------------------------------------------
  EQUITY INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: JULY 1, 1999
--------------------------------------------------------------------------------
    Return Before Taxes                     30.85%              -2.13%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     29.83%              -2.64%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               20.84%              -2.03%
--------------------------------------------------------------------------------
    Russell 3000 Index                      31.06%              -1.96%
--------------------------------------------------------------------------------

                                          ONE YEAR          SINCE INCEPTION
                                     (JANUARY 1, 2003 TO          TO
                                      DECEMBER 31, 2003)   DECEMBER 31, 2003
================================================================================
  S&P 500 INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     28.31%              30.23%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     28.06%              29.83%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               18.73%              25.68%
--------------------------------------------------------------------------------
    S&P 500 Index                           28.68%              30.49%
--------------------------------------------------------------------------------
  MID-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     42.34%              42.21%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     37.31%              38.10%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               28.73%              34.14%
--------------------------------------------------------------------------------
    Russell Midcap Growth Index             42.71%              42.48%
--------------------------------------------------------------------------------
  MID-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     37.98%              36.57%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     36.46%              35.04%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               25.12%              30.49%
--------------------------------------------------------------------------------
    Russell Midcap Value Index              38.07%              36.64%
--------------------------------------------------------------------------------
  MID-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     39.83%              38.77%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     38.34%              37.38%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               26.18%              32.42%
--------------------------------------------------------------------------------
    Russell Midcap Index                    40.06%              39.09%
--------------------------------------------------------------------------------
  SMALL-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     48.39%              45.20%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     45.78%              43.03%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               31.72%              37.49%
--------------------------------------------------------------------------------
    Russell 2000 Growth Index               48.54%              45.34%
--------------------------------------------------------------------------------
  SMALL-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     45.99%              40.50%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     42.22%              37.28%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               30.25%              32.86%
--------------------------------------------------------------------------------
    Russell 2000 Value Index                46.03%              40.60%
--------------------------------------------------------------------------------
  SMALL-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     46.92%              42.55%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     44.92%              40.79%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               30.73%              35.43%
--------------------------------------------------------------------------------
    Russell 2000 Index                      47.25%              42.88%
--------------------------------------------------------------------------------



                                       Institutional Mutual Funds PROSPECTUS  17

                                          ONE YEAR          SINCE INCEPTION
                                     (JANUARY 1, 2003 TO          TO
                                      DECEMBER 31, 2003)   DECEMBER 31, 2003
================================================================================
  INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     38.42%              36.29%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     37.84%              35.66%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               25.71%              30.88%
--------------------------------------------------------------------------------
    Morgan Stanley EAFE Index               38.59%              36.42%
--------------------------------------------------------------------------------
  REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     42.90%              34.95%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     36.05%              29.48%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               27.74%              26.62%
--------------------------------------------------------------------------------
    Wilshire Real Estate Securities Index   37.08%              29.86%
--------------------------------------------------------------------------------
  SOCIAL CHOICE EQUITY FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: JULY 1, 1999
--------------------------------------------------------------------------------
    Return Before Taxes                     30.22%              -2.36%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     29.93%              -2.90%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               20.01%              -2.30%
--------------------------------------------------------------------------------
    Russell 3000 Index                      31.06%              -1.96%
--------------------------------------------------------------------------------
  BOND FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: JULY 1, 1999
--------------------------------------------------------------------------------
    Return Before Taxes                      4.32%               7.81%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions      1.49%               5.00%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares                2.91%               4.94%
--------------------------------------------------------------------------------
    Lehman Brothers Aggregate Bond Index     4.10%               7.70%
--------------------------------------------------------------------------------
  INFLATION-LINKED BOND FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                      7.91%               6.79%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions      6.49%               5.47%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares                5.17%               5.02%
--------------------------------------------------------------------------------
    Lehman Brothers U.S. Treasury Inflation
      Notes Index                            8.40%               7.11%
--------------------------------------------------------------------------------
    Salomon Smith Barney Inflation-Linked
      Securities Index                       8.26%               7.10%
--------------------------------------------------------------------------------
  MONEY MARKET FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: JULY 1, 1999
--------------------------------------------------------------------------------
    Return Before Taxes                      1.12%               3.55%
--------------------------------------------------------------------------------
    iMoneyNet Money Fund Report Average--
      All Taxable                            0.63%               3.08%
--------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.


The benchmark indices reflect no deductions for fees, expenses or taxes.

On October 1, 2003, the Inflation-Linked Bond Fund's benchmark was changed to the Lehman Brothers U.S. Treasury Inflation Notes Index. Prior to that date, the benchmark index was the Salomon Smith Barney Inflation-Linked Securities Index. Although these indices have the same composition, the change was designed to align the pricing source for the fund's portfolio with that of its benchmark, thereby achieving a more accurate and standardized performance comparison.


For the Money Market Fund's most current 7-day yield, please call us at 800 897-9069.


AVERAGE ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS

GROWTH & INCOME FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       26.06%


Best quarter: 14.25%, for the quarter ended June 30, 2003. Worst quarter:
-3.74%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 11.35%.

INTERNATIONAL EQUITY FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       39.80%


Best quarter: 17.75%, for the quarter ended June 30, 2003. Worst quarter:
-7.40%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 17.98%.

LARGE-CAP VALUE FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       33.82%


Best quarter: 18.37%, for the quarter ended June 30, 2003. Worst quarter:
-5.23%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 15.06%.



18  PROSPECTUS Institutional Mutual Funds

MID-CAP GROWTH FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       45.69%


Best quarter: 18.34%, for the quarter ended June 30, 2003. Worst quarter: 1.89%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 12.92%.

MID-CAP VALUE FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       42.10%


Best quarter: 18.72%, for the quarter ended June 30, 2003. Worst quarter:
-3.98%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 16.32%.

SMALL-CAP EQUITY FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       46.96%


Best quarter: 23.38%, for the quarter ended June 30, 2003. Worst quarter:
-4.37%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 14.59%.

LARGE-CAP GROWTH INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       28.95%


Best quarter: 14.08%, for the quarter ended June 30, 2003. Worst quarter:
-1.21%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 10.27%.

LARGE-CAP VALUE INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       29.29%


Best quarter: 16.98%, for the quarter ended June 30, 2003. Worst quarter:
-4.89%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 13.95%.

S&P 500 INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       27.91%


Best quarter: 15.11%, for the quarter ended June 30, 2003. Worst quarter:
-3.18%, for the quarter ended Mach 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 11.98%.



                                       Institutional Mutual Funds PROSPECTUS  19

MID-CAP GROWTH INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       41.90%


Best quarter: 18.57%, for the quarter ended June 30, 2003. Worst quarter:
-0.10%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 12.00%.

MID-CAP VALUE INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       37.43%


Best quarter: 17.74%, for the quarter ended June 30, 2003. Worst quarter:
-4.15%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 15.07%.

MID-CAP BLEND INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       39.29%


Best quarter: 18.01%, for the quarter ended June 30, 2003. Worst quarter:
-2.38%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 13.76%.

SMALL-CAP GROWTH INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       47.90%


Best quarter: 23.96%, for the quarter ended June 30, 2003. Worst quarter:
-3.90%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 12.53%.

SMALL-CAP VALUE INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       45.42%


Best quarter: 22.55%, for the quarter ended June 30, 2003. Worst quarter:
-5.17%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 16.24%.

SMALL-CAP BLEND INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       46.49%


Best quarter: 23.24%, for the quarter ended June 30, 2003. Worst quarter:
-4.58%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 14.38%.



20  PROSPECTUS Institutional Mutual Funds

INTERNATIONAL EQUITY INDEX FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       37.93%


Best quarter: 19.20%, for the quarter ended June 30, 2003. Worst quarter:
-8.20%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 16.96%.

REAL ESTATE SECURITIES FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       42.73%


Best quarter: 15.05%, for the quarter ended June 30, 2003. Worst quarter:
1.81%, for the quarter ended December 31, 2002. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 10.99%.

SOCIAL CHOICE EQUITY FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       29.52%


Best quarter: 15.92%, for the quarter ended June 30, 2003. Worst quarter:
-2.89%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 11.90%.

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES



                                          ONE YEAR          SINCE INCEPTION
                                     (JANUARY 1, 2003 TO          TO
                                      DECEMBER 31, 2003)   DECEMBER 31, 2003
================================================================================
  GROWTH & INCOME FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     26.06%              27.01%
--------------------------------------------------------------------------------
    S&P 500 Index                           28.68%              30.49%
--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     39.80%              37.38%
--------------------------------------------------------------------------------
    MSCI EAFE Index                         38.59%              36.42%
--------------------------------------------------------------------------------
  LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     33.82%              35.33%
--------------------------------------------------------------------------------
    Russell 1000 Value Index                30.03%              32.33%
--------------------------------------------------------------------------------
  MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     45.69%              44.95%
--------------------------------------------------------------------------------
    Russell Midcap Growth Index             42.71%              42.48%
--------------------------------------------------------------------------------
  MID-CAP VALUE FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     42.10%              41.92%
--------------------------------------------------------------------------------
    Russell Midcap Value Index              38.07%              36.64%
--------------------------------------------------------------------------------
  SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     46.96%              43.06%
--------------------------------------------------------------------------------
    Russell 2000 Index                      47.25%              42.88%
--------------------------------------------------------------------------------
  LARGE-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     28.95%              29.39%
--------------------------------------------------------------------------------
    Russell 1000 Growth Index               29.75%              30.11%
--------------------------------------------------------------------------------
  LARGE-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     29.29%              31.60%
--------------------------------------------------------------------------------
    Russell 1000 Value Index                30.03%              32.33%
--------------------------------------------------------------------------------
  S&P 500 INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     27.91%              29.78%
--------------------------------------------------------------------------------
    S&P 500 Index                           28.68%              30.49%
--------------------------------------------------------------------------------
  MID-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     41.90%              41.71%
--------------------------------------------------------------------------------
    Russell Midcap Growth Index             42.71%              42.48%
--------------------------------------------------------------------------------
  MID-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     37.43%              36.05%
--------------------------------------------------------------------------------
    Russell Midcap Value Index              38.07%              36.64%
--------------------------------------------------------------------------------
  MID-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     39.29%              38.38%
--------------------------------------------------------------------------------
    Russell Midcap Index                    40.06%              39.09%
--------------------------------------------------------------------------------



                                       Institutional Mutual Funds PROSPECTUS  21

                                          ONE YEAR          SINCE INCEPTION
                                     (JANUARY 1, 2003 TO          TO
                                      DECEMBER 31, 2003)   DECEMBER 31, 2003
================================================================================
  SMALL-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     47.90%              44.67%
--------------------------------------------------------------------------------
    Russell 2000 Growth Index               48.54%              45.34%
--------------------------------------------------------------------------------
  SMALL-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     45.42%              39.95%
--------------------------------------------------------------------------------
    Russell 2000 Value Index                46.03%              40.60%
--------------------------------------------------------------------------------
  SMALL-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     46.49%              42.12%
--------------------------------------------------------------------------------
    Russell 2000 Index                      47.25%              42.88%
--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     37.93%              35.82%
--------------------------------------------------------------------------------
    Morgan Stanley EAFE Index               38.59%              36.42%
--------------------------------------------------------------------------------
  REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     42.73%              34.78%
--------------------------------------------------------------------------------
    Wilshire Real Estate Securities Index   37.08%              29.86%
--------------------------------------------------------------------------------
  SOCIAL CHOICE EQUITY FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     29.52%              31.08%
--------------------------------------------------------------------------------
    Russell 3000 Index                      31.06%              32.00%
--------------------------------------------------------------------------------

We have not shown after-tax returns, since they are not relevant to investors in the Retirement Class, who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

The benchmark indices reflect no deductions for fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR THE RETAIL CLASS

LARGE-CAP VALUE FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       33.31%


Best quarter: 18.42%, for the quarter ended June 30, 2003. Worst quarter:
-5.63%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 15.15%.

MID-CAP GROWTH FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       45.80%


Best quarter: 18.34%, for the quarter ended June 30, 2003. Worst quarter: 1.89%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 13.00%.

MID-CAP VALUE FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       42.07%


Best quarter: 18.58%, for the quarter ended June 30, 2003. Worst quarter:
-3.88%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 16.31%.

SMALL-CAP EQUITY FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       47.15%


Best quarter: 23.49%, for the quarter ended June 30, 2003. Worst quarter:
-4.37%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 14.56%.



22  PROSPECTUS Institutional Mutual Funds

REAL ESTATE SECURITIES FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003       42.35%


Best quarter: 15.16%, for the quarter ended June 30, 2003. Worst quarter:
1.85%, for the quarter ended December 31, 2002. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 10.96%.

INFLATION-LINKED BOND FUND


        [THE DATA BELOW APPEARS AS A BAR GRAPH IN THE PRINTED DOCUMENT.]

                                2003        7.65%


Best quarter: 3.55%, for the quarter ended June 30, 2003. Worst quarter: -0.12%, for the quarter ended September 30, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 1.57%.


AVERAGE ANNUAL TOTAL RETURNS FOR RETAIL
CLASS SHARES (BEFORE AND AFTER TAXES)


                                          ONE YEAR          SINCE INCEPTION
                                     (JANUARY 1, 2003 TO          TO
                                      DECEMBER 31, 2003)   DECEMBER 31, 2003
================================================================================
  LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     33.31%              35.02%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     31.17%              33.05%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               22.05%              28.90%
--------------------------------------------------------------------------------
    Russell 1000 Value Index                30.03%              32.33%
--------------------------------------------------------------------------------
  MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     45.80%              45.04%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     44.25%              43.80%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               29.95%              37.88%
--------------------------------------------------------------------------------
    Russell Midcap Growth Index             42.71%              42.48%
--------------------------------------------------------------------------------
  MID-CAP VALUE FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     42.07%              41.94%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     40.11%              40.13%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               27.64%              34.90%
--------------------------------------------------------------------------------
    Russell Midcap Value Index              38.07%              36.64%
--------------------------------------------------------------------------------


                                          ONE YEAR          SINCE INCEPTION
                                     (JANUARY 1, 2003 TO          TO
                                      DECEMBER 31, 2003)   DECEMBER 31, 2003
================================================================================
  SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     47.15%              43.24%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     43.85%              40.50%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               31.11%              35.54%
--------------------------------------------------------------------------------
    Russell 2000 Index                      47.25%              42.88%
--------------------------------------------------------------------------------
  REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                     42.35%              34.53%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions     35.34%              28.82%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares               27.35%              26.09%
--------------------------------------------------------------------------------
    Wilshire Real Estate Securities Index   37.08%              29.86%
--------------------------------------------------------------------------------
  INFLATION-LINKED BOND FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                      7.65%               6.58%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions      6.01%               4.96%
--------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares                5.00%               4.66%
--------------------------------------------------------------------------------
    Lehman Brothers U.S. Treasury Inflation
      Notes Index                            8.40%               7.11%
--------------------------------------------------------------------------------
    Salomon Smith Barney Index
--------------------------------------------------------------------------------
    Inflation-Linked Securities Index        8.26%               7.10%
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

The benchmark indices reflect no deductions for fees, expenses or taxes.

On October 1, 2003, the Inflation-Linked Bond Fund's benchmark was changed to the Lehman Brothers U.S. Treasury Inflation Notes Index. Prior to that date, the benchmark index was the Salomon Smith Barney Inflation-Linked Securities Index. Although these indices have the same composition, the change was designed to align the pricing source for the fund's portfolio with that of its benchmark, thereby achieving a more accurate and standardized performance comparison.



                                       Institutional Mutual Funds PROSPECTUS  23

FEES AND EXPENSES

The Funds offer three different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.


FEES AND EXPENSES FOR THE INSTITUTIONAL CLASS SHARES

The following tables describe the fees and expenses that you pay if you buy and hold Institutional Class shares of the Funds:

  SHAREHOLDER FEES (DEDUCTED DIRECTLY                             INSTITUTIONAL
  FROM GROSS AMOUNT OF TRANSACTION)                                   CLASS
--------------------------------------------------------------------------------
  Maximum Sales Charge Imposed on
    Purchases (percentage of offering price)                            0%
--------------------------------------------------------------------------------
  Maximum Deferred Sales Charge                                         0%
--------------------------------------------------------------------------------
  Maximum Sales Charge Imposed on
    Reinvested Dividends and Other Distributions                        0%
--------------------------------------------------------------------------------
  Redemption Fee                                                        0%
--------------------------------------------------------------------------------
  Exchange Fee                                                          0%
--------------------------------------------------------------------------------
  Maximum Account Fee                                                   0%
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                   TOTAL ANNUAL                  NET ANNUAL
                                         MANAGE-                      FUND          EXPENSE        FUND
                                          MENT          OTHER       OPERATING     REIMBURSE-     OPERATING
                                          FEES       EXPENSES(1)    EXPENSES        MENT(2)      EXPENSES
===========================================================================================================
   Growth Equity Fund                     0.08%         0.10%          0.18%          0.04%        0.14%
-----------------------------------------------------------------------------------------------------------
   Growth & Income Fund                   0.08%         0.07%          0.15%          0.01%        0.14%
-----------------------------------------------------------------------------------------------------------
   International Equity Fund              0.09%         0.18%          0.27%          0.07%        0.20%
-----------------------------------------------------------------------------------------------------------
   Large-Cap Value Fund                   0.08%         0.13%          0.21%          0.07%        0.14%
-----------------------------------------------------------------------------------------------------------
   Mid-Cap Growth Fund                    0.08%         0.31%          0.39%          0.25%        0.14%
-----------------------------------------------------------------------------------------------------------
   Mid-Cap Value Fund                     0.08%         0.24%          0.32%          0.18%        0.14%
-----------------------------------------------------------------------------------------------------------
   Small-Cap Equity Fund                  0.08%         0.54%          0.62%          0.48%        0.14%
-----------------------------------------------------------------------------------------------------------
   Large-Cap Growth Index Fund            0.04%         0.09%          0.13%          0.05%        0.08%
-----------------------------------------------------------------------------------------------------------
   Large-Cap Value Index Fund             0.04%         0.12%          0.16%          0.08%        0.08%
-----------------------------------------------------------------------------------------------------------
   Equity Index Fund                      0.04%         0.05%          0.09%          0.01%        0.08%
-----------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                     0.04%         0.13%          0.17%          0.09%        0.08%
-----------------------------------------------------------------------------------------------------------
   Mid-Cap Growth Index Fund              0.04%         0.11%          0.15%          0.07%        0.08%
-----------------------------------------------------------------------------------------------------------
   Mid-Cap Value Index Fund               0.04%         0.12%          0.16%          0.08%        0.08%
-----------------------------------------------------------------------------------------------------------
   Mid-Cap Blend Index Fund               0.04%         0.16%          0.20%          0.12%        0.08%
-----------------------------------------------------------------------------------------------------------
   Small-Cap Growth Index Fund            0.04%         0.12%          0.16%          0.08%        0.08%
-----------------------------------------------------------------------------------------------------------
   Small-Cap Value Index Fund             0.04%         0.14%          0.18%          0.10%        0.08%
-----------------------------------------------------------------------------------------------------------
   Small-Cap Blend Index Fund             0.04%         0.15%          0.19%          0.11%        0.08%
-----------------------------------------------------------------------------------------------------------
   International Equity Index Fund        0.04%         0.29%          0.33%          0.18%        0.15%
-----------------------------------------------------------------------------------------------------------
   Social Choice Equity Fund              0.04%         0.09%          0.13%          0.05%        0.08%
-----------------------------------------------------------------------------------------------------------
   Real Estate Securities Fund            0.09%         0.09%          0.18%          0.03%        0.15%
-----------------------------------------------------------------------------------------------------------
   Bond Fund                              0.08%         0.06%          0.14%            --         0.14%
-----------------------------------------------------------------------------------------------------------
   Inflation-Linked Bond Fund             0.09%         0.06%          0.15%          0.01%        0.14%
-----------------------------------------------------------------------------------------------------------
   Money Market Fund                      0.04%         0.06%          0.10%          0.01%        0.09%
-----------------------------------------------------------------------------------------------------------

(1) The figures shown for Other Expenses (which do not include investment management fees) are based on the Funds' annual operating expenses as of September 30, 2003.

(2) To limit the Funds' expenses during its initial period of operations, Advisors has agreed to reimburse the Funds for such Other Expenses (which do not include investment management fees) that would cause the net annual fund operating expenses to exceed the percentages listed in the last column above.


EXAMPLE

The following example is intended to help you compare the cost of investing in Institutional Class shares of the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year, that the Fund's operating expenses remain the same, and that there is no expense reimbursement agreement in place after February 1, 2005. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
================================================================================
   Growth Equity Fund                   $14        $54         $97        $226
--------------------------------------------------------------------------------
   Growth & Income Fund                 $14        $47         $84        $191
--------------------------------------------------------------------------------
   International Equity Fund            $20        $80        $145        $336
--------------------------------------------------------------------------------
   Large-Cap Value Fund                 $14        $61        $111        $261
--------------------------------------------------------------------------------
   Mid-Cap Growth Fund                  $14       $100        $194        $468
--------------------------------------------------------------------------------
   Mid-Cap Value Fund                   $14        $85        $162        $388
--------------------------------------------------------------------------------
   Small-Cap Equity Fund                $14       $150        $298        $728
--------------------------------------------------------------------------------
   Large-Cap Growth Index Fund           $8        $37         $68        $161
--------------------------------------------------------------------------------
   Large-Cap Value Index Fund            $8        $43         $82        $197
--------------------------------------------------------------------------------
   Equity Index Fund                     $8        $43         $82        $197
--------------------------------------------------------------------------------
   S&P 500 Index Fund                    $8        $46         $87        $208
--------------------------------------------------------------------------------
   Mid-Cap Growth Index Fund             $8        $41         $78        $185
--------------------------------------------------------------------------------
   Mid-Cap Value Index Fund              $8        $43         $82        $197
--------------------------------------------------------------------------------
   Mid-Cap Blend Index Fund              $8        $52        $101        $243
--------------------------------------------------------------------------------
   Small-Cap Growth Index Fund           $8        $43         $82        $197
--------------------------------------------------------------------------------
   Small-Cap Value Index Fund            $8        $48         $91        $220
--------------------------------------------------------------------------------
   Small-Cap Blend Index Fund            $8        $50         $96        $232
--------------------------------------------------------------------------------
   International Equity Index Fund      $15        $88        $167        $401
--------------------------------------------------------------------------------
   Real Estate Securities Fund          $15        $55         $98        $227
--------------------------------------------------------------------------------
   Social Choice Equity Fund             $8        $37         $68        $161
--------------------------------------------------------------------------------
   Bond Fund                            $14        $14         $14         $14
--------------------------------------------------------------------------------
   Inflation-Linked Bond Fund           $14        $47         $84        $191
--------------------------------------------------------------------------------
   Money Market Fund                     $9        $31         $55        $127
--------------------------------------------------------------------------------



FEES AND EXPENSES FOR THE RETIREMENT CLASS SHARES

The following tables describe the fees and expenses that you pay if you buy and hold Retirement Class shares of the Funds:

   SHAREHOLDER FEES (DEDUCTED DIRECTLY                               RETIREMENT
   FROM GROSS AMOUNT OF TRANSACTION)                                   CLASS
--------------------------------------------------------------------------------
   Maximum Sales Charge Imposed on
     Purchases (percentage of offering price)                             0%
--------------------------------------------------------------------------------
   Maximum Deferred Sales Charge                                          0%
--------------------------------------------------------------------------------
   Maximum Sales Charge Imposed on
     Reinvested Dividends and Other Distributions                         0%
--------------------------------------------------------------------------------
   Redemption Fee                                                         0%
--------------------------------------------------------------------------------
   Exchange Fee                                                           0%
--------------------------------------------------------------------------------
   Maximum Account Fee                                                    0%
--------------------------------------------------------------------------------



24  PROSPECTUS Institutional Mutual Funds

RETIREMENT CLASS


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                                                       TOTAL                          NET
                                                          DISTRIBU-                    ANNUAL                        ANNUAL
                                               MANAGE-      TION                        FUND          EXPENSE         FUND
                                                MENT       (12B-1)       OTHER        OPERATING     REIMBURSE-      OPERATING
                                                FEES       FEES(1)    EXPENSES(2)     EXPENSES        MENT(3)       EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
   Growth & Income Fund                         0.08%        0.04%        0.36%         0.48%             --           0.48%
---------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                    0.09%        0.04%        0.48%         0.61%           0.06%          0.55%
---------------------------------------------------------------------------------------------------------------------------------
   Large-Cap Value Fund                         0.08%        0.04%        0.42%         0.54%           0.06%          0.48%
---------------------------------------------------------------------------------------------------------------------------------
   Mid-Cap Growth Fund                          0.08%        0.04%        0.61%         0.73%           0.25%          0.48%
---------------------------------------------------------------------------------------------------------------------------------
   Mid-Cap Value Fund                           0.08%        0.04%        0.53%         0.65%           0.17%          0.48%
---------------------------------------------------------------------------------------------------------------------------------
   Small-Cap Equity Fund                        0.08%        0.04%        0.83%         0.95%           0.47%          0.48%
---------------------------------------------------------------------------------------------------------------------------------
   Large-Cap Growth Index Fund                  0.04%        0.04%        0.38%         0.46%           0.02%          0.44%
---------------------------------------------------------------------------------------------------------------------------------
   Large-Cap Value Index Fund                   0.04%        0.04%        0.40%         0.48%           0.04%          0.44%
---------------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                           0.04%        0.04%        0.43%         0.51%           0.07%          0.44%
---------------------------------------------------------------------------------------------------------------------------------
   Mid-Cap Growth Index Fund                    0.04%        0.04%        0.40%         0.48%           0.04%          0.44%
---------------------------------------------------------------------------------------------------------------------------------
   Mid-Cap Value Index Fund                     0.04%        0.04%        0.40%         0.48%           0.04%          0.44%
---------------------------------------------------------------------------------------------------------------------------------
   Mid-Cap Blend Index Fund                     0.04%        0.04%        0.45%         0.53%           0.09%          0.44%
---------------------------------------------------------------------------------------------------------------------------------
   Small-Cap Growth Index Fund                  0.04%        0.04%        0.40%         0.48%           0.04%          0.44%
---------------------------------------------------------------------------------------------------------------------------------
   Small-Cap Value Index Fund                   0.04%        0.04%        0.42%         0.50%           0.06%          0.44%
---------------------------------------------------------------------------------------------------------------------------------
   Small-Cap Blend Index Fund                   0.04%        0.04%        0.44%         0.52%           0.08%          0.44%
---------------------------------------------------------------------------------------------------------------------------------
   International Equity Index Fund              0.04%        0.04%        0.57%         0.65%           0.15%          0.50%
---------------------------------------------------------------------------------------------------------------------------------
   Social Choice Equity Fund                    0.04%        0.04%        0.40%         0.48%           0.04%          0.44%
---------------------------------------------------------------------------------------------------------------------------------
   Real Estate Securities Fund                  0.09%        0.04%        0.38%         0.51%           0.02%          0.49%
---------------------------------------------------------------------------------------------------------------------------------

(1) The Funds have adopted distribution plans pursuant to 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") that permits Retirement Class shares to reimburse Teachers Personal Investors Services, Inc. ("TPIS"), a subsidiary of TIAA and principal underwriter for the Funds, for certain promotional expenses of selling Retirement Class shares in an amount up to 0.04% of the net asset value of the shares on an annual basis.

(2) The figures shown for Other Expenses (which do not include 12b-1 or investment management fees) are based on the Funds' annual operating expenses as of September 30, 2003.

(3) To limit the Funds' expenses during its initial period of operations, Advisors has agreed to reimburse the Funds for such Other Expenses (which do not include investment management or 12b-1 fees) that would cause the net annual fund operating expenses to exceed the percentages stated in the last column above.


EXAMPLE


The following example is intended to help you compare the cost of investing in Retirement Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year, that the Fund's operating expenses remain the same, and that there is no expense reimbursement agreement in place after February 1, 2005. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR        3 YEARS      5 YEARS       10 YEARS
=============================================================================================
   Growth & Income Fund                    $49          $154         $269           $604
---------------------------------------------------------------------------------------------
   International Equity Fund               $56          $189         $334           $756
---------------------------------------------------------------------------------------------
   Large-Cap Value Fund                    $49          $167         $296           $671
---------------------------------------------------------------------------------------------
   Mid-Cap Growth Fund                     $49          $208         $381           $883
---------------------------------------------------------------------------------------------
   Mid-Cap Value Fund                      $49          $191         $345           $794
---------------------------------------------------------------------------------------------
   Small-Cap Equity Fund                   $49          $256         $480         $1,123
---------------------------------------------------------------------------------------------
   Large-Cap Growth Index Fund             $45          $146         $256           $577
---------------------------------------------------------------------------------------------
   Large-Cap Value Index Fund              $45          $150         $265           $600
---------------------------------------------------------------------------------------------
   S&P 500 Index Fund                      $45          $156         $278           $634
---------------------------------------------------------------------------------------------
   Mid-Cap Growth Index Fund               $45          $150         $265           $600
---------------------------------------------------------------------------------------------
   Mid-Cap Value Index Fund                $45          $150         $265           $600
---------------------------------------------------------------------------------------------
   Mid-Cap Blend Index Fund                $45          $161         $287           $656
---------------------------------------------------------------------------------------------
   Small-Cap Growth Index Fund             $45          $150         $265           $600
---------------------------------------------------------------------------------------------
   Small-Cap Value Index Fund              $45          $154         $274           $622
---------------------------------------------------------------------------------------------
   Small-Cap Blend Index Fund              $45          $159         $283           $645
---------------------------------------------------------------------------------------------
   International Equity Index Fund         $51          $193         $347           $796
---------------------------------------------------------------------------------------------
   Social Choice Equity Fund               $45          $150         $265           $600
---------------------------------------------------------------------------------------------
   Real Estate Securities Fund             $50          $162         $283           $639
---------------------------------------------------------------------------------------------


FEES AND EXPENSES FOR THE RETAIL CLASS SHARES


The following tables describe the fees and expenses that you pay if you buy and hold Retail Class shares of the Funds:


   SHAREHOLDER FEES (DEDUCTED DIRECTLY                               RETAIL
   FROM GROSS AMOUNT OF TRANSACTION)                                  CLASS
================================================================================
   Maximum Sales Charge Imposed on

     Purchases (percentage of offering price)                           0%
--------------------------------------------------------------------------------
   Maximum Deferred Sales Charge                                        0%
--------------------------------------------------------------------------------
   Maximum Sales Charge Imposed on
     Reinvested Dividends and Other Distributions                       0%
--------------------------------------------------------------------------------
   Redemption Fee                                                       0%
--------------------------------------------------------------------------------
   Exchange Fee                                                         0%
--------------------------------------------------------------------------------
   Maximum Annual Account Fee                                     See footnote
--------------------------------------------------------------------------------

A $25 low-balance fee was proposed to be assessed annually on account balances below $1,500. We have delayed introduction of this fee and our low balance fee policy is being reassessed. We will notify you in advance of the policy to be implemented. (See page __).



                                       Institutional Mutual Funds PROSPECTUS  25

RETAIL CLASS


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                                 TOTAL ANNUAL                  NET ANNUAL
                                         MANAGE-                     FUND          EXPENSE        FUND
                                          MENT         OTHER       OPERATING     REIMBURSE-     OPERATING
                                          FEES      EXPENSES(1)    EXPENSES        MENT(2)      EXPENSES
----------------------------------------------------------------------------------------------------------
   Large-Cap Value Fund                   0.08%        0.43%          0.51%          0.01%        0.44%
----------------------------------------------------------------------------------------------------------
   Mid-Cap Growth Fund                    0.08%        0.61%          0.69%          0.25%        0.44%
----------------------------------------------------------------------------------------------------------
   Mid-Cap Value Fund                     0.08%        0.54%          0.62%          0.18%        0.44%
----------------------------------------------------------------------------------------------------------
   Small-Cap Equity Fund                  0.08%        0.70%          0.78%          0.48%        0.30%
----------------------------------------------------------------------------------------------------------
   Real Estate Securities Fund            0.09%        0.38%          0.47%          0.02%        0.45%
----------------------------------------------------------------------------------------------------------
   Inflation-Linked Bond Fund             0.09%        0.22%          0.31%          0.01%        0.30%
----------------------------------------------------------------------------------------------------------

(1) The figures shown for Other Expenses (which do not include investment management fees) are based on actual operating expenses as of September 30, 2003.

(2) To limit the Funds' expenses during its initial period of operations, Advisors has agreed to reimburse the Funds for such Other Expenses (which do not include investment management fees) that would cause the net annual fund operating expenses to exceed the percentages listed in the last column above.


EXAMPLE


The following example is intended to help you compare the cost of investing in Retail Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year, that the Fund's operating expenses remain the same, and that there is no expense reimbursement agreement in place after February 1, 2005. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
   Large-Cap Value Fund                 $45         $156       $278      $634
--------------------------------------------------------------------------------
   Mid-Cap Growth Fund                  $45         $196       $359      $835
--------------------------------------------------------------------------------
   Mid-Cap Value Fund                   $45         $180       $328      $757
--------------------------------------------------------------------------------
   Small-Cap Equity Fund                $31         $201       $386      $921
--------------------------------------------------------------------------------
   Real Estate Securities Fund          $46         $149       $261      $590
--------------------------------------------------------------------------------
   Inflation-Linked Bond Fund           $31          $99       $173      $392
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, STRATEGIES
AND RISKS

INVESTMENT MANAGEMENT STYLES

GROWTH INVESTING. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer's earnings (I.E., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

    VALUE INVESTING. This is a portfolio management style that typically involves seeking securities that:

o Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);
o Can be acquired for less than what one believes is the issuer's potential value; and
o   Appear attractive using discounted cash flow models.

    Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer's potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARK AND OTHER INDICES


    The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

RUSSELL 1000 GROWTH INDEX

    This is the benchmark index for the GROWTH EQUITY FUND and the LARGE-CAP GROWTH INDEX FUND. The Russell 1000 Growth Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2003, the market capitalization of companies in the Russell 1000 Growth Index ranged from $690 million to $310 billion, with a mean market capitalization of $13.5 billion and a median market capitalization of $4 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

S&P 500 INDEX

    This is the benchmark index for the GROWTH & INCOME FUND and the S&P 500 INDEX FUND. The S&P 500 Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology and financial companies of the U.S. markets. The index focuses on the Large Cap segment of the market, with over 80% coverage of U.S. equities. Standard & Poor's determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time.

MSCI EAFE INDEX

    This is the benchmark index for the INTERNATIONAL EQUITY FUND and the INTERNATIONAL EQUITY INDEX FUND. The MSCI EAFE Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America - in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country's market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most "investable" stocks (as determined by size and trading volume) are




26 PROSPECTUS Institutional Mutual Funds selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country's free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.

    The MSCI EAFE Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.


RUSSELL 1000 VALUE INDEX

    This is the benchmark for the LARGE-CAP VALUE FUND and the LARGE-CAP VALUE INDEX FUND. The Russell 1000 Value Index is a subset of the Russell 1000 Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2003, the market capitalization of companies in the Russell 1000 Value Index ranged from $690 million to $273.9 billion, with a mean market capitalization of $10.3 billion and a median market capitalization of $3.8 billion.

RUSSELL MIDCAP GROWTH INDEX

    This is the benchmark for the MID-CAP GROWTH FUND and the MID-CAP GROWTH INDEX FUND. The Russell Midcap Growth Index is a subset of the Russell Mid-Cap Index which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2003, the market capitalization of companies in the Russell Midcap Growth Index ranged from $690 million to $17 billion, with a mean market capitalization of $4.1 billion and a median market capitalization of $3.2 billion.

RUSSELL MIDCAP VALUE INDEX

    This is the benchmark for the MID-CAP VALUE FUND and the MID-CAP VALUE INDEX FUND. The Russell Midcap Value Index is a subset of the Russell Midcap Index which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2003, the market capitalization of companies in the Russell Midcap Value Index ranged from $690 million to $13.9 billion, with a mean market capitalization of $4.0 billion and a median market capitalization of $3.1 billion.

RUSSELL 2000 INDEX

    This is the benchmark for the SMALL-CAP EQUITY FUND and the SMALL-CAP BLEND INDEX FUND. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2003, the market capitalization of companies in the Russell 2000 Index ranged from $40 million to $2.0 billion, with a mean market capitalization of $580 million and a median market capitalization of $470 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

RUSSELL 3000(R) INDEX

    This is the benchmark for the EQUITY INDEX FUND and the SOCIAL CHOICE EQUITY FUND. The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2003, the market capitalization of companies in the Russell 3000 Index ranged from $40 million to $310 billion, with a mean market capitalization of $4.4 billion and a median market capitalization of $810 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

RUSSELL MID-CAP INDEX

    This is the benchmark for the MID-CAP BLEND INDEX FUND. The Russell Mid-Cap Index represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. As of December 31, 2003, the market capitalization of companies in the Russell Mid-Cap Index ranged from $690 million to $12.3 billion, with a mean market capitalization of $4.1 billion and a median market capitalization of $3.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

RUSSELL 2000 GROWTH INDEX

    This is the benchmark for the SMALL-CAP GROWTH INDEX FUND. The Russell 2000 Growth Index is a sub-set of the Russell 2000 Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2003, the market capitalization of companies in the Russell 2000 Growth Index ranged from $60 million to $2.0 billion, with a mean market capitalization of $580 million and a median market capitalization of $460 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

RUSSELL 2000 VALUE INDEX

    This is the benchmark for the SMALL-CAP VALUE INDEX FUND. The Russell 2000 Value Index is a sub-set of the Russell 2000 Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2003, the market capitalization of companies in the Russell 2000 Value Index ranged from $40 million to $2 billion, with a mean market capitalization of $580 million and a median market capitalization of $470 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

WILSHIRE REAL ESTATE SECURITIES INDEX

    This is the benchmark for the REAL ESTATE SECURITIES FUND. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The Wilshire Real Estate Securities Index is capital-



                                       Institutional Mutual Funds PROSPECTUS  27
ization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. Companies in the Wilshire Real Estate Securities Index generally have market capitalizations of at least $100 million, and hold real estate assets with book values of at least $100 million.

LEHMAN BROTHERS AGGREGATE BOND INDEX

    This is the benchmark for the BOND FUND. The Lehman Brothers Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

LEHMAN BROTHERS U.S. TREASURY INFLATION NOTES INDEX

    This is the benchmark for the INFLATION-LINKED BOND FUND. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index ("CPI"). To be selected for inclusion in the Lehman Brothers U.S. Treasury Inflation Notes Index, the securities must have a minimum maturity of one year and a minimum amount outstanding of $1 billion.


ADDITIONAL INVESTMENT STRATEGIES


EQUITY FUNDS


    The Equity Funds may invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities.

    Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

    The Equity Funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund's investment objective and restrictions.

THE REAL ESTATE SECURITIES FUND


    The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above in the section entitled "Additional Investment Strategies for the Equity Funds" as well as the investment strategies used by the Fixed-Income Funds that are described below in the section entitled "Additional Investment Strategies for the Fixed Income Funds."


THE FIXED INCOME FUNDS


    The Fixed Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fixed Income Funds may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund's investment objective and restrictions.


THE MONEY MARKET FUND


    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund's assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. WE CAN'T ASSURE YOU THAT WE WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE FOR THIS FUND.


    The Fund will invest primarily in:

(1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

(3) Securities issued by or whose principal and interest are guaranteed by the U.S. Government or one of its agencies or instrumentalities;

(4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5) Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

(6) Participation interests in loans banks have made to the issuers of (1) and
    (4) above (these may be considered illiquid);

(7) Asset-backed securities issued by domestic corporations or trusts;

(8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.


    The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities," that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.


    The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.


28  PROSPECTUS Institutional Mutual Funds

PORTFOLIO TURNOVER

    A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher "portfolio turnover rate." A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Funds will have higher portfolio turnover rates than the Index Funds. The portfolio turnover rates of the Funds during recent fiscal periods are included below under Financial Highlights.


SHARE CLASSES

    TIAA-CREF Institutional Mutual Funds offers the following share classes for investors (a Fund may not offer all classes of shares):


o Retirement Class shares are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with TIAA-CREF Individual & Institutional Services, LLC ("Services"), a broker-dealer affiliate of Teachers Insurance and Annuity Association of America ("TIAA") and its companion organization, the College Retirement Equities Fund ("CREF" and, together with TIAA, "TIAA-CREF") in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans. Retirement Class shares also may be offered through custody accounts established by individuals with Services as Individual Retirement Accounts ("IRAs").


o Institutional Class shares are available for purchase only by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries") or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares, or other affiliates of TIAA-CREF that the TIAA-CREF Institutional Mutual Funds may approve from time to time.

o   Retail Class shares are offered directly to the investing public.

MANAGEMENT OF THE FUNDS

THE FUNDS' INVESTMENT ADVISER


    Teachers Advisors, Inc. ("Advisors") manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC ("Investment Management"), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2003, Advisors and Investment Management together had $156 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.


    Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.


    Under the terms of an Investment Management Agreement between TIAA-CREF Institutional Mutual Funds and Advisors, Advisors is entitled to an annual fee for the investment management services it provides to each of the Funds. The annual investment management fees with respect to each Fund are as follows:


                                                      ANNUAL FEE (AS A
                                                  PERCENTAGE OF THE AVERAGE
   FUND                                         DAILY NET ASSETS OF THE FUND)
--------------------------------------------------------------------------------
   Growth Equity Fund                                       0.08%
--------------------------------------------------------------------------------
   Growth & Income Fund                                     0.08%
--------------------------------------------------------------------------------
   International Equity Fund                                0.09%
--------------------------------------------------------------------------------
   Large-Cap Value Fund                                     0.08%
--------------------------------------------------------------------------------
   Mid-Cap Growth Fund                                      0.08%
--------------------------------------------------------------------------------
   Mid-Cap Value Fund                                       0.08%
--------------------------------------------------------------------------------
   Small-Cap Equity Fund                                    0.08%
--------------------------------------------------------------------------------
   Large-Cap Growth Index Fund                              0.04%
--------------------------------------------------------------------------------
   Large-Cap Value Index Fund                               0.04%
--------------------------------------------------------------------------------
   Equity Index Fund                                        0.04%
--------------------------------------------------------------------------------
   S&P 500 Index Fund                                       0.04%
--------------------------------------------------------------------------------
   Mid-Cap Growth Index Fund                                0.04%
--------------------------------------------------------------------------------
   Mid-Cap Value Index Fund                                 0.04%
--------------------------------------------------------------------------------
   Mid-Cap Blend Index Fund                                 0.04%
--------------------------------------------------------------------------------
   Small-Cap Growth Index Fund                              0.04%
--------------------------------------------------------------------------------
   Small-Cap Value Index Fund                               0.04%
--------------------------------------------------------------------------------
   Small-Cap Blend Index Fund                               0.04%
--------------------------------------------------------------------------------
   International Equity Index Fund                          0.04%
--------------------------------------------------------------------------------
   Social Choice Equity Fund                                0.04%
--------------------------------------------------------------------------------
   Real Estate Securities Fund                              0.09%
--------------------------------------------------------------------------------
   Bond Fund                                                0.08%
--------------------------------------------------------------------------------
   Inflation-Linked Bond Fund                               0.09%
--------------------------------------------------------------------------------
   Money Market Fund                                        0.04%
--------------------------------------------------------------------------------

    Each Fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund's investments.

OTHER SERVICES

    TIAA-CREF Institutional Mutual Funds has entered into a Service Agreement with Advisors, under which Advisors has agreed to provide or arrange for a number of services to the Funds, including transfer agency, dividend disbursing, accounting, administrative and shareholder services. The Funds' compensation to Advisors for these services is reflected as an administrative expense of the Funds. Services that are provided to a particular class of shares are borne only by that class. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Service Agreement.


    TIAA-CREF Institutional Mutual Funds has adopted a Distribution Plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Retirement Class shares of the Funds. Under the Distribution Plan, TIAA-CREF Institutional Mutual Funds may reimburse TPIS for all or part of certain expenses that are incurred in connection with the promotion and distribution of the Retirement Class shares of a Fund, up to an annual rate of 0.04% of the average daily net asset value of such Fund attributable to Retirement Class shares. Fees to be paid with respect to the Funds under the Distribution Plan will be calculated daily and paid monthly. The annual fees payable with respect to the Retirement Class shares of a Fund are intended to reimburse TPIS for expenses it incurs promoting the sale of Retirement Class shares and provide ongoing servicing and maintenance of the accounts of Retirement Class shares, and for providing personal and account maintenance services to



                                       Institutional Mutual Funds PROSPECTUS  29

Retirement Class shareholders and salaries and other expenses relating to the Retirement Class account servicing efforts. Because the fees are paid out of a Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATING SHARE PRICE

    We determine the net asset value ("NAV") per share, or share price, of a Fund on each day the New York Stock Exchange is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on all U.S. national exchanges (generally, 4:00 p.m. Eastern Time) where securities or other investments of a Fund are principally traded. We will not price Fund shares on days that the NYSE is closed. This remains the case for Funds that invest in foreign securities, even though such securities may continue to trade and their values may fluctuate. We compute a Fund's NAV by dividing the value of the Fund's assets, less its liabilities, by the number of outstanding shares of that Fund.


    For Funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund's NAV is calculated.

    Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.


    To calculate the Money Market Fund's NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regard less of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

    Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

   FUND                                                           DIVIDEND PAID

--------------------------------------------------------------------------------
   Growth Equity Fund                                               Annually
--------------------------------------------------------------------------------
   Growth & Income Fund                                             Quarterly
--------------------------------------------------------------------------------
   International Equity Fund                                        Annually
--------------------------------------------------------------------------------
   Large-Cap Value Fund                                             Annually
--------------------------------------------------------------------------------
   Mid-Cap Growth Fund                                              Annually
--------------------------------------------------------------------------------
   Mid-Cap Value Fund                                               Annually
--------------------------------------------------------------------------------
   Small-Cap Equity Fund                                            Annually
--------------------------------------------------------------------------------
   Large-Cap Growth Index Fund                                      Annually
--------------------------------------------------------------------------------
   Large-Cap Value Index Fund                                       Annually
--------------------------------------------------------------------------------
   Equity Index Fund                                                Annually
--------------------------------------------------------------------------------
   S&P 500 Index Fund                                               Annually
--------------------------------------------------------------------------------
   Mid-Cap Growth Index Fund                                        Annually
--------------------------------------------------------------------------------
   Mid-Cap Value Index Fund                                         Annually
--------------------------------------------------------------------------------
   Mid-Cap Blend Index Fund                                         Annually
--------------------------------------------------------------------------------
   Small-Cap Growth Index Fund                                      Annually
--------------------------------------------------------------------------------
   Small-Cap Value Index Fund                                       Annually
--------------------------------------------------------------------------------
   Small-Cap Blend Index Fund                                       Annually
--------------------------------------------------------------------------------
   International Equity Index Fund                                  Annually
--------------------------------------------------------------------------------
   Social Choice Equity Fund                                        Annually
--------------------------------------------------------------------------------
   Real Estate Securities Fund                                      Quarterly
--------------------------------------------------------------------------------
   Bond Fund                                                         Monthly
--------------------------------------------------------------------------------
   Inflation-Linked Bond Fund                                       Quarterly
--------------------------------------------------------------------------------
   Money Market Fund                                                 Monthly
--------------------------------------------------------------------------------

    Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

    We intend to pay net capital gains from Funds that have them once a year.

    Dividends and capital gain distributions paid to holders of Retirement Class shares of a Fund will automatically be reinvested in additional shares of the Fund. Holders of Institutional Class or Retail Class shares can elect from among the following distribution options:

1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your distribution option.

2. REINVESTMENT OPTION, DIFFERENT FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another Fund in which you already hold shares.

3. INCOME-EARNED OPTION. We'll automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

4. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

5. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.


30  PROSPECTUS Institutional Mutual Funds

    We make distributions for each Fund on a per share basis to the shareholders of record on the Fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of "Buying a dividend" below). Cash distribution checks will be mailed within seven days of the distribution date.

TAXES

    As with any investment, you should consider how your investment in any Fund will be taxed.

    TAXES ON DIVIDENDS AND DISTRIBUTIONS. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.


    For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service ("IRS") a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15 percent to individual investors (or at 5 percent to individual investors who are in the 10-percent or 15-percent tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

    Under recent legislation, a portion of ordinary income dividends paid by a Fund to individual investors may constitute "qualified dividend income" that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified income received by a Fund. Notwithstanding this, certain holding period requirements with respect to an individual's shares in a Fund may apply to prevent the individual from treating any portion of a dividend as "qualified dividend income." Additional information about this can be found in the SAI.


    TAXES ON TRANSACTIONS. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

    Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.


    BACKUP WITHHOLDING. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 29 percent of all the taxable distributions and redemption proceeds paid from your account during 2003. We are also required to begin backup withholding if instructed by the IRS to do so.


    "BUYING A DIVIDEND." If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

    EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund's distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

    OTHER RESTRICTIONS. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.


    SPECIAL CONSIDERATIONS FOR CERTAIN INSTITUTIONAL INVESTORS. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify in your hands for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.


    SPECIAL CONSIDERATIONS FOR INFLATION-LINKED BOND FUND SHAREHOLDERS. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

    CLIENTS OF TIAA-CREF TRUST COMPANY, FSB. If you purchased Fund shares through TIAA-CREF Trust Company, FSB, it is responsible for providing you with a statement showing taxable distributions paid to you from each Fund.

    TAXES RELATED TO RETIREMENT CLASS SHARES. Generally, individuals are not subject to federal income tax in connection with Retirement Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, Services or your tax advisor.

    This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

                                       Institutional Mutual Funds PROSPECTUS  31

YOUR ACCOUNT: BUYING, SELLING OR
EXCHANGING SHARES

RETIREMENT CLASS SHARES

HOW TO PURCHASE SHARES

ELIGIBLE RETIREMENT CLASS INVESTORS

    Retirement Class shares of the TIAA-CREF Institutional Mutual Funds are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with Services in connection with certain employee benefit plans (the "plan(s)"), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code. Retirement Class shares also may be offered through custody accounts established by individuals with Services as IRAs pursuant to section 408 of the Code.

STARTING OUT

    If you are a participant in such a plan and your employer or plan trustee has established a plan account with Services, then you may direct the purchase of Retirement Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center's online enrollment feature at WWW.TIAA-CREF.ORG.

PURCHASE OF RETIREMENT CLASS SHARES

    You may direct the purchase of Retirement Class shares of the Funds by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Retirement Class shares (see "Allocating Retirement Contributions to a Fund" below). You may also direct the purchase of Retirement Class shares of the Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer's plan.

    There is currently no minimum investment requirement for Retirement Class shares. We also do not currently restrict the frequency of investments made in the Funds by participant accounts, although we reserve the right to impose such restrictions in the future. Your employer's plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. Services accepts purchase payments only in U.S. dollars. Each investment in your participant account must be for a specified dollar amount. Services does not accept purchase requests specifying a certain price, date, or number of shares.

    Services has the right to reject your custody application and to refuse to sell additional Retirement Class shares of any Fund to any investor for any reason. Services treats all orders to purchase Retirement Class shares as being received by it when they are received in "good order" (see page __). We may suspend or terminate the offering of Retirement Class shares of one or more Funds to your employer's plan.

ALLOCATING RETIREMENT CONTRIBUTIONS TO A FUND

    If you are just starting out and are initiating contributions to your employer's plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds you wish to invest in and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

o   using the TIAA-CREF Web Center at www.tiaa-cref.org;
o calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;
o calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 11:00 p.m. Eastern Time and weekends from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
o   faxing us at: 800 914-8922; or
o   writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

OPENING AN IRA OR KEOGH ACCOUNT


    Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account with Services and purchase Retirement Class shares for their account. For more information about opening an IRA, please call our Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at WWW.TIAA-CREF.ORG. We reserve the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of certain Funds.

VERIFYING YOUR IDENTITY

    Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.


HOW TO EXCHANGE SHARES

GENERAL INFORMATION ABOUT EXCHANGES FOR RETIREMENT CLASS SHARES

    Subject to the limitations outlined below and any limitations under your employer's plan, you may exchange Retirement Class shares of a Fund for those of another Fund available under the plan. An "exchange" means:

o a sale of Retirement Class shares of one Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another Fund for your account;
o a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of a Fund for your participant, IRA or Annuity account;
o a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, a TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

o   using the TIAA-CREF Web Center at www.tiaa-cref.org;
o calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;
o calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 11:00 p.m. Eastern Time and weekends from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
o   faxing us at: 800 914-8922; or
o writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201. Services may, in its sole discretion, reject any exchange request for any reason and modify, suspend, or terminate the exchange privilege at any time.


MARKET TIMING POLICY

    There are participants who may try to profit from transferring money back and forth among the options available under the terms of your plan, in



32 PROSPECTUS Institutional Mutual Funds an effort to "time" the market. As money is shifted in and out of these accounts, we incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate the costs. To discourage this market timing activity, if you make more than three exchanges out of any TIAA-CREF account or fund in a calendar month, you will be advised that if this exchange frequency continues, we will suspend your ability to make exchanges by telephone, fax and Internet.

    In addition, you may not make electronic exchanges (I.E., over the Internet, by telephone or by fax) involving the International Equity Fund and the International Equity Index Fund (collectively, the "International Funds") between 2:30 p.m. and 4:00 p.m. Eastern Time. All those transfer requests will be rejected. Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time or the close of the NYSE, if earlier. We have the right to modify our policy at any time without advance notice.


HOW TO REDEEM SHARES

RETIREMENT CLASS INVESTORS

    You may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer's plan. A redemption can be part of an exchange. If it is, follow the procedures in the "How to Exchange Shares" Section above. Otherwise, to request a redemption, you can do one of the following:

o call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 11:00 p.m. Eastern Time and weekends from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
o   fax us at: 800 914-8922; or
o   write to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201

    You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

    We accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

    Pursuant to your instructions, Services reinvests redemption proceeds in (1) Retirement Class shares of other Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that Services receives your request in good order (see page __), and credits your participant or IRA account within seven days thereafter. If you request a redemption shortly after a recent purchase of Retirement Class shares by check, Services may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, Services will send the proceeds by check to the address, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct Services by letter with a signature guarantee.

    Services also may postpone payment of redemption proceeds if a Fund does not redeem shares tendered by Services for redemption. This can happen if: (1) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Fund shareholders.

IN-KIND REDEMPTIONS OF SHARES

    The Fund, in its sole discretion, may pay "in kind" any redemption requests made by Services on your behalf that exceed the lesser of $250,000 or 1% of the Fund's total assets during any 90-day period. A payment "in kind" means a payment of a pro-rata portion of the Fund's portfolio securities instead of cash. In such an event, Services will distribute these securities to you from your participant account. If you have an IRA custody account, Services will leave these securities in your account.

OTHER INVESTOR INFORMATION

    GOOD ORDER. Purchase, redemption and exchange requests from participants and IRA account owners are not processed by Services until it receives them in good order. "Good order" means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction.


    The share price used by Services for all transactions is the NAV per share next calculated after the Fund's transfer agent, Boston Financial Data Services ("BFDS"), receives a purchase or redemption order from Services on your behalf. Except as described above for the International Funds, if you place a purchase, redemption or exchange order for Retirement Class shares with Services in connection with your participant or IRA custody account anytime before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), Services executes the transaction using the NAV per share for that day.


    TIAA-CREF WEB CENTER AND TELEPHONIC TRANSACTIONS. The Funds and Services aren't liable for losses from unauthorized TIAA-CREF Web Center and telephonic transactions so long as the Funds and Services follow reasonable procedures designed to verify the identity of the person effecting the transaction. Services takes the following precautions to ensure your instructions are genuine. Services requires the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given through TIAA-CREF's Web Center or by telephone are genuine. Services also tape records telephone instructions and provides written confirmations of such instructions. Services accepts all telephone instructions that it reasonably believes are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. Services may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

ELECTRONIC PROSPECTUSES

    If you received this prospectus electronically and would like a paper copy, please contact us using the TIAA-CREF Web Center at WWW.TIAA-CREF.ORG and we will send one to you.

INSTITUTIONAL CLASS SHARES

HOW TO PURCHASE SHARES

ELIGIBLE INVESTORS

    Institutional class shares of TIAA-CREF Institutional Mutual Funds are only available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries"), such as TIAA-CREF Trust Company, FSB (the "Trust Company"), or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Collectively with TIAA-CREF Intermediaries, these contractually eligible investors are referred to as "Eligible Investors" in the rest of this prospectus.

PURCHASE OF FUND SHARES

    There is no minimum investment requirement for Eligible Investors. All purchases must be in U.S. dollars.

    We consider all requests for purchases to be received when they are received in "good order" (see page __).


                                       Institutional Mutual Funds PROSPECTUS  33

    There may be circumstances when we will not permit Eligible Investors to invest in one or more of the Funds. We reserve the right to suspend or terminate the offering of shares by one or more Funds. We also reserve the right to reject any specific purchase request.

PURCHASES BY ELIGIBLE INVESTORS

    Only Eligible Investors may invest in the Funds. All other prospective investors should contact their TIAA-CREF Intermediary for applicable purchase requirements.

    To purchase shares, an Eligible Investor should instruct its bank to wire money to

    State Street Bank and Trust Company
    ABA Number 011000028
    DDA Number 9905-454-6.
    Specify on the wire:

(1) TIAA-CREF Institutional Mutual Funds;
(2) account registration (names of registered owners), address and social security number(s) or taxpayer identification number;
(3) whether the investment is for a new or existing account (provide Fund account number if existing); and
(4) the Fund or Funds in which you want to invest, and amount to be invested in each.

INVESTING THROUGH THE TRUST COMPANY

    Clients of the Trust Company may invest in TIAA-CREF Institutional Mutual Funds only through the Trust Company, which is an Eligible Investor and serves as the TIAA-CREF Intermediary for its clients. Contact the Trust Company regarding how investments in Fund shares are held for your benefit. In addition to the fees and expenses deducted by the Funds, you may be charged a fee by the Trust Company for the services it provides you.

POINTS TO REMEMBER FOR ALL PURCHASES

o Each investment by an Eligible Investor in TIAA-CREF Institutional Mutual Funds must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.
o If you invest in TIAA-CREF Institutional Mutual Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their TIAA-CREF Intermediary (in addition to the fees and expenses deducted by the Funds).
o If we do not receive good funds through wire transfer, we will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds.

o Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.


IN-KIND PURCHASES OF SHARES

    Advisors, at its sole discretion, may permit an Eligible Investor to purchase shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund's investment restrictions. If the Fund accepts the securities, the Eligible Investor's account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact their TIAA-CREF Intermediary.

HOW TO REDEEM SHARES

REDEMPTIONS BY ELIGIBLE INVESTORS

    Eligible Investors can redeem (sell) their Fund shares at any time. If your shares were purchased through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares purchased through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your TIAA-CREF Intermediary.

    We will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

    We accept redemption orders through a telephone request made by calling 800 897-9069.

    Usually, we send redemption proceeds to the Eligible Investor on the second business day after we receive a redemption request, but not later than seven days afterwards, assuming the request is in good order (see page __). If a redemption is requested shortly after a recent purchase by check, the redemption proceeds may not be paid until payment for the purchase is collected. This can take up to ten days.

    We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or
(c) the SEC permits a delay for the protection of investors.

    We send redemption proceeds to the Eligible Investor at the address or bank account of record. If proceeds are to be sent elsewhere, we will require a letter of instruction from the Eligible Investor with a signature guarantee. We can send the redemption proceeds by check to the address of record or by wire transfer.

REDEEMING SHARES THROUGH THE TRUST COMPANY

    If you purchased shares through the Trust Company, it is responsible for making any redemption proceeds available to you. In addition, the Trust Company may impose its own restrictions on your ability to redeem shares. Please contact the Trust Company directly for more information.

IN-KIND REDEMPTIONS OF SHARES

    Large redemptions by any Eligible Investor that exceed the lesser of $250,000 or 1% of a Fund's assets during any 90-day period may be considered detrimental to the Fund's other shareholders. Therefore, at its sole discretion, the Fund may require that you take a "distribution in kind" upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner represent a pro-rata portion of the Fund's entire portfolio.



34  PROSPECTUS Institutional Mutual Funds

HOW TO EXCHANGE SHARES

EXCHANGES BY ELIGIBLE INVESTORS

    Eligible Investors can exchange shares in a Fund for shares of any other Fund at any time. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) If you hold shares through a TIAA-CREF Intermediary or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore is a taxable event.


    We reserve the right, at our sole discretion, to reject any exchange request and to modify, suspend, or terminate the exchange privilege at any time for any shareholder or class of shareholders. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market timing activity.


    Eligible Investors can make an exchange through a telephone request by calling 800 897-9069. Once made, an exchange request cannot be modified or canceled.

MAKING EXCHANGES THROUGH THE TRUST COMPANY

    If you purchased shares through the Trust Company, it is responsible for making any exchanges on your behalf. In addition, the Trust Company may impose its own restrictions on your ability to make exchanges. Please contact the Trust Company directly for more information.

OTHER INVESTOR INFORMATION

    GOOD ORDER. Requests for transactions by Eligible Investors will not be processed until they are received in good order by our transfer agent, BFDS. "Good order" means that an Eligible Investor's transaction request includes its Fund account number, the amount of the transaction (in dollars or shares), signatures of all account owners exactly as registered on the account, and any other supporting legal documentation that may be required.

    SHARE PRICE. The share price we use for transactions will be the NAV per share next calculated after BFDS receives an Eligible Investor's request in good order. If an Eligible Investor purchases or redeems shares anytime before the NYSE closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If an Eligible Investor makes a purchase or redemption request after the NYSE closes, the transaction price will be the NAV per share for the next business day. If you purchased shares through an Eligible Investor, the Eligible Investor (including the Trust Company) may require you to communicate to it any purchase, redemption, or exchange request before a specified deadline earlier than 4:00 p.m. in order to receive that day's NAV per share as the transaction price.

    TAXPAYER IDENTIFICATION NUMBER. Each Eligible Investor must provide its taxpayer identification number (which, for most individuals, is your social security number) to us and indicate whether or not it is subject to back-up withholding. If an Eligible Investor doesn't furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

    SIGNATURE GUARANTEE. For some transaction requests by an Eligible Investor, we may require a letter of instruction from the Eligible Investor with a signature guarantee. This requirement is designed to protect you and the TIAA-CREF Institutional Mutual Funds from fraud, and to comply with rules on stock transfers.

    TRANSFERRING SHARES. An Eligible Investor may transfer ownership of its shares to another person or organization that also qualifies as an Eligible Investor or may change the name on its account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees.

    ADVICE ABOUT YOUR ACCOUNT. Representatives of TPIS may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

RETAIL CLASS SHARES

TYPES OF ACCOUNTS

    Retail Class shares of the TIAA-CREF Institutional Mutual Funds are available for purchase in the following types of accounts:

o Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts (see page __ for more details).
o   Trust accounts (other than foreign trust accounts).
o Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).
o Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.
o Coverdell Education Savings Accounts ("Coverdell" accounts, formerly Education IRAs). This account lets you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.
o   Corporate and institutional accounts.

    We will only accept accounts with a U.S. address of record. We will not accept a post office box as the address of record for accounts. We will not accept accounts with a foreign address of record.

    For more information about opening an IRA or corporate or institutional account, please call us at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

HOW TO OPEN AN ACCOUNT AND MAKE SUBSEQUENT INVESTMENTS

    To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website at WWW.TIAA-CREF.ORG.

    The minimum initial investment is $2,500 per Fund for all accounts, including custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund.


    Subsequent investments per Fund for all account types is at least $50. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier's checks, cash or starter checks. We will not accept corporate checks for investment into non-corporate accounts.

    We consider all requests for purchases, checks and other forms of payments to be received when they are received in "good order". (See page __.) We will not accept third party checks. (We consider any check not made payable directly to TIAA-CREF Institutional Mutual Funds-Retail Class as a third party check). We cannot accept checks made out to you or other parties and signed over to us.


    TO OPEN AN ACCOUNT ON-LINE: Please visit our Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, custodian (UGMA or UTMA), Traditional IRA and Roth IRA account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.



                                       Institutional Mutual Funds PROSPECTUS  35

    TO OPEN AN ACCOUNT BY MAIL: Send your check, made payable to TIAA-CREF Institutional Mutual Funds-Retail Class, and application to:

    First Class Mail:    The TIAA-CREF Institutional Mutual Funds-Retail Class
                         c/o Boston Financial
                         Data Services
                         P.O. Box 8009
                         Boston, MA 02266-8009

    Overnight Mail:      The TIAA-CREF Institutional Mutual Funds-Retail Class
                         c/o Boston Financial
                         Data Services
                         66 Brooks Drive
                         Braintree, MA 02184-3839

    TO OPEN AN ACCOUNT BY WIRE: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to:

                 State Street Bank
                 ABA Number 011000028
                 DDA Number 99052771

    Specify on the wire:

o   The TIAA-CREF Institutional Mutual Funds-Retail Class
o Account registration (names of registered owners), address and social security number(s) or taxpayer identification number
o Indicate if this is for a new or existing account (provide Fund account number if existing)
o   The Fund(s) in which you want to invest, and amount per Fund to be invested

    You can purchase additional shares in any of the following ways:

    BY MAIL: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you don't have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, and the Fund(s) you want to invest in and the amount to be invested in each Fund(s).


    BY AUTOMATIC INVESTMENT PLAN (AIP): You can make subsequent investments automatically by electing this service on your initial application or later upon request. By electing this option you authorize us to take regular, automatic withdrawals from your bank.


    To begin this service, send us a voided check or savings account investment slip. It will take us up to 10 days from the time we receive it to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be for at least $50 per Fund.

    You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

    BY TELEPHONE: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the TIAA-CREF Institutional Mutual Funds over the telephone. There is a $100,000 limit on these purchases. Telephone requests can't be modified or canceled.

    All shareholders automatically have the right to buy shares by telephone. If you don't want the telephone purchase option, you can indicate this on the application or call us at 800 223-1200 any time after opening your account.

    OVER THE INTERNET: With TIAA-CREF's Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF's Web Center can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org.

    Before you can use TIAA-CREF's Web Center, you must enter your social security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF's Web Center will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF's Web Center are recorded electronically. Once made, your transactions cannot be modified or cancelled.

    BY WIRE: To buy additional shares by wire, follow the instructions above for opening an account by wire (you do not have to send us an application again).

POINTS TO REMEMBER FOR ALL PURCHASES

o Your investment must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.
o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the Funds.
o Your ability to purchase shares may be restricted due to limitations on exchanges. See "Points to Remember When Exchanging" below.
o If you have a securities dealer (including a mutual fund "supermarket"), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.
o If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds. There is a $15 fee for all returned items, including checks and electronic funds transfers.

o Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until you provide us with the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.


HOW TO REDEEM SHARES

    You can redeem (sell) your Retail Class shares at any time. Redemptions must be for at least $250 or the balance of your investment in a Fund, if less.

    Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see page __). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold your redemption proceeds for up to 10 calendar days to allow the check or automatic investment to clear.

    We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with a signature guarantee for each account holder (see page ___). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum


36 PROSPECTUS Institutional Mutual Funds of $5,000). Before calling, read "Points to Remember When Redeeming," below. We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

YOU CAN REDEEM SHARES IN ANY OF THE FOLLOWING WAYS:

    BY MAIL: Send your written request to either of the addresses listed in the "How to Open an Account and Make Subsequent Investments" section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

    BY TELEPHONE: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

    All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account. Telephone redemptions are not available for IRA accounts.


    BY SYSTEMATIC REDEMPTION PLAN: You can elect this feature only from Funds with balances of at least $5,000. We'll automatically redeem shares in a particular Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which Fund you want to redeem shares.


    If you want to set up a systematic redemption plan, contact us and we'll send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

    We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

POINTS TO REMEMBER WHEN REDEEMING:

o We can't accept redemption requests specifying a certain price or date; these requests will be returned.
o If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee of all owners exactly as registered on the account.
o For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.

HOW TO EXCHANGE SHARES

    Investors holding Retail Class shares of a Fund are accorded certain exchange privileges involving their Retail Class shares of a Fund. For purposes of making an exchange involving Retail Class shares, an "exchange" means:

o a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase Retail Class shares of another Fund;
o a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase shares of a mutual fund of TIAA-CREF Mutual Funds; and
o a sale (redemption) of shares of a mutual fund of TIAA-CREF Mutual Funds and the use of the proceeds to purchase of Retail Class shares of a Fund.

    In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below. The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a Fund in which you already own shares must be at least $50. An exchange to a new Fund must meet the account minimums as stated by account type above (I.E., $2,500 per Fund for all accounts, including Custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA or Coverdell accounts is $2,000 per
Fund).

    Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and social security number or taxpayer identification number.

YOU CAN MAKE EXCHANGES IN ANY OF THE FOLLOWING WAYS:

    BY MAIL: Send a letter of instruction to either of the addresses in the "How to Open an Account and Make Subsequent Investments" section. The letter must include your name, address, and the Funds and accounts you want to exchange between.

    BY TELEPHONE: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

    OVER THE INTERNET: You can exchange shares using TIAA-CREF's Web Center, which can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

    BY SYSTEMATIC EXCHANGE: You can elect this feature only if the balance of the Fund from which you are transferring shares is at least $5,000. We automatically redeem shares from a specified Fund and purchase shares in another Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the Funds involved in the exchange. An exchange to a Fund in which you already own shares must be for at least $50, and an exchange to a new Fund must meet the account minimums as stated by account type above (I.E., $2,500 per Fund for all accounts, including Custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA or Coverdell accounts is $2,000 per Fund).

    If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

POINTS TO REMEMBER WHEN EXCHANGING:

o Make sure you understand the investment objective of the Fund you exchange shares into. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.
o We reserve the right to suspend the exchange privileges if you have made more than 12 exchanges within a 12-month period for any Fund. We count each purchase or sale order as one exchange. For example, an exchange out of one Fund and purchase of another Fund would count as one exchange for each Fund.



                                       Institutional Mutual Funds PROSPECTUS  37

o We reserve the right to reject any exchange request and to modify or terminate the exchange option at any time. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market timing activity.
o   An exchange is considered a sale of securities, and therefore is taxable.

OTHER INVESTOR INFORMATION


    GOOD ORDER. Your initial application and later requests for transactions will not be processed until they are received in good order by our transfer agent, BFDS. Good order means that your application is properly completed or your transaction request includes your Fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

    SHARE PRICE. If you buy shares from us directly, including through the Internet, the share price we use will be the NAV per share next calculated after BFDS receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund "supermarket"), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary accepts the order. If this occurs before the NYSE closes (usually 4:00 p.m. Eastern Time), your price will be the NAV per share for that day. If it's after the NYSE closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day. If you are opening an account on-line and are transferring assets from another institution, your transaction will be processed at the NAV per share next calculated after BFDS receives your check or wire in good order.


    LOW BALANCE FEE. We are currently reassessing our policy concerning low balance accounts and are considering imposing a fee on smaller accounts. We will notify you in advance of any policy we intend to implement.

    MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining smaller Accounts, we reserve the right to redeem shares in any Account if the value of that Account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your Account value up to at least the specified minimum before the redemption is processed.


    TAXPAYER IDENTIFICATION NUMBER. You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior underreporting. If you don't furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

    CHANGING YOUR ADDRESS. To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.


    SIGNATURE GUARANTEE. For some transaction requests (for example, when you're redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), we require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of the Unites States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public can't provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.


    TRANSFERRING SHARES. You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

    TRANSFER ON DEATH. If you live in certain states, you can designate one or more persons ("beneficiaries") to whom your TIAA-CREF Institutional Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death ("TOD") registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime. Currently, all states except Louisiana, New York and North Carolina allow transfer on death. Transfer on death is also currently unavailable in the District of Columbia.

    TELEPHONE AND TIAA-CREF WEB CENTER TRANSACTIONS. The Funds aren't liable for losses from unauthorized telephone and TIAA-CREF Web Center transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through TIAA-CREF's Web Center are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

    If you do not want to be able to effect transactions over the telephone, call us for instructions.

    ADVICE ABOUT YOUR ACCOUNT. Representatives of TPIS may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

ELECTRONIC PROSPECTUSES

    If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

GLOSSARY


    CODE: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

    DURATION: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security's duration.


    EQUITY SECURITIES: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

    FIXED-INCOME SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt


38 PROSPECTUS Institutional Mutual Funds obligations issued at a discount from face value (I.E., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.


    FOREIGN INVESTMENTS: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

    FOREIGN ISSUERS: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

    U.S. GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


    INVESTMENT GRADE: A fixed-income security is Investment Grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization ("NRSRO") or unrated securities that the investment adviser determines are of comparable quality.



                                       Institutional Mutual Funds PROSPECTUS  39

FINANCIAL HIGHLIGHTS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS


The Financial Highlights table is intended to help you understand the Funds' financial performance since they began operations through the period ended September 30, 2003. Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. Their report appears in TIAA-CREF Institutional Mutual Funds' Annual Report. It is available without charge upon request.



                                                                                         GROWTH EQUITY FUND
                                                                    ---------------------------------------------------------------
                                                                                        INSTITUTIONAL CLASS
                                                                    ---------------------------------------------------------------
                                                                                                                     FOR THE PERIOD
                                                                                                                      JUNE 14, 1999
                                                                                                                      (COMMENCEMENT
                                                                                             FOR THE YEARS           OF OPERATIONS)
                                                                                          ENDED SEPTEMBER 30,      TO SEPTEMBER 30,
                                                                       2003         2002         2001         2000         1999 (a)
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                                  $4.82        $6.40       $12.55       $10.14       $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                                            0.05         0.04         0.02         0.03         0.02
  Net realized and unrealized gain (loss) on total investments         1.14        (1.60)       (5.90)        2.40         0.12
-----------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations                           1.19        (1.56)       (5.88)        2.43         0.14
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                               (0.10)       (0.02)       (0.02)       (0.02)          --
  Net realized gains                                                     --           --        (0.25)          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.10)       (0.02)       (0.27)       (0.02)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $5.91        $4.82        $6.40       $12.55       $10.14
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         25.10%     (24.44)%     (47.57)%       24.01%        1.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                          $94,433     $487,620     $149,981     $130,529      $30,535
Ratio of expenses to average net assets before expense waiver and
  reimbursement                                                       0.18%        0.32%        0.41%        0.56%        0.35%
Ratio of expenses to average net assets after expense waiver and
  reimbursement                                                       0.14%        0.22%        0.22%        0.22%        0.07%
Ratio of net investment income to average net assets                  0.86%        0.66%        0.38%        0.30%        0.20%
Portfolio turnover rate                                             105.28%       61.08%       34.44%       56.67%       21.08%
-----------------------------------------------------------------------------------------------------------------------------------

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.





40  PROSPECTUS Institutional Mutual Funds

                                                                              GROWTH & INCOME FUND
                                            ----------------------------------------------------------------------------------------
                                             RETIREMENT CLASS                  INSTITUTIONAL CLASS
                                            ------------------  --------------------------------------------------------------------

                                               FOR THE PERIOD                                                         FOR THE PERIOD
                                              OCTOBER 11,2002                                                          JUNE 14, 1999
                                                (COMMENCEMENT                                                          (COMMENCEMENT
                                               OF OPERATIONS)                                                         OF OPERATIONS)
                                             TO SEPTEMBER 30,           FOR THE YEARS ENDED SEPTEMBER 30,           TO SEPTEMBER 30,
                                                     2003 (a)       2003        2002         2001         2000              1999 (a)
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                  $6.14        $6.14        $7.91       $11.24        $9.76            $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                            0.07         0.10         0.09         0.09         0.10              0.04
  Net realized and unrealized gain (loss)
    on total investments                               1.22         1.22        (1.78)       (3.15)        1.49             (0.25)
-----------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations           1.29         1.32        (1.69)       (3.06)        1.59             (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (0.04)       (0.10)       (0.08)       (0.09)       (0.10)            (0.03)
  Net realized gains                                     --           --           --        (0.18)       (0.01)               --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (0.04)       (0.10)       (0.08)       (0.27)       (0.11)            (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $7.39        $7.36        $6.14        $7.91       $11.24             $9.76
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         21.14%       21.62%     (21.51)%     (27.66)%       16.18%           (2.05)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)           $8,027     $505,404     $376,529     $169,880      $65,334           $25,174
Ratio of expenses to average net assets
  before expense waiver and reimbursement             0.48%        0.15%        0.29%        0.44%        0.78%             0.38%
Ratio of expenses to average net assets
  after expense waiver and reimbursement              0.47%        0.14%        0.22%        0.22%        0.22%             0.07%
Ratio of net investment income to average
  net assets                                          1.02%        1.48%        1.18%        1.10%        1.02%             0.36%
Portfolio turnover rate                             149.57%      149.57%      127.75%       49.56%       37.95%            10.95%
-----------------------------------------------------------------------------------------------------------------------------------




                                       Institutional Mutual Funds PROSPECTUS  41

                                                                           INTERNATIONAL EQUITY FUND
                                            ----------------------------------------------------------------------------------------
                                              RETIREMENT CLASS                              INSTITUTIONAL CLASS
                                            --------------------    ----------------------------------------------------------------

                                                 FOR THE PERIOD                                                       FOR THE PERIOD
                                                OCTOBER 1, 2002                                                        JUNE 14, 1999
                                                  (COMMENCEMENT                                                        (COMMENCEMENT
                                                 OF OPERATIONS)                       FOR THE YEARS                   OF OPERATIONS)
                                               TO SEPTEMBER 30,                     ENDED SEPTEMBER 30,             TO SEPTEMBER 30,
                                                       2003 (a)        2003          2002        2001        2000           1999 (a)
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                     $6.86        $6.86         $8.08       $12.55       $10.66       $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                               0.13         0.17          0.15         0.10         0.07         0.04
  Net realized and unrealized gain (loss) on
    total investments                                     1.66         1.65         (1.29)       (4.06)        1.94         0.62
-----------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations              1.79         1.82         (1.14)       (3.96)        2.01         0.66
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                     --        (0.12)        (0.08)       (0.04)       (0.05)          --
  Net realized gains                                        --           --            --        (0.47)       (0.07)          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         --        (0.12)        (0.08)       (0.51)       (0.12)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $8.65        $8.56         $6.86        $8.08       $12.55       $10.66
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            26.15%       26.90%      (14.28)%     (32.63)%       18.58%        6.60%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)              $9,863     $370,026      $205,899     $120,436      $83,841      $27,472
Ratio of expenses to average net assets before
  expense waiver and reimbursement                       0.61%        0.27%         0.44%        0.52%        0.70%        0.39%
Ratio of expenses to average net assets after
  expense waiver and reimbursement                       0.54%        0.20%         0.29%        0.29%        0.29%        0.09%
Ratio of net investment income to
  average net assets                                     1.61%        2.20%         1.80%        1.51%        0.94%        0.45%
Portfolio turnover rate                                156.48%      156.48%        77.63%       77.83%      105.37%       21.35%
-----------------------------------------------------------------------------------------------------------------------------------

(a) The percentages shown for this period are not annualized.
(b) Based on verage shares outstanding.



42  PROSPECTUS Institutional Mutual Funds

                                                                    LARGE-CAP VALUE FUND
                           ---------------------------------------------------------------------------------------------------------
                                      RETIREMENT CLASS                INSTITUTIONAL CLASS                   RETAIL CLASS
                           -----------------------------------  --------------------------------  ----------------------------------

                                               FOR THE PERIOD                     FOR THE PERIOD                      FOR THE PERIOD
                                            SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002                   SEPTEMBER 4, 2002
                                   FOR THE      (COMMENCEMENT         FOR THE      (COMMENCEMENT         FOR THE       (COMMENCEMENT
                                YEAR ENDED     OF OPERATIONS)      YEAR ENDED     OF OPERATIONS)      YEAR ENDED      OF OPERATIONS)
                             SEPTEMBER 30,   TO SEPTEMBER 30,   SEPTEMBER 30,   TO SEPTEMBER 30,   SEPTEMBER 30,    TO SEPTEMBER 30,
                                      2003           2002 (a)            2003           2002 (a)            2003            2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value,
  beginning of period                $9.16            $10.00            $9.16             $10.00           $9.16             $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment
  operations:
  Net investment income (b)           0.21              0.01             0.25               0.01            0.22               0.01
  Net realized and unrealized
    gain (loss) on
    total investments                 2.24             (0.85)            2.22              (0.85)           2.20              (0.85)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from
  investment operations               2.45             (0.84)            2.47              (0.84)           2.42              (0.84)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (0.06)               --            (0.04)                --           (0.06)
  Net realized gains                    --                --               --                 --              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (0.06)               --            (0.04)                --           (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $11.55             $9.16           $11.59              $9.16          $11.52              $9.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                        26.94%           (8.40)%           26.98%            (8.40)%          26.47%             (8.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
  (in thousands)                    $9,943               $92          $14,822                $92         $85,349            $18,135
Ratio of expenses to average
  net assets before expense
  waiver and reimbursement           0.54%             0.03%            0.21%              0.01%           0.51%              0.03%
Ratio of expenses to average
  net assets after expense
  waiver and reimbursement           0.47%             0.03%            0.14%              0.01%           0.44%              0.03%
Ratio of net investment income
  to average net assets              1.89%             0.09%            2.31%              0.11%           1.99%              0.09%
Portfolio turnover rate            184.99%            25.09%          184.99%             25.09%         184.99%             25.09%
------------------------------------------------------------------------------------------------------------------------------------




                                       Institutional Mutual Funds PROSPECTUS  43

                                                                      MID-CAP GROWTH FUND
                             -------------------------------------------------------------------------------------------------------
                                     RETIREMENT CLASS                 INSTITUTIONAL CLASS                    RETAIL CLASS
                             --------------------------------   ---------------------------------  ---------------------------------
                                               FOR THE PERIOD                      FOR THE PERIOD                     FOR THE PERIOD
                                            SEPTEMBER 4, 2002                   SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                   FOR THE      (COMMENCEMENT         FOR THE       (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                YEAR ENDED     OF OPERATIONS)      YEAR ENDED      OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                             SEPTEMBER 30,   TO SEPTEMBER 30,   SEPTEMBER 30,    TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                      2003           2002 (a)            2003            2002 (a)           2003            2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning
  of period                          $9.21            $10.00            $9.21             $10.00           $9.21             $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment
  operations:
  Net investment income (b)             --                --             0.04                 --              --                 --
  Net realized and unrealized
    gain (loss) on
    total investments                 3.76             (0.79)            3.77              (0.79)           3.77              (0.79)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from
  investment operations               3.76             (0.79)            3.81              (0.79)           3.77              (0.79)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (0.00)(c)            --               --                 --           (0.00)(c)             --
  Net realized gains                 (0.00)(c)            --            (0.00)(c)             --           (0.00)(c)             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                     --                --               --                 --              --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period                     $12.97             $9.21           $13.02              $9.21          $12.98              $9.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                        40.85%           (7.90)%           41.37%            (7.90)%          40.96%            (7.90)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
  period (in thousands)            $25,519               $92           $1,887                $92         $22,004             $9,025
Ratio of expenses to average
  net assets before expense
  waiver and reimbursement           0.73%             0.03%            0.39%              0.01%           0.69%              0.03%
Ratio of expenses to average
  net assets after expense
  waiver and reimbursement           0.47%             0.03%            0.14%              0.01%           0.44%              0.03%
Ratio of net investment
  income to average
  net assets                       (0.02)%             0.02%            0.31%              0.04%           0.01%              0.02%
Portfolio turnover rate            162.02%            18.61%          162.02%             18.61%         162.02%             18.61%
------------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.
(c) Amount represents less than $0.01 per share.




44  PROSPECTUS Institutional Mutual Funds

                                                                      MID-CAP VALUE FUND
                              ------------------------------------------------------------------------------------------------------
                                      RETIREMENT CLASS               INSTITUTIONAL CLASS                     RETAIL CLASS
                              -------------------------------   --------------------------------   --------------------------------
                                               FOR THE PERIOD                     FOR THE PERIOD                      FOR THE PERIOD
                                            SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002                   SEPTEMBER 4, 2002
                                    FOR THE     (COMMENCEMENT         FOR THE      (COMMENCEMENT         FOR THE       (COMMENCEMENT
                                 YEAR ENDED    OF OPERATIONS)      YEAR ENDED     OF OPERATIONS)      YEAR ENDED      OF OPERATIONS)
                              SEPTEMBER 30,  TO SEPTEMBER 30,   SEPTEMBER 30,   TO SEPTEMBER 30,   SEPTEMBER 30,    TO SEPTEMBER 30,
                                       2003          2002 (a)            2003           2002 (a)            2003            2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning
  of period                          $9.03            $10.00            $9.03             $10.00           $9.03             $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment
  operations:
  Net investment income (b)           0.18              0.01             0.22               0.01            0.19               0.01
  Net realized and unrealized
    gain (loss) on
    total investments                 2.80             (0.98)            2.81              (0.98)           2.80              (0.98)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from
  investment operations               2.98             (0.97)            3.03              (0.97)           2.99              (0.97)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (0.06)               --            (0.04)                --           (0.05)                --
  Net realized gains                    --                --               --                 --              --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (0.06)               --            (0.04)                --           (0.05)                --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period                     $11.95             $9.03           $12.02              $9.03          $11.97              $9.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                        33.27%           (9.70)%           33.63%            (9.70)%          33.29%            (9.70)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
  period (in thousands)            $15,669               $90           $4,009                $90          $9,476             $8,852
Ratio of expenses to average
  net assets before expense
  waiver and reimbursement           0.65%             0.03%            0.32%              0.01%           0.62%              0.03%
Ratio of expenses to average
  net assets after expense
  waiver and reimbursement           0.47%             0.03%            0.14%              0.01%           0.44%              0.03%
Ratio of net investment
  income to average
  net assets                         1.52%             0.12%            2.05%              0.14%           1.83%              0.11%
Portfolio turnover rate            214.97%            15.01%          214.97%             15.01%         214.97%             15.01%
------------------------------------------------------------------------------------------------------------------------------------












                                       Institutional Mutual Funds PROSPECTUS  45

                                                                      SMALL-CAP EQUITY FUND
                             -------------------------------------------------------------------------------------------------------
                                      RETIREMENT CLASS                 INSTITUTIONAL CLASS                  RETAIL CLASS
                             --------------------------------  ---------------------------------  ----------------------------------
                                               FOR THE PERIOD                     FOR THE PERIOD                      FOR THE PERIOD
                                            SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002                   SEPTEMBER 4, 2002
                                   FOR THE      (COMMENCEMENT         FOR THE      (COMMENCEMENT         FOR THE       (COMMENCEMENT
                                YEAR ENDED     OF OPERATIONS)      YEAR ENDED     OF OPERATIONS)      YEAR ENDED      OF OPERATIONS)
                             SEPTEMBER 30,   TO SEPTEMBER 30,   SEPTEMBER 30,   TO SEPTEMBER 30,   SEPTEMBER 30,    TO SEPTEMBER 30,
                                      2003           2002 (a)            2003           2002 (a)            2003            2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value,
  beginning of period                $9.27            $10.00            $9.27             $10.00           $9.27             $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from
  investment operations:
  Net investment income (b)           0.11              0.01             0.14               0.02            0.12               0.02
  Net realized and
    unrealized gain (loss)
    on total investments              3.28             (0.74)            3.29              (0.75)           3.29              (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss)
  from investment operations          3.39             (0.73)            3.43              (0.73)           3.41              (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (0.04)               --            (0.02)                --           (0.04)                --
  Net realized gains                    --                --               --                 --              --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                  (0.04)               --            (0.02)                --           (0.04)                --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $12.62             $9.27           $12.68              $9.27          $12.64              $9.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                        36.65%           (7.30)%           37.12%            (7.30)%          36.90%             (7.30)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
  (in thousands)                   $29,036               $93          $18,702                $93         $28,139            $18,351
Ratio of expenses to average
  net assets before
  expense waiver and
  reimbursement                      0.95%             0.03%            0.62%              0.01%           0.78%              0.02%
Ratio of expenses to average
  net assets after
  expense waiver and
  reimbursement                      0.47%             0.03%            0.14%              0.01%           0.30%              0.02%
Ratio of net investment income
  to average net assets              0.89%             0.15%            1.25%              0.17%           1.10%              0.16%
Portfolio turnover rate            328.39%            14.52%          328.39%             14.52%         328.39%             14.52%
------------------------------------------------------------------------------------------------------------------------------------

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.






46  PROSPECTUS Institutional Mutual Funds

                                                                   LARGE CAP GROWTH INDEX FUND
                             -------------------------------------------------------------------------------------------------------
                                             RETIREMENT CLASS                                  INSTITUTIONAL CLASS
                             --------------------------------------------------   --------------------------------------------------
                                                           FOR THE PERIOD                                       FOR THE PERIOD
                                                        SEPTEMBER 4, 2002                                    SEPTEMBER 4, 2002
                                       FOR THE              (COMMENCEMENT                   FOR THE              (COMMENCEMENT
                                    YEAR ENDED             OF OPERATIONS)                YEAR ENDED             OF OPERATIONS)
                                 SEPTEMBER 30,           TO SEPTEMBER 30,             SEPTEMBER 30,           TO SEPTEMBER 30,
                                          2003                   2002 (a)                      2003                   2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value,
  beginning of period                   $9.29                     $10.00                     $9.29                     $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from
  investment operations:
  Net investment income (b)              0.07                       0.01                      0.11                       0.01
  Net realized and
    unrealized gain (loss)
    on total investments                 2.27                      (0.72)                     2.27                      (0.72)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss)
  from investment operations             2.34                      (0.71)                     2.38                      (0.71)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (0.03)                        --                     (0.04)                        --
  Net realized gains                       --                         --                        --                         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                     (0.03)                        --                     (0.04)                        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $11.60                      $9.29                    $11.63                      $9.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                           25.21%                    (7.10)%                    25.68%                    (7.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
  (in thousands)                         $200                        $93                   $34,647                    $60,298
Ratio of expenses to average
  net assets before
  expense waiver and
  reimbursement                         0.46%                      0.03%                     0.13%                      0.01%
Ratio of expenses to average
  net assets after
  expense waiver and
  reimbursement                         0.41%                      0.03%                     0.08%                      0.01%
Ratio of net investment income
  to average net assets                 0.68%                      0.10%                     1.02%                      0.12%
Portfolio turnover rate                18.57%                      0.00%                    18.57%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
                                                                   LARGE CAP VALUE INDEX FUND
                             -------------------------------------------------------------------------------------------------------
                                             RETIREMENT CLASS                                  INSTITUTIONAL CLASS
                             --------------------------------------------------   --------------------------------------------------
                                                           FOR THE PERIOD                                          FOR THE PERIOD
                                                        SEPTEMBER 4, 2002                                       SEPTEMBER 4, 2002
                                        FOR THE             (COMMENCEMENT                     FOR THE               (COMMENCEMENT
                                     YEAR ENDED            OF OPERATIONS)                  YEAR ENDED              OF OPERATIONS)
                                  SEPTEMBER 30,          TO SEPTEMBER 30,               SEPTEMBER 30,            TO SEPTEMBER 30,
                                           2003                  2002 (a)                        2003                    2002 (a)

SELECTED PER SHARE DATA
Net asset value,
  beginning of period                    $9.26                    $10.00                      $9.26                    $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from
  investment operations:
  Net investment income (b)               0.23                      0.01                       0.26                      0.01
  Net realized and
    unrealized gain (loss)
    on total investments                  1.96                     (0.75)                      1.97                     (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss)
  from investment operations              2.19                     (0.74)                      2.23                     (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (0.07)                       --                      (0.08)                       --
  Net realized gains                        --                        --                         --                        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (0.07)                       --                      (0.08)                       --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $11.38                     $9.26                     $11.41                     $9.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                            23.77%                   (7.40)%                     24.20%                   (7.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
  (in thousands)                          $161                       $93                    $89,164                   $55,488
Ratio of expenses to average
  net assets before
  expense waiver and
  reimbursement                          0.48%                     0.03%                      0.16%                     0.01%
Ratio of expenses to average
  net assets after
  expense waiver and
  reimbursement                          0.40%                     0.03%                      0.08%                     0.01%
Ratio of net investment income
  to average net assets                  2.17%                     0.12%                      2.49%                     0.15%
Portfolio turnover rate                 62.88%                     0.00%                     62.88%                     0.00%
------------------------------------------------------------------------------------------------------------------------------------




                                       Institutional Mutual Funds PROSPECTUS  47

                                                                                EQUITY INDEX FUND
                                               -------------------------------------------------------------------------------------
                                                                               INSTITUTIONAL CLASS
                                               -------------------------------------------------------------------------------------

                                                                                                                      FOR THE PERIOD
                                                                                                                       JUNE 14, 1999
                                                                                                                    (COMMENCEMENT OF
                                                                                                                         OPERATIONS)
                                                                      FOR THE YEARS ENDED SEPTEMBER 30,             TO SEPTEMBER 30,
                                                        2003             2002               2001            2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                   $6.48            $8.06             $11.37           $9.76            $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.13             0.11               0.09            0.10              0.04
  Net realized and unrealized gain (loss) on
    total investments                                   1.53            (1.63)             (3.20)           1.61             (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            1.66            (1.52)             (3.11)           1.71             (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.05)           (0.06)             (0.10)          (0.07)            --
  NET REALIZED GAINS                                   (0.02)              --              (0.10)          (0.03)            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.07)           (0.06)             (0.20)          (0.10)            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $8.07            $6.48              $8.06          $11.37             $9.76
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          25.79%         (19.04)%           (27.71)%          17.49%            (2.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $1,355,731         $419,771           $101,247         $51,669           $25,064
Ratio of expenses to average net assets before
  expense waiver and reimbursement                     0.09%            0.27%              0.51%           0.71%             0.36%
Ratio of expenses to average net assets after
  expense waiver and reimbursement                     0.08%            0.17%              0.17%           0.17%             0.05%
Ratio of net investment income to
  average net assets                                   1.71%            1.41%              1.19%           1.04%             0.39%
Portfolio turnover rate                                4.65%           13.77%              7.19%          11.58%             9.51%
------------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.
(c) Amount represents less than $0.01 per share.




48  PROSPECTUS Institutional Mutual Funds

                                                                        S&P 500 INDEX FUND
                             -------------------------------------------------------------------------------------------------------
                                             RETIREMENT CLASS                                  INSTITUTIONAL CLASS
                             --------------------------------------------------   --------------------------------------------------

                                                              FOR THE PERIOD                                       FOR THE PERIOD
                                                           SEPTEMBER 4, 2002                                    SEPTEMBER 4, 2002
                                          FOR THE              (COMMENCEMENT                   FOR THE              (COMMENCEMENT
                                       YEAR ENDED             OF OPERATIONS)                YEAR ENDED             OF OPERATIONS)
                                    SEPTEMBER 30,           TO SEPTEMBER 30,             SEPTEMBER 30,           TO SEPTEMBER 30,
                                             2003                   2002 (a)                      2003                   2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning
  of period                                 $9.32                     $10.00                     $9.32                     $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment
  operations:
  Net investment income (b)                  0.14                       0.01                      0.18                       0.01
  Net realized and unrealized
    gain (loss) on total
    investments                              2.07                      (0.69)                     2.07                      (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
  operations                                 2.21                      (0.68)                     2.25                      (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (0.05)                        --                     (0.05)                        --
  NET REALIZED GAINS                           --                         --                        --                         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (0.05)                        --                     (0.05)                        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $11.48                      $9.32                    $11.52                      $9.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                               23.77%                     (6.80)%                   24.23%                     (6.80)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
  (in thousands)                          $12,860                        $93                   $77,569                     $41,867
Ratio of expenses to average net
  assets before expense waiver
  and reimbursement                         0.51%                      0.03%                     0.17%                       0.01%
Ratio of expenses to average net
  assets after expense waiver
  and reimbursement                         0.43%                      0.03%                     0.08%                       0.01%
Ratio of net investment income to
  average net assets                        1.27%                      0.11%                     1.68%                       0.13%
Portfolio turnover rate                    19.84%                      0.00%                    19.84%                       0.00%
------------------------------------------------------------------------------------------------------------------------------------
                                                                  MID-CAP GROWTH INDEX FUND
                             -------------------------------------------------------------------------------------------------------
                                             RETIREMENT CLASS                                  INSTITUTIONAL CLASS
                             --------------------------------------------------   --------------------------------------------------

                                                              FOR THE PERIOD                                          FOR THE PERIOD
                                                           SEPTEMBER 4, 2002                                       SEPTEMBER 4, 2002
                                          FOR THE              (COMMENCEMENT                   FOR THE                 (COMMENCEMENT
                                       YEAR ENDED             OF OPERATIONS)                YEAR ENDED                OF OPERATIONS)
                                     SEPTEMBER 30,          TO SEPTEMBER 30,             SEPTEMBER 30,              TO SEPTEMBER 30,
                                             2003                   2002 (a)                      2003                      2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning
  of period                                 $9.35                     $10.00                     $9.35                      $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment
  operations:
  Net investment income (b)                  0.01                       0.01                      0.04                        0.01
  Net realized and unrealized
    gain (loss) on
    total investments                        3.55                      (0.66)                     3.57                       (0.66)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from
  investment operations                      3.56                      (0.65)                     3.61                       (0.65)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (0.00)(c)                     --                     (0.02)                         --
  NET REALIZED GAINS                        (0.00)(C)                     --                     (0.00)(C)                      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                            --                         --                     (0.02)                         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $12.91                      $9.35                    $12.94                       $9.35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                               38.14%                    (6.50)%                    38.64%                     (6.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
  (in thousands)                             $303                        $94                   $21,450                     $22,352
Ratio of expenses to average
  net assets before expense
  waiver and reimbursement                  0.48%                      0.03%                     0.15%                       0.01%
Ratio of expenses to average
  net assets after expense
  waiver and reimbursement                  0.41%                      0.03%                     0.08%                       0.01%
Ratio of net investment income to
  average net assets                        0.06%                      0.05%                     0.38%                       0.07%
Portfolio turnover rate                    34.98%                      0.00%                    34.98%                       0.00%
------------------------------------------------------------------------------------------------------------------------------------






                                      Institutional Mutual Funds PROSPECTUS   49

                                                                              MID-CAP VALUE INDEX FUND
                                                 -----------------------------------------------------------------------------------
                                                            RETIREMENT CLASS                        INSTITUTIONAL CLASS
                                                 --------------------------------------    -----------------------------------------

                                                                       FOR THE PERIOD                             FOR THE PERIOD
                                                                    SEPTEMBER 4, 2002                          SEPTEMBER 4, 2002
                                                       FOR THE          (COMMENCEMENT              FOR THE         (COMMENCEMENT
                                                    YEAR ENDED         OF OPERATIONS)           YEAR ENDED        OF OPERATIONS)
                                                 SEPTEMBER 30,       TO SEPTEMBER 30,        SEPTEMBER 30,      TO SEPTEMBER 30,
                                                          2003               2002 (a)                 2003              2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                     $9.30               $10.00                $9.30                $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                               0.21                 0.01                 0.25                  0.01
  Net realized and unrealized gain (loss) on
    total investments                                     2.36                (0.71)                2.36                 (0.71)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations              2.57                (0.70)                2.61                 (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (0.07)                  --                (0.08)                   --
  Net realized gains                                        --                   --                   --                    --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.07)                  --                (0.08)                   --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $11.80                $9.30               $11.83                 $9.30
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            27.78%               (7.00)%              28.21%               (7.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                $308                  $93              $29,797               $22,239
Ratio of expenses to average net assets before
  expense waiver and reimbursement                       0.48%                0.03%                0.16%                 0.01%
Ratio of expenses to average net assets after
  expense waiver and reimbursement                       0.40%                0.03%                0.08%                 0.01%
Ratio of net investment income to
  average net assets                                     2.04%                0.12%                2.38%                 0.14%
Portfolio turnover rate                                 23.58%                0.00%               23.58%                 0.00%
------------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.








50  PROSPECTUS Institutional Mutual Funds

                                                                              MID-CAP BLEND INDEX FUND
                                                 -----------------------------------------------------------------------------------
                                                            RETIREMENT CLASS                        INSTITUTIONAL CLASS
                                                 --------------------------------------    -----------------------------------------
                                                                       FOR THE PERIOD                             FOR THE PERIOD
                                                                    SEPTEMBER 4, 2002                          SEPTEMBER 4, 2002
                                                        FOR THE         (COMMENCEMENT             FOR THE          (COMMENCEMENT
                                                     YEAR ENDED        OF OPERATIONS)          YEAR ENDED         OF OPERATIONS)
                                                  SEPTEMBER 30,      TO SEPTEMBER 30,       SEPTEMBER 30,       TO SEPTEMBER 30,
                                                           2003              2002 (a)                2003               2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                       $9.38             $10.00               $9.39                 $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                                 0.13               0.01                0.16                   0.01
  Net realized and unrealized gain (loss) on
    total investments                                       2.86              (0.63)               2.86                  (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations                2.99              (0.62)               3.02                  (0.61)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                    (0.04)                --               (0.05)                    --
  Net realized gains                                          --                 --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.04)                --               (0.05)                    --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $12.33              $9.38              $12.36                  $9.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              32.02%            (6.20)%              32.31%                (6.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                  $254                $94             $39,469                $25,249
Ratio of expenses to average net assets before
  expense waiver and reimbursement                         0.53%              0.03%               0.20%                  0.01%
Ratio of expenses to average net assets after
  expense waiver and reimbursement                         0.41%              0.03%               0.08%                  0.01%
Ratio of net investment income to
  average net assets                                       1.19%              0.09%               1.52%                  0.11%
Portfolio turnover rate                                   34.88%              0.00%              34.88%                  0.00%
------------------------------------------------------------------------------------------------------------------------------------

                                                                              SMALL-CAP GROWTH INDEX FUND
                                                 -----------------------------------------------------------------------------------
                                                            RETIREMENT CLASS                        INSTITUTIONAL CLASS
                                                 --------------------------------------    -----------------------------------------
                                                                     FOR THE PERIOD                                 FOR THE PERIOD
                                                                  SEPTEMBER 4, 2002                              SEPTEMBER 4, 2002
                                                        FOR THE       (COMMENCEMENT              FOR THE             (COMMENCEMENT
                                                     YEAR ENDED      OF OPERATIONS)           YEAR ENDED            OF OPERATIONS)
                                                  SEPTEMBER 30,    TO SEPTEMBER 30,        SEPTEMBER 30,          TO SEPTEMBER 30,
                                                           2003            2002 (a)                 2003                  2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                       $9.32             $10.00               $9.32                  $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                                 0.04               0.01                0.07                    0.01
  Net realized and unrealized gain (loss) on
    total investments                                       3.79              (0.69)               3.80                   (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations                3.83              (0.68)               3.87                   (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                    (0.02)                --               (0.03)                     --
  Net realized gains                                          --                 --                  --                      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.02)                --               (0.03)                     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $13.13              $9.32              $13.16                   $9.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              41.11%             (6.80)%             41.59%                 (6.80)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                  $177                $93             $60,470                 $45,572
Ratio of expenses to average net assets before
  expense waiver and reimbursement                         0.48%              0.03%               0.16%                   0.01%
Ratio of expenses to average net assets after
  expense waiver and reimbursement                         0.40%              0.03%               0.08%                   0.01%
Ratio of net investment income to
  average net assets                                       0.32%              0.09%               0.66%                   0.11%
Portfolio turnover rate                                   51.67%              0.04%              51.67%                   0.04%
------------------------------------------------------------------------------------------------------------------------------------






                                       Institutional Mutual Funds PROSPECTUS  51

                                                                              SMALL-CAP VALUE INDEX FUND
                                                 -----------------------------------------------------------------------------------
                                                            RETIREMENT CLASS                        INSTITUTIONAL CLASS
                                                 --------------------------------------    -----------------------------------------
                                                                     FOR THE PERIOD                                 FOR THE PERIOD
                                                                  SEPTEMBER 4, 2002                              SEPTEMBER 4, 2002
                                                        FOR THE       (COMMENCEMENT              FOR THE             (COMMENCEMENT
                                                     YEAR ENDED      OF OPERATIONS)           YEAR ENDED            OF OPERATIONS)
                                                  SEPTEMBER 30,    TO SEPTEMBER 30,        SEPTEMBER 30,          TO SEPTEMBER 30,
                                                           2003            2002 (a)                 2003                  2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                       $9.30             $10.00               $9.30                  $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                                 0.17               0.02                0.20                    0.02
  Net realized and unrealized gain (loss) on
    total investments                                       2.70              (0.72)               2.71                   (0.72)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations                2.87              (0.70)               2.91                   (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                    (0.06)                --               (0.07)                     --
  Net realized gains                                          --                 --                  --                      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.06)                --               (0.07)                     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $12.11              $9.30              $12.14                   $9.30
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              31.04%            (7.00)%              31.49%                 (7.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                  $135                $93             $51,945                 $40,819
Ratio of expenses to average net assets before
  expense waiver and reimbursement                         0.50%              0.03%               0.18%                   0.01%
Ratio of expenses to average net assets after
  expense waiver and reimbursement                         0.40%              0.03%               0.08%                   0.01%
Ratio of net investment income to
  average net assets                                       1.63%              0.20%               1.96%                   0.22%
Portfolio turnover rate                                   56.43%              0.00%              56.43%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.





52  PROSPECTUS Institutional Mutual Funds

                                                                              SMALL-CAP BLEND INDEX FUND
                                                 -----------------------------------------------------------------------------------
                                                            RETIREMENT CLASS                        INSTITUTIONAL CLASS
                                                 --------------------------------------    -----------------------------------------
                                                                     FOR THE PERIOD                                 FOR THE PERIOD
                                                                  SEPTEMBER 4, 2002                              SEPTEMBER 4, 2002
                                                        FOR THE       (COMMENCEMENT              FOR THE             (COMMENCEMENT
                                                     YEAR ENDED      OF OPERATIONS)           YEAR ENDED            OF OPERATIONS)
                                                  SEPTEMBER 30,    TO SEPTEMBER 30,        SEPTEMBER 30,          TO SEPTEMBER 30,
                                                           2003            2002 (a)                 2003                  2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                       $9.31             $10.00               $9.31                  $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                                 0.11               0.01                0.14                    0.02
  Net realized and unrealized gain (loss) on
    total investments                                       3.21              (0.70)               3.22                   (0.71)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations                3.32              (0.69)               3.36                   (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                    (0.04)                --               (0.05)                     --
  Net realized gains                                          --                 --                  --                      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.04)                --               (0.05)                     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $12.59              $9.31              $12.62                   $9.31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              35.76%             (6.90)%             36.21%                  (6.90)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                  $157                $93            $103,402                 $38,997
Ratio of expenses to average net assets before
  expense waiver and reimbursement                         0.52%              0.03%               0.19%                   0.01%
Ratio of expenses to average net assets after
  expense waiver and reimbursement                         0.40%              0.03%               0.08%                   0.01%
Ratio of net investment income to
  average net assets                                       0.98%              0.15%               1.31%                   0.17%
Portfolio turnover rate                                   52.39%              0.01%              52.39%                   0.01%
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INTERNATIONAL EQUITY INDEX FUND
                                                 -----------------------------------------------------------------------------------
                                                            RETIREMENT CLASS                        INSTITUTIONAL CLASS
                                                 --------------------------------------    -----------------------------------------
                                                                     FOR THE PERIOD                                 FOR THE PERIOD
                                                                  SEPTEMBER 4, 2002                              SEPTEMBER 4, 2002
                                                        FOR THE       (COMMENCEMENT              FOR THE             (COMMENCEMENT
                                                     YEAR ENDED      OF OPERATIONS)           YEAR ENDED            OF OPERATIONS)
                                                  SEPTEMBER 30,    TO SEPTEMBER 30,        SEPTEMBER 30,          TO SEPTEMBER 30,
                                                           2003            2002 (a)                 2003                  2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                       $9.21             $10.00               $9.21                  $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                                 0.20               0.02                0.25                    0.02
  Net realized and unrealized gain (loss) on
    total investments                                       2.14              (0.81)               2.12                   (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations                2.34              (0.79)               2.37                   (0.79)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                    (0.04)                --               (0.04)                     --
  Net realized gains                                          --                 --                  --                      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.04)                --               (0.04)                     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $11.51              $9.21               $11.54                  $9.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              25.44%            (7.90)%              25.87%                 (7.90)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                  $116                $92             $64,563                 $45,943
Ratio of expenses to average net assets before
  expense waiver and reimbursement                         0.65%              0.03%               0.33%                   0.01%
Ratio of expenses to average net assets after
  expense waiver and reimbursement                         0.47%              0.03%               0.15%                   0.01%
Ratio of net investment income to
  average net assets                                       1.94%              0.22%               2.51%                   0.24%
Portfolio turnover rate                                    9.31%              0.44%               9.31%                   0.44%
------------------------------------------------------------------------------------------------------------------------------------








                                       PROSPECTUS Institutional Mutual Funds  53

                                                                      REAL ESTATE SECURITIES FUND
                             -------------------------------------------------------------------------------------------------------
                                      RETIREMENT CLASS                 INSTITUTIONAL CLASS                  RETAIL CLASS
                             --------------------------------  ---------------------------------  ----------------------------------
                                               FOR THE PERIOD                     FOR THE PERIOD                    FOR THE PERIOD
                                            SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002                 SEPTEMBER 4, 2002
                                  FOR THE       (COMMENCEMENT         FOR THE      (COMMENCEMENT         FOR THE       (COMMENCEMENT
                               YEAR ENDED      OF OPERATIONS)      YEAR ENDED     OF OPERATIONS)      YEAR ENDED      OF OPERATIONS)
                            SEPTEMBER 30,    TO SEPTEMBER 30,   SEPTEMBER 30,   TO SEPTEMBER 30,   SEPTEMBER 30,    TO SEPTEMBER 30,
                                     2003            2002 (a)            2003           2002 (a)            2003            2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value,
  beginning of period               $9.72            $10.00           $9.72             $10.00           $9.72              $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from
  investment operations:
  Net investment income              0.57              0.05            0.59               0.05            0.52                0.05
  Net realized and
    unrealized gain (loss) on
    total investments                2.39             (0.31)           2.37              (0.31)           2.39               (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from
  investment operations              2.96             (0.26)           2.96              (0.26)           2.91               (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (0.27)            (0.02)          (0.35)             (0.02)          (0.40)              (0.02)
  Net realized gains                (0.01)               --           (0.01)                --           (0.01)                 --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (0.28)            (0.02)          (0.36)             (0.02)          (0.41)              (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $12.40             $9.72          $12.32              $9.72          $12.22               $9.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                       30.92%           (2.58)%          30.94%            (2.56)%          30.66%             (2.59)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
  (in thousands)                  $14,207               $97         $99,389                $97         $52,603             $19,246
Ratio of expenses to average
  net assets before expense
  waiver and reimbursement          0.51%             0.03%           0.18%              0.01%           0.47%               0.03%
Ratio of expenses to average
  net assets after expense
  waiver and reimbursement          0.48%             0.03%           0.15%              0.01%           0.45%               0.03%
Ratio of net investment income
  to average net assets             4.81%             0.51%           5.27%              0.53%           4.80%               0.50%
Portfolio turnover rate           317.14%            15.45%         317.14%             15.45%         317.14%              15.45%
------------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.









54  PROSPECTUS Institutional Mutual Funds

                                                                           SOCIAL CHOICE EQUITY FUND
                                            ----------------------------------------------------------------------------------------
                                              RETIREMENT CLASS                             INSTITUTIONAL CLASS
                                            --------------------    ----------------------------------------------------------------
                                                 FOR THE PERIOD                                                       FOR THE PERIOD
                                                OCTOBER 11,2002                                                        JUNE 14, 1999
                                                  (COMMENCEMENT                                                        (COMMENCEMENT
                                                 OF OPERATIONS)                       FOR THE YEARS                   OF OPERATIONS)
                                               TO SEPTEMBER 30,                     ENDED SEPTEMBER 30,             TO SEPTEMBER 30,
                                                       2003 (a)        2003          2002        2001        2000           1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                     $6.41        $6.41          $8.03       $11.16        $9.86        $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from
  investment operations:
  Net investment income (b)                               0.09(b)      0.12(b)        0.11(b)      0.10         0.11          0.04
  Net realized and
    unrealized gain (loss) on total investments           1.54         1.52          (1.64)       (2.94)        1.25         (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations              1.63         1.64          (1.53)       (2.84)        1.36         (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (0.03)       (0.09)         (0.09)       (0.11)       (0.06)           --
  Net realized gains                                        --           --             --        (0.18)          --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.03)       (0.09)         (0.09)       (0.29)       (0.06)           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $8.01        $7.96          $6.41        $8.03       $11.16         $9.86
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            25.42%       25.89%       (19.34)%     (25.99)%       13.84%       (1.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)              $8,936      $50,790        $36,180      $26,460      $29,307       $24,731
Ratio of expenses to average net assets
  before expense waiver and reimbursement                0.48%        0.13%          0.81%        0.97%        0.90%         0.37%
Ratio of expenses to average net assets
  after expense waiver and reimbursement                 0.43%        0.08%          0.18%        0.18%        0.18%         0.05%
Ratio of net investment income
  to average net assets                                  1.16%        1.65%          1.34%        1.12%        1.00%         0.37%
Portfolio turnover rate                                 27.53%       27.53%         21.71%        4.96%       16.22%         0.06%
------------------------------------------------------------------------------------------------------------------------------------




                                       Institutional Mutual Funds PROSPECTUS  55

                                                                                   BOND FUND
                                               -------------------------------------------------------------------------------------
                                                                               INSTITUTIONAL CLASS
                                               -------------------------------------------------------------------------------------
                                                                                                                      FOR THE PERIOD
                                                                                                                       JUNE 14, 1999
                                                                                                                    (COMMENCEMENT OF
                                                                                                                         OPERATIONS)
                                                                      FOR THE YEARS ENDED SEPTEMBER 30,             TO SEPTEMBER 30,
                                                        2003             2002               2001            2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                   $10.72           $10.58             $10.04           $9.97           $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income                                  0.44(b)          0.52(b)            0.61            0.61             0.17
  Net realized and unrealized gain (loss) on
    total investments                                    0.17             0.33               0.67            0.07            (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations             0.61             0.85               1.28            0.68             0.14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (0.44)           (0.52)             (0.61)          (0.61)           (0.17)
  Net realized gains                                    (0.08)           (0.19)             (0.13)             --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.52)           (0.71)             (0.74)          (0.61)           (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.81           $10.72             $10.58          $10.04            $9.97
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            5.84%            8.52%             13.21%           7.07%            1.42%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)         $1,429,288       $1,170,560           $304,541        $151,697          $30,354
Ratio of expenses to average net assets before
  expense waiver and reimbursement                      0.14%            0.24%              0.30%           0.48%            0.35%
Ratio of expenses to average net assets after
  expense waiver and reimbursement                      0.14%            0.19%              0.19%           0.19%            0.06%
Ratio of net investment income to
  average net assets                                    4.08%            5.16%              5.99%           6.59%            1.77%
Portfolio turnover rate                               168.77%          181.00%            266.50%         301.93%          173.31%
------------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.









56  PROSPECTUS Institutional Mutual Funds

                                                                              INFLATION-LINKED BOND FUND
                                                 -----------------------------------------------------------------------------------
                                                          INSTITUTIONAL CLASS                             RETAIL CLASS
                                                 --------------------------------------    -----------------------------------------
                                                                       FOR THE PERIOD                             FOR THE PERIOD
                                                                    SEPTEMBER 4, 2002                          SEPTEMBER 4, 2002
                                                         FOR THE      (COMMENCEMENT OF               FOR THE     (COMMENCEMENT OF
                                                      YEAR ENDED           OPERATIONS)            YEAR ENDED          OPERATIONS)
                                                   SEPTEMBER 30,      TO SEPTEMBER 30,         SEPTEMBER 30,     TO SEPTEMBER 30,
                                                            2003              2002 (a)                  2003             2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                      $10.12                $10.00                $10.12               $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                                 0.37                  0.02                  0.40                 0.02
  Net realized and unrealized gain (loss) on
    total investments                                       0.31                  0.12                  0.26                 0.12
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations                0.68                  0.14                  0.66                 0.14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                    (0.29)                (0.02)                (0.39)               (0.02)
  Net realized gains                                          --                    --                    --                   --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.29)                (0.02)                (0.39)               (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.51                $10.12                $10.39               $10.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               6.82%                 1.37%                 6.64%                1.36%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)              $223,138                  $101               $20,193              $22,172
Ratio of expenses to average net assets before
  expense waiver and reimbursement                         0.15%                 0.01%                 0.31%                0.02%
Ratio of expenses to average net assets after
  expense waiver and reimbursement                         0.14%                 0.01%                 0.30%                0.02%
Ratio of net investment income to
  average net assets                                       3.56%                 0.23%                 3.93%                0.22%
Portfolio turnover rate                                  209.51%                 0.00%               209.51%                0.00%
------------------------------------------------------------------------------------------------------------------------------------










                                       Institutional Mutual Funds PROSPECTUS  57

                                                                                MONEY MARKET FUND
                                               -------------------------------------------------------------------------------------
                                                                               INSTITUTIONAL CLASS
                                               -------------------------------------------------------------------------------------
                                                                                                                      FOR THE PERIOD
                                                                                                                       JUNE 14, 1999
                                                                                                                    (COMMENCEMENT OF
                                                                                                                         OPERATIONS)
                                                                      FOR THE YEARS ENDED SEPTEMBER 30,             TO SEPTEMBER 30,
                                                        2003             2002               2001            2000          1999 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                   $1.00             $1.00             $1.00           $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.01              0.02              0.05            0.06            0.02
  Net realized and unrealized gain (loss) on
    total investments                                     --                --                --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            0.01              0.02              0.05            0.06            0.02
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.01)            (0.02)            (0.05)          (0.06)          (0.02)
  Net realized gains                                      --                --                --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.01)            (0.02)            (0.05)          (0.06)          (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $1.00             $1.00             $1.00           $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           1.27%             1.89%             5.16%           6.19%           1.51%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)          $175,247          $188,394           $35,037         $25,293         $25,378
Ratio of expenses to average net assets before
  expense waiver and reimbursement                     0.10%             0.28%             0.94%           0.91%           0.36%
Ratio of expenses to average net assets after
  expense waiver and reimbursement                     0.09%             0.16%             0.16%           0.16%           0.05%
Ratio of net investment income to
  average net assets                                   1.27%             1.71%             4.91%           6.00%           1.52%
Portfolio turnover rate                                  n/a               n/a               n/a             n/a             n/a
------------------------------------------------------------------------------------------------------------------------------------

(a) The percentages shown for this period are not annualized.





58  PROSPECTUS Institutional Mutual Funds

FOR MORE INFORMATION ABOUT TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
The following documents contain more information about the Funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The Funds' annual and semi-annual reports provide additional information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the preceding fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

                             RETIREMENT CLASS                 INSTITUTIONAL CLASS                 RETAIL CLASS
BY TELEPHONE:                Call 800 842-2776                Call 800 478-2966                   Call 800 223-1200
IN WRITING:                  TIAA-CREF Institutional          TIAA-CREF Institutional             TIAA-CREF Institutional
                             Mutual Funds                     Mutual Funds                        Mutual Funds-Retail Class
                             P.O. Box 1259                    P.O. Box 4674                       c/o Boston Financial
                             Charlotte, NC 28201              New York, NY 10164                  Data Services
                                                                                                  P.O. Box 8009
                                                                                                  Boston, MA 02266-8009

OVER THE
INTERNET:                    www.tiaa-cref.org                www.tiaa-cref.org/mfs               www.tiaa-cref.org


Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-202-942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC's Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

                             RETIREMENT CLASS                 INSTITUTIONAL CLASS                 RETAIL CLASS
BY TELEPHONE:                Call 800 842-2776                Call 800 478-2966                   Call 800 223-1200
IN WRITING:                  TIAA-CREF Institutional          TIAA-CREF Institutional             TIAA-CREF Institutional
                             Mutual Funds                     Mutual Funds                        Mutual Funds-Retail Class
                             P.O. Box 1259                    P.O. Box 4674                       c/o Boston Financial
                             Charlotte, NC 28201              New York, NY 10164                  Data Services
                                                                                                  P.O. Box 8009
                                                                                                  Boston, MA 02266-8009


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth, social security numbers and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.




                                                                        811-9301
Printed on recycled paper                                         TCIMFPOS-02/04

                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                                February 1, 2004


                             TIAA-CREF INSTITUTIONAL
                                  MUTUAL FUNDS

                                 =============


This Statement of Additional Information ("SAI") contains additional information that you should consider before investing in TIAA-CREF Institutional Mutual Funds. It is not a prospectus and should be read carefully in conjunction with the TIAA-CREF Institutional Mutual Funds' prospectus dated February 1, 2004 (the "Prospectus"), which may be obtained by writing us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164 or by calling 800 478-2966.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus. The audited financial statements of the TIAA-CREF Institutional Mutual Funds for the fiscal year ended September 30, 2003 are incorporated into this SAI by reference to the Funds' Annual Report to shareholders. We will furnish you, without charge, a copy of the Annual Report on request.



                            [TIAA-CREF LOGO OMITTED]

TABLE OF CONTENTS


B-2  Investment Objectives, Policies, and Restrictions
B-2    Fundamental Policies
B-3    Investment Policies
B-11 Management of TIAA-CREF Institutional Mutual Funds
B-11   Trustees and Officers of the TIAA-CREF Institutional Mutual Funds
B-14   Equity Ownership of TIAA-CREF Institutional Mutual Funds Trustees
B-14   Trustee and Officer Compensation
B-15   Board Committees
B-15   Responsibilities of the Board
B-15 Proxy Voting Policies
B-16 Principal Holders of Securities
B-21 Investment Advisory and Other Services
B-23 About the TIAA-CREF Institutional Mutual Funds and the Shares
B-23   Class Structure B-24 Distribution (12b-1) Plan
B-24   Indemnification of Shareholders
B-24   Indemnification of Trustees
B-24   Limitation of Fund Liability
B-25   Shareholder Meetings and Voting Rights
B-25   Additional Funds or Classes
B-25   Dividends and Distributions
B-25 Pricing of Shares
B-25   Investments for Which Market Quotations Are Readily Available
B-25   Foreign Investments
B-25   Debt Securities
B-25   Special Valuation Procedures for the Money Market Fund
B-25   Options and Futures
B-26   Investments for Which Market Quotations Are Not Readily Available
B-26 Tax Status
B-29 Brokerage Allocation
B-32 Voting Rights
B-32 Legal Matters
B-32 Experts


INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS


The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of each of the TIAA-CREF Institutional Mutual Funds' twenty-three separate investment portfolios or funds (the "Funds"). Under the Investment Company Act of 1940, as amended (the "1940 Act"), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, each Fund's investment objective, policies and principal investment strategies described in the Prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, are not fundamental and therefore may be changed by the TIAA-CREF Institutional Mutual Funds' board of trustees (the "Board of Trustees" or the "Board") at any time. Each Fund will be "diversified" within the meaning of the 1940 Act.


    Unless stated otherwise, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each Fund:

1. THE FUND WILL NOT ISSUE SENIOR SECURITIES EXCEPT AS PERMITTED BY LAW.

2. The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that Fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent, or such greater amount as may be permitted by law, of that Fund's total assets taken at market value at the time of borrowing).

3. The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4. The Fund will not purchase real estate or mortgages directly.

5. The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7. The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8. The Fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

   The following restriction is a fundamental policy of each Fund other than the Real Estate Securities Fund.

9. The Fund will not invest 25 percent or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

   The Real Estate Securities Fund has a non-fundamental policy of investing more than 25 percent of its total assets in securities of issuers in the real estate industry.

INVESTMENT POLICIES


The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed without the approval of the shareholders in the affected Fund.

    NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The Equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Money Market Fund invests in (as described in the prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for "First Tier Securities."


    When market conditions warrant, the Equity Funds can invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

    TEMPORARY DEFENSIVE POSITIONS. During periods when Teachers Advisors, Inc. ("Advisors"), the investment manager for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary


[ B-2 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund's assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

    LIQUIDITY FACILITY. The Equity Funds participate in a $2.25 billion unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. The College Retirement Equities Fund ("CREF"), TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

    If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

    ILLIQUID INVESTMENTS. The Board has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A Fund will not purchase or otherwise acquire any investment, if as a result, more than 15 percent (10 percent in the case of the Money Market Fund) of its net assets (taken at current value) would be invested in illiquid investments.

    RESTRICTED SECURITIES. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the "1933 Act"). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees from time to time may determine the liquidity of restricted securities.

    PREFERRED STOCK. The Funds can invest in preferred stock consistent with their investment objectives.

    OPTIONS AND FUTURES. Each of the Funds may engage in options and futures strategies to the extent permitted by the Securities and Exchange Commission ("SEC") and Commodity Futures Trading Commission ("CFTC"). We do not intend for any Fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.


    Option-related activities could include: (1) selling of covered call option contracts and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.


    A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

    A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

    A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case, the option would expire worthless and the entire premium would be lost.

    A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the Fund would realize a profit or loss on the transaction.


    In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor's 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund's portfolio of securities. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a Fund deals in any option.


    There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of


        Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-3 ] the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

    To the extent permitted by applicable regulatory authorities, each Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.


    A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--a Fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.


    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

    A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

    Stock index futures may be used to hedge the equity investments of each Fund with regard to market risk (involving the market's assessment of overall economic prospects), as distinguished from company risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

    Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a custodial account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

    There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Each Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each Fund's portfolio securities or instruments sought to be hedged.

    Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so. In addition to the possibility that there may be an imperfect correlation, or


[ B-4 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

    Each Fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the Fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

    Options and futures transactions may increase a Fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.


    INVESTMENT COMPANIES. Each Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company. These restrictions would not apply to any fund that we introduce that invests substantially all of its assets in the securities of other funds of the TIAA-CREF Institutional Mutual Funds.


    FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES. Each Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a Fund enters into a firm commitment agreement, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."

DEBT INSTRUMENTS GENERALLY

    A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

    RATINGS AS INVESTMENT CRITERIA. Nationally recognized statistical ratings organizations ("NRSRO") ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

    Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

    CERTAIN INVESTMENT GRADE DEBT OBLIGATIONS. Although obligations rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while those obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.


    U.S. GOVERNMENT DEBT SECURITIES. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of cred-it from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA and FNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.


    RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (I.E., those rated Ba or lower by Moody's or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms


        Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-5 ] of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors' success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds' net asset value ("NAV"). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

    A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the TIAA-CREF Institutional Mutual Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the TIAA-CREF Institutional Mutual Funds to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.


    ZERO COUPON OBLIGATIONS. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, that Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

    STRUCTURED OR INDEXED SECURITIES. Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable- rate mortgage related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (I.E., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

    Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

    The average maturity of pass-through pools of mortgage related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the pre-


[ B-6 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds payment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

    ASSET-BACKED SECURITIES. Some of the Funds may invest in asset-backed securities. To date, several types of asset-backed securities have been offered to investors including automobile-loan receivables, interests in pools of credit card receivables, and home equity loans.

    MORTGAGE ROLLS. Some of the Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as a financing transaction.


    LENDING OF SECURITIES. Subject to fundamental investment policy 6 on page B-2 (relating to loans of portfolio securities), each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America ("TIAA"), are registered with the SEC and are members of the National Association of Securities Dealers, Inc. ("NASD"), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (I.E., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

    REPURCHASE AGREEMENTS. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary government securities dealers or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.


    Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.


    If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


    SWAP TRANSACTIONS. Each Fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

    By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

    While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (I.E., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid


        Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-7 ] assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

    Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.


    To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. No Fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.


    SEGREGATED ACCOUNTS. In connection with when-issued securities, firm commitment and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other securities as may be permitted by law.

    CURRENCY TRANSACTIONS. The value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

    The Funds will conduct their currency exchange transactions either on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

    By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

    The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

    The Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

    The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

    There is no express limitation on the percentage of a Fund's assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Fund's investment adviser believes will correlate closely to the currency's price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

    REAL ESTATE SECURITIES. As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts ("REITs"). An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.


[ B-8 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

    The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody's or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in "Investment Policies" in this SAI.


    Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

    In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

    FOREIGN INVESTMENTS. As described more fully in the Prospectus, certain Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

    INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the U.S. or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.


    THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven-country European Monetary Union, a subset of the European Union countries, with its own central bank (the European Central Bank), its own currency (the Euro) and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.


    INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some countries, such as Japan, Australia, Singapore, and Hong Kong, are considered advanced by Western standards. Others, such as Thailand, Indonesia, and Malaysia, are considered "emerging"--rapidly shifting from natural resource- and agriculture-based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and political system continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan, in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

    INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the U.S. The U.S., Canada, and Mexico have entered into the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. The trade adjustment process can be highly complex and controversial and could result in significant risks to all parties.

    INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through NAFTA between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and in some instances issues with


        Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-9 ] regard to the repayment of sovereign debt and currency stability, however, remain important concerns in the region--exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation in some countries. These efforts may result in attractive investment opportunities. However, history shows that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

    OTHER REGIONS. There are developments in other regions and countries around the world that could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

    DEPOSITORY RECEIPTS. The Equity Funds can invest in American, European and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

    ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

    EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

    OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES. Each Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the Fund's portfolio.

    INDUSTRY CONCENTRATIONS. None of the Funds, with the exception of the Real Estate Securities Fund, will concentrate more than 25 percent of its total assets in any one industry.

    PORTFOLIO TURNOVER. The transactions engaged in by the Funds are reflected in the Funds' portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds' shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.


    During the fiscal year ended September 30, 2003, portfolio turnover rate of the Growth Equity Fund was 105.28%, as compared with 61.08% for the same period in 2002. This increase was due to the replacement of certain active managers on the management team of that Fund, and the enhancement of the Dual Investment Management Strategy, that uses quantitative methods to integrate recommendations by the active managers into the overall portfolio. Portfolio turnover also increased for the International Equity Fund, to 156.48% for the fiscal year ended September 30, 2003 from 77.63% for the same period in 2002. This increase was due to the enhancement of the Dual Investment Management Strategy.




[ B-10 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

MANAGEMENT OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

TRUSTEES AND OFFICERS OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The following table includes certain information about the TIAA-CREF Institutional Mutual Funds' trustees and officers, including positions held with the Funds, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds' disinterested trustees and the second table includes information about the Funds' interested trustees and officers.

DISINTERESTED TRUSTEES


                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                   IN FUND
                                 POSITION(S)       TERM OF OFFICE       PRINCIPAL                  COMPLEX      OTHER
                                 HELD WITH         AND LENGTH OF        OCCUPATION(S)              OVERSEEN BY  DIRECTORSHIPS
NAME, ADDRESS AND AGE            FUND              TIME SERVED          DURING PAST 5 YEARS        TRUSTEE      HELD BY TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Willard T. Carleton              Trustee           Indefinite term.     Donald R. Diamond          53           None
4915 Camino Antonio                                Trustee since 2000.  Professor of Finance
Tucson, AZ 85718-6005                                                   Emeritus, University of
Age: 69                                                                 Arizona, College of
                                                                        Business and Public
                                                                        Administration. Formerly,
                                                                        Donald R. Diamond
                                                                        Professor of Finance,
                                                                        University of Arizona,
                                                                        1999-2001, and Karl L.
                                                                        Eller Professor of
                                                                        Finance, University of
                                                                        Arizona, 1984-1999.
                                                                        Trustee of TIAA,
                                                                        1984-2003.
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Gruber                 Chairman of the   Indefinite term.     Nomura Professor of        53           Director, Scudder
New York University              Board of Trustees Trustee since 2000.  Finance, New York                       Investments (New
Stern School of Business                                                University, Stern School                York) Funds, Japan
Henry Kaufman Management                                                of Business. Formerly,                  Equity Fund, Inc.,
Education Center                                                        Chairman, Department of                 Singapore Fund,
44 West 4th Street, Suite 988                                           Finance, New York                       Inc., and the Thai
New York, NY 10012                                                      University, Stern School                Capital Fund, Inc.
Age: 66                                                                 of Business, and Trustee
                                                                        of TIAA, 1996 - 2000.
------------------------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob                   Trustee           Indefinite term.     President and Managing     53           None
Windermere Investment Associates                                        Principal, Windermere
121 S.W. Morrison Street                                                Trustee since 1999.
Suite 925                                                               Investment Associates.
Portland, OR 97204                                                      Formerly, Chairman and
Age: 61                                                                 Chief Executive Officer,
                                                                        CTC Consulting, Inc., and
                                                                        Executive Vice President,
                                                                        U.S. Trust of the Pacific
                                                                        Northwest.
------------------------------------------------------------------------------------------------------------------------------------
Bevis Longstreth                 Trustee           Indefinite term.     Retired Partner, Debevoise 53           Member of the Board
Debevoise & Plimpton                               Trustee since 1999.  & Plimpton. Formerly,                   of Directors of
919 Third Avenue                                                        Partner and Of Counsel of               AMVESCAP, PLC a of
New York, NY 10022-6225                                                 Debevoise & Plimpton,                   the Finance
Age: 70                                                                 Adjunct Professor at                    Committee of the
                                                                        Columbia University School              Rockefeller Family
                                                                        of Law and Commissioner of              Fund.
                                                                        the U.S. Securities and
                                                                        Exchange Commission.
------------------------------------------------------------------------------------------------------------------------------------
Bridget A. Macaskill             Trustee           Indefinite term.     Formerly, Chairman,        53           Director, J
160 East 81st Street                               Trustee since 2003.  Oppenheimer Funds, Inc.,                Sainsbury plc and
New York, NY 10028                                                      2000-2001. Chief Executive              Prudential plc.
Age: 55                                                                 Officer, 1995-2001;                     International
                                                                        President, 1991-2000; and               Advisory Board,
                                                                        Chief Operating officer,                British-American
                                                                        1989-1995 of that firm.                 Business Council.
------------------------------------------------------------------------------------------------------------------------------------
Stephen A. Ross                  Trustee           Indefinite term.     Franco Modigliani          53           Director, Freddie
Sloan School of Management                         Trustee since 1999.  Professor of Finance and                Mac; Co-Chairman,
Massachusetts Institute of Technology                                   Economics, Sloan School of              Roll & Ross Asset
77 Massachusetts Avenue                                                 Management, Massachusetts               Management Corp.;
Cambridge, MA 02139                                                     Institute of Technology,                and Principal, IV
Age: 59                                                                 Co-Chairman, Roll & Ross                Capital, Ltd.
                                                                        Asset Management Corp.
                                                                        Formerly, Sterling
                                                                        Professor of Economics and
                                                                        Finance, Yale School of
                                                                        Management, Yale
                                                                        University.
------------------------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan                   Trustee           Indefinite term.     Chairman, President and    53           Director, SCANA
NCM Capital Management Group, Inc.                                      Chief Executive Officer,                Corporation and M&F
103 West Main Street, Suite 400                                         Trustee since 1999. Sloan               Bancorp, Inc.
Durham, NC 27701-3638                                                   Financial Group, Inc., and
Age: 54                                                                 Chairman and Chief
                                                                        Executive Officer, NCM
                                                                        Capital Management Group,
                                                                        Inc., since 1991.
------------------------------------------------------------------------------------------------------------------------------------
Robert W. Vishny                 Trustee           Indefinite term.     Eric J. Gleacher           53           None
University of Chicago                              Trustee since 1999.  Distinguished Service
Graduate School of Business                                             Professor of Finance,
1101 East 58th Street                                                   University of Chicago,
Chicago, IL 60637                                                       Graduate School of
Age: 44                                                                 Business. Founding
                                                                        Partner, LSV Asset
                                                                        Management.
------------------------------------------------------------------------------------------------------------------------------------


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-11 ]

INTERESTED TRUSTEES AND OFFICERS


                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                   IN FUND
                                 POSITION(S)       TERM OF OFFICE       PRINCIPAL                  COMPLEX      OTHER
                                 HELD WITH         AND LENGTH OF        OCCUPATION(S)              OVERSEEN BY  DIRECTORSHIPS
NAME, ADDRESS AND AGE            FUND              TIME SERVED          DURING PAST 5 YEARS        TRUSTEE      HELD BY TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Herbert M. Allison, Jr.          President and     Indefinite term.     Chairman, President and     N/A         Member of the Board
TIAA-CREF                        Chief Executive   President and Chief  Chief Executive Officer of              of Directors of the
730 Third Avenue                 Officer           Executive Officer    TIAA. President and Chief               New York Stock
New York, NY 10017-3206                            since 2002.          Executive Officer of CREF,              Exchange
Age: 60                                                                 TIAA-CREF Mutual Funds,
                                                                        TIAA-CREF Institutional
                                                                        Mutual Funds, TIAA-CREF
                                                                        Life Funds and TIAA
                                                                        Separate Account VA-1
                                                                        (these funds are
                                                                        collectively referred to
                                                                        as the "TIAA-CREF Funds").
                                                                        Formerly, President and
                                                                        Chief Executive Officer of
                                                                        Alliance for LifeLong
                                                                        Learning, Inc., 2000
                                                                        -2002. President, Chief
                                                                        Operating Officer and
                                                                        Member of the Board of
                                                                        Directors of Merrill Lynch
                                                                        & Co., Inc., 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------
Martin L. Leibowitz              Chief Investment  Indefinite term.     Vice Chairman and Chief     N/A         None
TIAA-CREF                        Officer           Chief Investment     Investment Officer of the
730 Third Avenue                                   Officer since        TIAA-CREF Funds. Formerly,
New York, NY 10017-3206                            1995.                Trustee and Chairman of
Age: 67                                                                 the TIAA-CREF Funds,
                                                                        1999-2003. Vice Chairman
                                                                        of the Board and Chief
                                                                        Investment Officer of
                                                                        TIAA. Member of Board of
                                                                        Managers and President of
                                                                        TIAA-CREF Investment
                                                                        Management, LLC. Director
                                                                        and President of Teachers
                                                                        Advisors, Inc.
                                                                        ("Advisors"). Director of
                                                                        TIAA-CREF Life Insurance
                                                                        Company ("TIAA-CREF
                                                                        Life").
------------------------------------------------------------------------------------------------------------------------------------
Gary Chinery                     Vice President    Indefinite term.     Vice President of TIAA and  N/A         N/A
TIAA-CREF                        and Treasurer     Vice President and   Treasurer of TIAA and the
730 Third Avenue                                   Treasurer since      TIAA-CREF Funds.
New York, NY 10017-3206                            2004.
Age: 55
------------------------------------------------------------------------------------------------------------------------------------
Scott C. Evans                   Executive Vice    Indefinite term.     Executive Vice President    N/A         N/A
TIAA-CREF                        President         Executive Vice       of TIAA and the TIAA-CREF
730 Third Avenue                                   President since      Funds. Executive Vice
New York, NY 10017-3206                            1999.                President of Investment
Age: 44                                                                 Management and Advisors
                                                                        and Director of TIAA-CREF
                                                                        Life.
------------------------------------------------------------------------------------------------------------------------------------
I. Steven Goldstein              Executive Vice    Indefinite term.     Executive Vice President,   N/A         N/A
TIAA-CREF                        President         Executive Vice       Public Affairs, of TIAA
730 Third Avenue                                   President since      and the TIAA-CREF Funds.
New York, NY 10017-3206                            2003.                Formerly, Advisor for
Age: 51                                                                 McKinsey & Company, 2003;
                                                                        Vice President, Corporate
                                                                        Communications for Dow
                                                                        Jones & Co. and The Wall
                                                                        Street Journal, 2001 -
                                                                        2002; and Senior Vice
                                                                        President and Chief
                                                                        Communications Officer for
                                                                        Insurance Information
                                                                        Institute, 1993 - 2001.
------------------------------------------------------------------------------------------------------------------------------------
E. Laverne Jones                 Vice President    Indefinite term.     Vice President and          N/A         N/A
TIAA-CREF                        and Corporate     Vice President and   Corporate Secretary of
730 Third Avenue                 Secretary         Corporate Secretary  TIAA and the TIAA-CREF
New York, NY 10017-3206                            since 1999.          Funds.
Age: 54
------------------------------------------------------------------------------------------------------------------------------------
Susan S. Kozik                   Executive Vice    Indefinite term.     Executive Vice President    N/A         N/A
TIAA-CREF                        President         Executive Vice       and Chief Technology
730 Third Avenue                                   President  since     Officer of TIAA and the
New York, NY 10017-3206                            2003.                TIAA-CREF Funds. Formerly,
Age: 46                                                                 Vice President of IT
                                                                        Operations and Services,
                                                                        Lucent Technologies,
                                                                        2000-2003; and Senior Vice
                                                                        President and Chief
                                                                        Technology Officer, Penn
                                                                        Mutual Life Insurance
                                                                        Company, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
George W. Madison                Executive Vice    Indefinite term.     Executive Vice President    N/A         N/A
TIAA-CREF                        President         Executive Vice       and General Counsel of
730 Third Avenue                                   President since      TIAA and the TIAA-CREF
New York, NY 10017-3206                            2003.                Funds. Formerly, Executive
Age: 50                                                                 Vice President, Corporate
                                                                        Secretary, and General
                                                                        Counsel of Comerica
                                                                        Incorporated.
------------------------------------------------------------------------------------------------------------------------------------


[ B-12 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                   IN FUND
                                 POSITION(S)       TERM OF OFFICE       PRINCIPAL                  COMPLEX      OTHER
                                 HELD WITH         AND LENGTH OF        OCCUPATION(S)              OVERSEEN BY  DIRECTORSHIPS
NAME, ADDRESS AND AGE            FUND              TIME SERVED          DURING PAST 5 YEARS        TRUSTEE      HELD BY TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Erwin W. Martens                 Executive Vice    Executive Vice       Executive Vice President,   N/A         N/A
TIAA-CREF                        President         President since      Risk Management, of TIAA
730 Third Avenue                                   2003.                and the TIAA-CREF Funds.
New York, NY 10017-3206                                                 Formerly, Managing
Age: 47                                                                 Director and Chief Risk
                                                                        Officer, Putnam
                                                                        Investments, 1999-2003;
                                                                        and Head and Deputy Head
                                                                        of Global Market Risk
                                                                        Management, 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth A. Monrad              Executive Vice    Indefinite term.     Executive Vice President    N/A         N/A
TIAA-CREF                        President         Executive Vice       and Chief Financial
730 Third Avenue                                   President since      Officer of TIAA and the
New York, NY 10017-3206                            2003.                TIAA-CREF Funds. Formerly,
Age: 48                                                                 Chief Financial Officer
                                                                        and Senior vice President
                                                                        of GeneralCologne Re
                                                                        (2000-2003), Vice
                                                                        President, Corporate
                                                                        Controller, Corporate
                                                                        Treasurer and Chief
                                                                        Financial Officer of its
                                                                        North American Reinsurance
                                                                        Operations (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
Frances Nolan                    Executive Vice    Indefinite term.     Executive Vice President,   N/A         N/A
TIAA-CREF                        President         Executive Vice       Client Services, of TIAA
730 Third Avenue                                   President since      and the TIAA-CREF Funds.
New York, NY 10017-3206                            2000.                Formerly, Executive Vice
Age: 46                                                                 President, Retirement
                                                                        Services, CREF and TIAA,
                                                                        2000-2003; Vice President,
                                                                        Eastern Division,
                                                                        1994-2000.
------------------------------------------------------------------------------------------------------------------------------------
Dermot J. O'Brien                Executive Vice    Indefinite term.     Executive Vice President,   N/A         N/A
TIAA-CREF                        President         Executive Vice       Human Resources, of TIAA
730 Third Avenue                                   President since      and the TIAA-CREF Funds.
New York, NY 10017-3206                            2003.                Formerly, First Vice
Age: 37                                                                 President and Head of
                                                                        Human Resources,
                                                                        International Private
                                                                        Client Division, Merrill
                                                                        Lynch & Co., 1999-Feb.
                                                                        2003; and Vice President
                                                                        and Head of Human
                                                                        Resources--Japan Morgan
                                                                        Stanley, 1998-1999.
------------------------------------------------------------------------------------------------------------------------------------
Bertram L. Scott                 Executive Vice    Indefinite term.     Executive Vice President,   N/A         N/A
TIAA-CREF                        President         Executive Vice       Product Management, of
730 Third Avenue                                   President since      TIAA and the TIAA-CREF
New York, NY 10017-3206                            2000.                Funds. Chairman of the
Age: 52                                                                 Board, President and Chief
                                                                        Executive Officer of
                                                                        TIAA-CREF Life. Formerly,
                                                                        President and Chief
                                                                        Executive Officer, Horizon
                                                                        Mercy, 1996-2000.
------------------------------------------------------------------------------------------------------------------------------------
John A. Somers                   Executive Vice    Indefinite term.     Executive Vice President    N/A         N/A
TIAA-CREF                        President         Executive Vice       of TIAA and the TIAA-CREF
730 Third Avenue                                   President since      Funds. Executive Vice
New York, NY 10017-3206                            1999.                President of Investment
Age: 59                                                                 Management and Advisors
                                                                        and Director of TIAA-CREF
                                                                        Life.
------------------------------------------------------------------------------------------------------------------------------------





       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-13 ]

EQUITY OWNERSHIP OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS TRUSTEES


The following chart includes information relating to equity securities beneficially owned by the TIAA-CREF Institutional Mutual Funds trustees in the TIAA-CREF Institutional Mutual Funds and in the same "family of investment companies" as the TIAA-CREF Institutional Mutual Funds, as of December 31, 2003. The TIAA-CREF Institutional Mutual Funds' family of investment companies includes TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.


DISINTERESTED TRUSTEES


                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                       DOLLAR RANGE OF EQUITY                    ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
  NAME OF TRUSTEE                        SECURITIES IN FUND                         TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------------------
  Willard T. Carleton                           None                                         Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
  Martin J. Gruber                              None                                         Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
  Nancy L. Jacob                                None                                         Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
  Bevis Longstreth      International Equity Fund-Retirement Class-Over $100,000             Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
  Bridget A. Macaskill                          None                                              None
---------------------------------------------------------------------------------------------------------------------------------
  Stephen A. Ross                               None                                         Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
  Maceo K. Sloan                                None                                         Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
  Robert W. Vishny                              None                                       $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------------------


TRUSTEE AND OFFICER COMPENSATION

The following table shows the compensation received from the Funds and the TIAA-CREF fund complex by each non-officer trustee for the fiscal year ending September 30, 2003. The Funds' officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.

                                       (2)                          (3)
                             AGGREGATE COMPENSATION        PENSION OR RETIREMENT            (4)
       (1)                FROM TIAA-CREF INSTITUTIONAL   BENEFITS ACCRUED AS PART   TOTAL COMPENSATION
  NAME OF PERSON                  MUTUAL FUNDS               OF FUND EXPENSES        FROM FUND COMPLEX
--------------------------------------------------------------------------------------------------------
  Willard T. Carleton                $ 158.02                        --                 $ 4,500.00
--------------------------------------------------------------------------------------------------------
  Martin J. Gruber                   3,243.39                    $1,071.85              104,500.00
--------------------------------------------------------------------------------------------------------
  Nancy L. Jacob                     3,680.44                     1,071.85              116,500.00
--------------------------------------------------------------------------------------------------------
  Bevis Longstreth*                  3,318.39                     1,071.85              106,750.00
--------------------------------------------------------------------------------------------------------
  Stephen A. Ross*                   3,950.09                     1,071.85              124,250.00
--------------------------------------------------------------------------------------------------------
  Nestor V. Santiago                 2,234.52                       764.59               76,500.00
--------------------------------------------------------------------------------------------------------
  Maceo K. Sloan                     3,499.16                     1,071.85              112,500.00
--------------------------------------------------------------------------------------------------------
  David K. Storrs                    5,093.37                     4,835.26              162,000.00
--------------------------------------------------------------------------------------------------------
  Robert W. Vishny                   3,289.58                     1,071.85              106,000.00
--------------------------------------------------------------------------------------------------------

* This compensation, or a portion of it, was not actually paid based on prior election of Trustee to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer Trustees. Excluding this year's deferrals, a total of $1,157,767.10 earned across the fund complex has been deferred for prior years' service, including interest through September 30, 2003, for all current Trustees who had elected to defer their compensation.

    The Funds have a long-term compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.




[ B-14 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

BOARD COMMITTEES

Every year, the Board of Trustees appoints certain committees with specific responsibilities for aspects of the TIAA-CREF Institutional Mutual Funds' operations. Included among these are:


(1) An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which audits and examines the records and affairs of the TIAA-CREF Institutional Mutual Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter that is available upon request. During 2003, the Audit Committee held eleven meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber, and Ms. Macaskill.

(2) A Finance Committee, which oversees the management of the TIAA-CREF Institutional Mutual Funds' investments subject to appropriate oversight by the full Board of Trustees. During 2003, the Finance Committee held five meetings. The current members of the Finance Committee are Dr. Gruber (chair), Dr. Carleton, Dr. Jacob, Mr. Longstreth, Ms. Macaskill, Dr. Ross, Mr. Sloan, and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the TIAA-CREF Institutional Mutual Funds and the initiation of appropriate shareholder resolutions. During 2003, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton, and Dr. Vishny.

(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full Board. During 2003, the Executive Committee held two meetings. The current members of the Executive Committee are Dr. Gruber (chair), Mr. Longstreth, Dr. Ross, and Mr. Sloan.

(5) A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which nominates certain TIAA-CREF Institutional Mutual Funds' officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During 2003, the Nominating and Personnel Committee held sixteen meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Carleton, and Dr. Jacob.


    The Nominating and Personnel Committee will consider potential nominees for trustees recommended by investors. Investors can recommend nominees by writing to the Secretary of the TIAA-CREF Institutional Mutual Funds. The Secretary's address is: 730 Third Avenue, New York, New York 10017-3206.

RESPONSIBILITIES OF THE BOARD

The Funds' trustees are responsible for overseeing the Funds' corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the Fund's investment management agreement with Advisors. Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the Funds investment advisory services. In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Board considered the investment management fee structure of each of the Funds in light of a variety of factors, including (a) the nature and quality of services provided to the Fund and its shareholders, (b) Advisors' anticipated costs in providing those services, (c) the reasonableness of the investment management fees and how such fees compared to fees paid by other similar mutual funds, and
(d) other benefits derived in connection with Advisors' relationship with the Fund.

    As part of its consideration of the quality of services provided by Advisors to the Fund and its shareholders, the Board reviewed the relative performance of each Fund. The Board also reviewed Advisors' anticipated profit/loss situation in providing the services to the Funds. The Board considered Advisors' anticipated profit/loss situation to be reasonable in relation to the nature, quality and cost of Advisors' services. In considering the investment management fees charged under the agreement, the Board reviewed the investment management fees of other similarly situated fund complexes. The Board further reviewed the expense ratios of each Fund relative to other mutual funds, and noted that that the expense ratios compared favorably to those of other funds.


PROXY VOTING POLICIES

    The TIAA-CREF Institutional Mutual Funds have adopted policies and procedures to govern their voting of proxies of portfolio companies. The Funds seek to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

    As a general matter, the Board of Trustees has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this Statement of Additional Information.

    Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the Funds' shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

    The Funds believe there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the Funds, Advisors or Advisors' affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse himself from all decisions regarding the portfolio company.

    A report of proxies voted for the Funds is made quarterly to the Funds' Board and/or the Finance Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

    After August 31, 2004, an annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at WWW.TIAA-CREF.ORG, and on the SEC's website at www.sec.gov.




       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-15 ]

PRINCIPAL HOLDERS OF SECURITIES


As of December 31, 2003, the following persons are known by the Fund to hold beneficially 5% or more of the outstanding shares of the following classes of
Funds:

  SEI PRIVATE TRUST COMPANY(1)
  ONE FREEDOM VALLEY DRIVE
  OAKS, PA 19456

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Bond Fund - Institutional Class                            41.48%   35,121,051
--------------------------------------------------------------------------------
  Equity Index Fund - Institutional Class                    22.30%   16,340,514
--------------------------------------------------------------------------------
  Growth & Income - Institutional Class                      28.89%   21,978,113
--------------------------------------------------------------------------------
  Growth Equity Fund - Institutional Class                   49.24%    8,196,906
--------------------------------------------------------------------------------
  Inflation-Linked Bond Fund - Institutional Class            6.75%    1,767,516
--------------------------------------------------------------------------------
  International Equity Fund - Institutional Class            37.17%   17,246,437
--------------------------------------------------------------------------------
  International Equity Index Fund - Institutional Class      15.73%      897,351
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund - Institutional Class          22.69%      782,977
--------------------------------------------------------------------------------
  Large-Cap Value Fund - Institutional Class                100.00%    1,581,373
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund - Institutional Class           12.02%      988,175
--------------------------------------------------------------------------------
  Mid Cap Blend Index Fund - Institutional Class             48.46%    1,658,784
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund - Institutional Class                 100.00%      175,322
--------------------------------------------------------------------------------
  Mid-Cap Value Fund - Institutional Class                  100.00%      388,121
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund - Institutional Class              6.00%      156,880
--------------------------------------------------------------------------------
  Money Market Fund - Institutional Class                    12.34%   13,735,044
--------------------------------------------------------------------------------
  Real Estate Securities Fund - Institutional Class          39.16%    4,037,526
--------------------------------------------------------------------------------
  S&P 500 Index Fund - Institutional Class                   82.77%    6,300,115
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Institutional Class           15.07%    1,298,436
--------------------------------------------------------------------------------
  Small-Cap Equity Fund - Institutional Class               100.00%    2,315,507
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund - Institutional Class            8.47%      392,875
--------------------------------------------------------------------------------
  Social Choice Equity Fund - Institutional Class            60.98%    4,153,622
--------------------------------------------------------------------------------

  TIAA-CREF TRUST COMPANY, FSB(2)(3)
  ONE METROPOLITAN SQUARE
  211 NORTH BROADWAY, SUITE 1000
  ST. LOUIS, MO 63102

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  International Equity Fund - Institutional Class            24.35%   11,299,953
--------------------------------------------------------------------------------
  Growth Equity Fund - Institutional Class                   24.84%    4,135,492
--------------------------------------------------------------------------------
  Social Choice Equity Fund - Institutional Class            20.57%    1,401,319
--------------------------------------------------------------------------------
  Growth & Income - Institutional Class                      21.81%   16,592,590
--------------------------------------------------------------------------------
  Inflation-Linked Bond Fund - Institutional Class            6.73%    1,763,948
--------------------------------------------------------------------------------
  Equity Index Fund - Institutional Class                    14.59%   10,691,546
--------------------------------------------------------------------------------
  Bond Fund - Institutional Class                            25.67%   21,737,637
--------------------------------------------------------------------------------
  Small-Cap Equity Fund - Institutional Class                87.62%    2,028,860
--------------------------------------------------------------------------------
  Mid-Cap Value Fund - Institutional Class                   67.39%      261,579
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund - Institutional Class                  57.84%      101,418
--------------------------------------------------------------------------------
  Real Estate Securities Fund - Institutional Class          34.60%    3,567,403
--------------------------------------------------------------------------------
  Large-Cap Value Fund - Institutional Class                 92.84%    1,468,189
--------------------------------------------------------------------------------
  S&P 500 Index Fund - Institutional Class                   62.28%    4,740,316
--------------------------------------------------------------------------------
  International Equity Index Fund - Institutional Class      15.69%      894,838
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund - Institutional Class           12.02%      988,175
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund - Institutional Class          22.63%      781,012
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund - Institutional Class             48.38%    1,655,769
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund - Institutional Class              6.00%      156,880
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund - Institutional Class            8.40%      389,638
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Institutional Class           15.07%    1,298,436
--------------------------------------------------------------------------------

  CALIFORNIA GOLDEN STATE SCHOLARSHARE COLLEGE SAVINGS TRUST(4)
  CA STATE TREASURER OFFICE
  915 CAPITOL MALL, ROOM 110
  SACRAMENTO, CA 95814

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Bond Fund - Institutional Class                            26.81%   22,701,000
--------------------------------------------------------------------------------
  Equity Index Fund - Institutional Class                    18.21%   13,341,940
--------------------------------------------------------------------------------
  Growth & Income Fund - Institutional Class                 33.76%   25,686,658
--------------------------------------------------------------------------------
  Growth Equity Fund - Institutional Class                   21.50%    3,579,715
--------------------------------------------------------------------------------
  International Equity Fund - Institutional Class            21.78%   10,104,448
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund - Institutional Class           26.14%    2,149,119
--------------------------------------------------------------------------------
  Money Market Fund - Institutional Class                    24.25%   26,987,220
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Institutional Class           16.76%    1,444,042
--------------------------------------------------------------------------------
  Social Choice Equity Fund - Institutional Class            39.02%    2,657,431
--------------------------------------------------------------------------------

  CHET(4)

  OFFICE OF THE TREASURER
  55 ELM STREET
  HARTFORD, CT 06106

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Bond Fund - Institutional Class                            14.96%   12,669,040
--------------------------------------------------------------------------------
  Equity Index Fund - Institutional Class                    17.33%   12,699,016
--------------------------------------------------------------------------------
  Growth & Income - Institutional Class                       7.44%    5,657,187
--------------------------------------------------------------------------------
  International Equity Fund - Institutional Class             6.64%    3,079,645
--------------------------------------------------------------------------------
  Money Market Fund - Institutional Class                    16.25%   18,086,068
--------------------------------------------------------------------------------



[ B-16 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

  GEORGIA HIGHER EDUCATION SAVINGS PLAN(4)
  SUITE 1202, WEST TOWER
  200 PIEDMONT AVENUE
  ATLANTA, GA 30334

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Equity Index Fund - Institutional Class                     6.37%    4,667,630
--------------------------------------------------------------------------------
  Inflation-Linked Bond Fund - Institutional Class            6.48%    1,697,967
--------------------------------------------------------------------------------

  MINNESOTA COLLEGE SAVINGS PLAN(4)
  MANAGER PUBLIC PROGRAMS
  MN STATE BOARD OF INVESTMENT
  60 EMPIRE DRIVE, SUITE 355
  ST. PAUL, MN 55103

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Equity Index Fund - Institutional Class                     5.36%    3,927,564
--------------------------------------------------------------------------------
  Inflation-Linked Bond Fund - Institutional Class           11.32%    2,965,289
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund - Institutional Class            6.57%      540,031
--------------------------------------------------------------------------------
  Real Estate Securities Fund - Institutional Class           8.67%      893,925
--------------------------------------------------------------------------------

  MICHIGAN EDUCATION SAVINGS PROGRAM(4)
  EXECUTIVE DIRECTOR - MET
  DIRECTOR OF TREASURY
  PO BOX 30198
  LANSING, MI 48909

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Bond Fund - Institutional Class                             5.45%    4,616,190
--------------------------------------------------------------------------------
  Equity Index Fund - Institutional Class                    14.62%   10,714,016
--------------------------------------------------------------------------------
  Growth & Income Fund - Institutional Class                 10.38%    7,901,050
--------------------------------------------------------------------------------
  Growth Equity Fund - Institutional Class                   16.16%    2,690,502
--------------------------------------------------------------------------------
  Inflation-Linked Bond Fund - Institutional Class           36.56%    9,576,601
--------------------------------------------------------------------------------
  International Equity Fund - Institutional Class            12.77%    5,922,722
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund - Institutional Class           20.01%    1,644,915
--------------------------------------------------------------------------------
  Money Market Fund - Institutional Class                    17.13%   19,062,652
--------------------------------------------------------------------------------
  Real Estate Securities Fund - Institutional Class          23.09%    2,380,905
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Institutional Class           12.19%    1,050,572
--------------------------------------------------------------------------------

  MISSOURI SAVING FOR TUITION(4)
  MISSOURI'S STATE TREASURER'S OFFICE
  CAPITOL BUILDING, ROOM 229
  201 WEST CAPITOL AVENUE
  JEFFERSON CITY, MO 65101

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Equity Index Fund - Institutional Class                    10.93%    8,008,858
--------------------------------------------------------------------------------
  Growth & Income Fund - Institutional Class                  7.42%    5,642,414
--------------------------------------------------------------------------------
  Growth Equity Fund - Institutional Class                    5.64%      938,388
--------------------------------------------------------------------------------
  Inflation-Linked Bond Fund - Institutional Class           25.75%    6,744,376
--------------------------------------------------------------------------------
  International Equity Fund - Institutional Class             8.85%    4,105,294
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund - Institutional Class           16.19%    1,330,703
--------------------------------------------------------------------------------
  Money Market Fund - Institutional Class                    14.14%   15,737,881
--------------------------------------------------------------------------------
  Real Estate Securities Fund - Institutional Class          16.78%    1,729,826
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Institutional Class           11.79%    1,016,043
--------------------------------------------------------------------------------

  TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA(5)
  730 THIRD AVENUE
  NEW YORK, NY 10017

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Real Estate Securities Fund - Retail Class                 17.67%      941,816
--------------------------------------------------------------------------------
  S&P 500 Index Fund - Institutional Class                   12.97%      986,931
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund - Institutional Class          77.31%    2,667,732
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund - Retirement Class             57.37%       11,789
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund - Institutional Class            9.01%      740,689
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund - Retirement Class              69.61%       10,506
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund - Institutional Class             51.54%    1,763,962
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund - Retirement Class                30.68%       10,350
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund - Institutional Class            95.41%    1,797,309
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund - Retirement Class               41.68%       11,391
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund - Institutional Class             94.00%    2,456,112
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund - Retirement Class                84.02%       10,454
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Institutional Class           32.75%    2,822,279
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Retirement Class              43.59%       10,438
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund - Institutional Class          95.92%    4,663,285
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund - Retirement Class             69.26%       10,562
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund - Institutional Class           91.53%    4,246,740
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund - Retirement Class              89.59%       10,897
--------------------------------------------------------------------------------
  International Equity Index Fund - Institutional Class      84.27%    4,805,700
--------------------------------------------------------------------------------
  International Equity Index Fund - Retirement Class         99.91%       10,283
--------------------------------------------------------------------------------

  TIAA-CREF MANAGED ALLOCATION FUND
  730 THIRD AVENUE
  NEW YORK, NY 10017

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Equity Fund - Retail Class                       34.73%    1,045,417
--------------------------------------------------------------------------------
  Real Estate Securities Fund - Retail Class                  5.94%      316,656
--------------------------------------------------------------------------------
  Large-Cap Value Fund - Retail Class                        86.61%    7,161,630
--------------------------------------------------------------------------------

  NATIONAL FINANCIAL SERVICES LLC
  FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
  PO BOX 770001
  CINCINNATI, OH 45277

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund - Retail Class                          5.39%      141,945
--------------------------------------------------------------------------------
  Mid-Cap Value Fund - Retail Class                           6.04%       83,968
--------------------------------------------------------------------------------

  JAMES S. MCDONNELL FOUNDATION
  1034 SOUTH BRENTWOOD BOULEVARD, SUITE 1860
  ST. LOUIS, MO 63117

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  International Equity Fund - Institutional Class             9.42%    4,371,661
--------------------------------------------------------------------------------

  COMMUNITY FUNDS, INC.
  2 PARK AVENUE
  NEW YORK, NY 10016

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Growth Equity Fund - Institutional Class                   22.27%    3,706,645
--------------------------------------------------------------------------------
  Growth & Income Fund - Institutional Class                  6.36%    4,839,839
--------------------------------------------------------------------------------
  Bond Fund - Institutional Class                             5.68%    4,808,895
--------------------------------------------------------------------------------



       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-17 ]

  INTERNATIONAL CENTRE FOR DIARRHOEAL
  DISEASE RESEARCH, BANGLADESH/
  CENTRE FOR HEALTH & POPULATION
  RESEARCH ENDOWMENT FUND
  10630 LITTLE PATUXENT PARKWAY
  CENTURY PLAZA, SUITE 126
  COLUMBIA, MD 21044

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Social Choice Equity Fund - Institutional Class             6.70%      456,432
--------------------------------------------------------------------------------

  FLEET NATIONAL BANK
  SWAMI KALRA NYUT37402B
  159 E MAIN STREET
  ROCHESTER, NY 14638

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Social Choice Equity Fund - Institutional Class            15.11%    1,029,011
--------------------------------------------------------------------------------

  KENTUCKY FOUNDATION FOR WOMEN
  1215 HEYBURN BUILDING-322 WEST BROADWAY
  LOUISVILLE, KY 40202

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Social Choice Equity Fund - Institutional Class            11.22%      764,295
--------------------------------------------------------------------------------

  THE DANFORTH FOUNDATION
  211 NORTH BROADWAY SUITE 2390
  ST. LOUIS, MO 63102

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Equity Index Fund - Institutional Class                     5.10%    3,733,411
--------------------------------------------------------------------------------
  Bond Fund - Institutional Class                             9.54%    6,238,340
--------------------------------------------------------------------------------
  Money Market Fund - Institutional Class                    11.45%   12,743,000
--------------------------------------------------------------------------------

  GEMOLOGICAL INSTITUTE OF AMERICA
  5345 ARMADA DRIVE
  CARLSBAD, CA 92008

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  S&P 500 Index Fund - Institutional Class                   17.80%    1,354,665
--------------------------------------------------------------------------------

  UNIVERSITY OF CINCINNATI
  PO BOX 19970
  CINCINNATI, OH 45219-0970

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Large-Cap Value Fund - Institutional Class                  6.35%      100,485
--------------------------------------------------------------------------------
  Mid-Cap Value Fund - Institutional Class                   25.44%       98,727
--------------------------------------------------------------------------------

  ARKANSAS STATE UNIVERSITY
  PO BOX 1990
  STATE UNIVERSITY, AR 72467

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund - Institutional Class                  14.42%       25,289
--------------------------------------------------------------------------------
  Mid-Cap Value Fund - Institutional Class                    7.14%       27,715
--------------------------------------------------------------------------------

  SPARKS HEALTH SYSTEM
  PO BOX 17030
  FORT SMITH, AR 72917-7006

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund - Institutional Class                   9.84%       17,252
--------------------------------------------------------------------------------

  WILLIAM J. MCDONOUGH
  825 FIFTH AVENUE
  NEW YORK, NY 10021

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund - Institutional Class                   6.47%       11,345
--------------------------------------------------------------------------------

  IVAN GEORGE SMITH
  701 E 8TH STREET
  HOUSTON, TX 77007

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund - Institutional Class                   5.83%       10,221
--------------------------------------------------------------------------------

  JOHN WALTER SHEFFIELD, JR.
  4570 TALL PINES DRIVE NW
  ATLANTA, GA 30327

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund - Institutional Class                   5.59%        9,805
--------------------------------------------------------------------------------

  OPTICAL GAGING PRODUCTS
  850 HUDSON AVENUE
  ROCHESTER, NY 14621-4896

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Equity Fund - Institutional Class                 7.36%      170,476
--------------------------------------------------------------------------------

  THE SEVEN HILLS SCHOOL
  5400 RED BANK ROAD
  CINCINNATI, OH 45227

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Equity Fund - Institutional Class                 5.01%      116,046
--------------------------------------------------------------------------------

  UNA J. WALKER
  5604 NE ISSLER STREET
  VANCOUVER, WA 98661

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund - Retirement Class                28.87%          550
--------------------------------------------------------------------------------

  JAMES A. WAKEMAN
  20011 SE 14TH STREET
  CAMAS, WA 98607

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund - Retirement Class              29.70%          344
--------------------------------------------------------------------------------

  ALLISON DURHMAN SHULTZ
  2519 NE 145TH CIRCLE
  VANCOUVER, WA 98686

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund - Retirement Class              8.40%          393
--------------------------------------------------------------------------------

  JUDITH SCOVIL
  10624 NE 94TH AVENUE
  VANCOUVER, WA 98662

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund - Retirement Class              9.57%          447
--------------------------------------------------------------------------------



[ B-18 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

  DAVID A. SANTEFORD
  811 NW 78TH STREET
  VANCOUVER, WA 98665

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund - Retirement Class              9.21%          684
--------------------------------------------------------------------------------

  CAROLYN J. NICHOLSON
  6586 OASIS DRIVE
  LOVELAND, OH 45140

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund                                    5.65%        1,282
--------------------------------------------------------------------------------

  DONNA L. MICHALEK
  806 NE 160TH AVENUE
  VANCOUVER, WA 98684

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund                                  9.76%          113
--------------------------------------------------------------------------------

  LEONARD J. LIND
  8 HERITAGE ROAD
  CINCINNATI, OH 45241

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Retirement Class              10.50%        1,417
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund - Retirement Class                 6.24%        1,417
--------------------------------------------------------------------------------

  CAROLYN G. HOLLAND
  7254 MALLARD DRIVE
  WEST CHESTER, OH 45069

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Retirement Class              13.59%        1,834
--------------------------------------------------------------------------------

  JOYCE A. HIATT
  11408 NW 28TH STREET
  VANCOUVER, WA 98685

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund - Retirement Class                17.28%          329
--------------------------------------------------------------------------------

  LYNN R. HALSEY
  15804 NE 30TH AVENUE
  VANCOUVER, WA 98686

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund - Retirement Class                23.32%          444
--------------------------------------------------------------------------------

  RONALD L. GOLSON
  14416 NE 29TH STREET
  VANCOUVER, WA 98686

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------

  Small-Cap Growth Index Fund - Retirement Class             20.99%          982
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund - Retirement Class                8.34%        1,166
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Retirement Class               7.50%        1,012
--------------------------------------------------------------------------------

  ELEANOR J. CANOS
  1362 PENNSBURY DRIVE
  CINCINNATI, OH 45238

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund - Retirement Class                32.86%        7,456
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Retirement Class              27.87%        3,761
--------------------------------------------------------------------------------

  JAN E. ALLEN
  12912 NE 93RD AVENUE
  VANCOUVER, WA 98662

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund - Retirement Class                6.54%          915
--------------------------------------------------------------------------------

  LESLIE A. UYEJI
  PO BOX 2927
  VANCOUVER, WA 98668

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund - Retirement Class              62.37%        2,853
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund - Retirement Class               22.73%        3,180
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund - Retirement Class             29.53%        1,381
--------------------------------------------------------------------------------

  JOHN DALE HOEFS
  39106 SE 37TH STREET
  WASHOUGAL, WA 98671

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund - Retirement Class             43.52%        3,237
--------------------------------------------------------------------------------

  ROBERT F. GADOTTI
  29866 GADOTTI DRIVE
  SCAPPOOSE, OR 97056

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Blend Index - Retirement Class                     14.82%        3,363
--------------------------------------------------------------------------------

  JUNE ILENE BERRY
  3914 NE 55TH STREET
  VANCOUVER, WA 98661

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund - Retirement Class                13.82%        3,135
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund - Retirement Class               21.54%        3,014
--------------------------------------------------------------------------------

  CLIFFORD R. PRICE
  22802 NE 169TH STREET
  BRUSH PRAIRIE, WA 98606

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund - Retirement Class             24.49%        1,822
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund - Retirement Class               13.20%        1,847
--------------------------------------------------------------------------------

  KATE KILLEBREW
  2505 ELFEGO ROAD
  ALBUQUERQUE, NM 87107

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Social Choice Equity - Retirement Class                     7.41%      119,731
--------------------------------------------------------------------------------

  DIANE S. PRICE
  22802 NE 169TH STREET
  BRUSH PRAIRIE, WA 98606

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund - Retirement Class              32.78%        1,500
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund - Retirement Class              7.61%          566
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund - Retirement Class                5.53%          774
--------------------------------------------------------------------------------



       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-19 ]

  RENEE A. DAVIS
  6685 MORGANS RUN ROAD
  LOVELAND, OH 45140

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund - Retirement Class                12.77%      2,897
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Retirement Class              13.02%      1,757
--------------------------------------------------------------------------------

  PREMA VENKATESWARAN
  1204 HIDDEN WOOD PLACE
  CINCINNATI, OH 45208

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Retirement Class               7.01%       946
--------------------------------------------------------------------------------

  LINDA L. WALISER
  204 SE 101ST AVENUE
  VANCOUVER, WA 98664

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund - Retirement Class              57.99%       672
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund - Retirement Class                23.57%       449
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund - Retirement Class             14.42%       674
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Retirement Class               5.06%       683
--------------------------------------------------------------------------------

  Robert Ashley Combs
  13208 NE 83RD STREET
  VANCOUVER, WA 98682

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund - Retirement Class             15.59%       729
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund - Retirement Class              7.32%       544
--------------------------------------------------------------------------------

  TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERVICES, INC.(6)
  FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
  730 THIRD AVENUE
  NEW YORK, NY 10017

                                                          PERCENT OF
  FUND                                                     HOLDINGS     SHARES
--------------------------------------------------------------------------------
  Growth & Income Fund - Retirement Class                   100.00%    1,979,802
--------------------------------------------------------------------------------
  International Equity Fund - Retirement Class              100.00%    2,664,116
--------------------------------------------------------------------------------
  Large-Cap Value Fund - Retirement Class                   100.00%    1,960,321
--------------------------------------------------------------------------------
  Mid-Cap Value Fund - Retirement Class                     100.00%    2,493,903
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund - Retirement Class                    100.00%    3,470,090
--------------------------------------------------------------------------------
  Small-Cap Equity Fund - Retirement Class                  100.00%    4,226,442
--------------------------------------------------------------------------------
  Real Estate Securities Fund - Retirement Class             99.54%    2,489,287
--------------------------------------------------------------------------------
  Social Choice Equity Fund - Retirement Class              100.00%    1,618,261
--------------------------------------------------------------------------------
  S&P 500 Index Fund - Retirement Class                     100.00%    1,874,351
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund - Retirement Class             42.58%        8,750
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund - Retirement Class              30.34%        4,579
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund - Retirement Class               58.29%       15,932
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund - Retirement Class                15.92%        1,980
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund - Retirement Class                69.29%       23,374
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund - Retirement Class             30.69%        4,680
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund - Retirement Class              10.34%        1,257
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund - Retirement Class              56.38%       13,500
--------------------------------------------------------------------------------

---------------
(1) Held for the benefit of customers of TIAA-CREF Trust Company, FSB.
(2) Held for the benefit of the shareholder by:**
     SEI Private Trust Company
     One Freedom Valley Drive
     Oaks, PA 19456
(3) The Trust Company, a federal savings bank, holds these shares in a fiduciary capacity for its clients. The Trust Company has investment discretion over these shares.
(4) Held for the benefit of customers of each State's 529 plan.
(5) TIAA, a New York State chartered insurance company, holds these shares in exchange for providing the initial seed capital to these Funds.
(6) Held for the benefit of customers of TIAA-CREF Individual & Institutional Services, Inc.


    The current trustees and officers of the Fund, as a group, beneficially own less than 1% of the shares of each class of each Fund.

    Any person owning more than 25% of each Fund's shares may be considered a "controlling person" of that Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


[ B-20 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

INVESTMENT ADVISORY AND
OTHER SERVICES

As explained in the Prospectus, investment advisory and related services for each of the Funds are provided by personnel of Advisors. Advisors manages the investment and reinvestment of the assets of each Fund, subject to the direction and control of the Finance Committee of the Board of Trustees.

    TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. ("Enterprises"), which in turn holds all of the shares of Advisors and of Teachers Personal Investors Services, Inc. ("TPIS"), the principal underwriter for the TIAA-CREF Institutional Mutual Funds. TIAA also holds all the shares of TIAA-CREF individual & Institutional Services, Inc. ("Services") and TIAA-CREF Investment Management, LLC ("Investment Management"). Services acts as the principal underwriter, and Investment Management Provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Institutional Mutual Funds and Advisors.

    Investment management fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. Prior to October 1, 2002, under the investment management agreement between the TIAA-CREF Institutional Mutual Funds and Advisors, Advisors had agreed to waive a portion of the investment management fees payable to Advisors for services it provided under the investment management agreement.


    Furthermore, as disclosed in the Prospectus, Advisors has agreed to reimburse the Funds for non-investment management fee expenses of the Funds that exceed certain amounts, as stated in the Prospectus.

    The table below reflects, for the fiscal years ended September 30, 2001, 2002 and 2003, for the seven original Funds first offered publicly on July 1, 1999 (the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Equity Index Fund, Social Choice Equity Fund, Bond Fund and Money Market Fund) and, for the fiscal years or period ended September 30, 2002 and 2003, the sixteen remaining Funds first offered publicly on October 1, 2002 (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of the waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.


                                                 GROSS                         WAIVED                               NET
------------------------------------------------------------------------------------------------------------------------------------

                                    FISCAL      FISCAL     FISCAL    FISCAL    FISCAL    FISCAL      FISCAL      FISCAL     FISCAL
                                     YEAR        YEAR       YEAR      YEAR      YEAR      YEAR        YEAR        YEAR       YEAR
                                     ENDED       ENDED     ENDING     ENDED     ENDED    ENDING       ENDED       ENDED     ENDING
                                   SEPT. 30,   SEPT. 30,  SEPT. 30, SEPT. 30, SEPT. 30, SEPT. 30,   SEPT. 30,   SEPT. 30,  SEPT. 30,
                                     2003        2002        2001     2003      2002       2001       2003         2002      2001
------------------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                 $138,747    $671,063   $333,725      NA    $204,236   $101,568    $138,747    $466,827   $232,157
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund               $374,209    $787,576   $282,856      NA    $239,697    $86,087    $374,209    $547,879   $196,769
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund          $254,284    $512,578   $272,038      NA    $170,869    $90,679    $254,284    $341,709   $181,359
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                $47,044      $1,152*        NA      NA          NA*        NA     $47,044      $1,152*        NA
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Fund                 $18,610        $574*        NA      NA          NA*        NA     $18,610        $574*        NA
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund                  $13,712        $567*        NA      NA          NA*        NA     $13,712        $567*        NA
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund               $32,368      $1,144*        NA      NA          NA*        NA     $32,368      $1,144*        NA
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Index Fund         $26,748      $1,902*        NA      NA          NA*        NA     $26,748      $1,902*        NA
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Index Fund          $35,396      $1,745*        NA      NA          NA*        NA     $35,396      $1,745*        NA
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                  $437,390    $534,490   $138,133      NA    $207,857    $53,718    $437,390    $326,633    $84,415
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  $26,863      $1,320*        NA      NA          NA*        NA     $26,863      $1,320*        NA
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund           $10,355        $695*        NA      NA          NA*        NA     $10,355        $695*        NA
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund            $10,314        $694*        NA      NA          NA*        NA     $10,314        $694*        NA
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund            $13,346        $784*        NA      NA          NA*        NA     $13,346        $784*        NA
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund         $21,186      $1,409*        NA      NA          NA*        NA     $21,186      $1,409*        NA
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Index Fund          $18,711      $1,264*        NA      NA          NA*        NA     $18,711      $1,264*        NA
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund          $28,906      $1,207*        NA      NA          NA*        NA     $28,906      $1,207*        NA
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund     $21,987      $1,431*        NA      NA          NA*        NA     $21,987      $1,431*        NA
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund         $70,253      $1,321*        NA      NA          NA*        NA     $70,253      $1,321*        NA
------------------------------------------------------------------------------------------------------------------------------------
Social Choice Equity Fund           $20,111     $67,013    $53,985      NA     $24,689    $19,889     $20,111     $42,324    $34,096
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                        $1,030,327  $1,223,317   $411,567      NA    $339,814   $114,324  $1,030,327    $883,503   $297,243
------------------------------------------------------------------------------------------------------------------------------------
Inflation-Linked Bond Fund         $127,916      $1,469*        NA      NA          NA*        NA    $127,916      $1,469*        NA
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                   $70,790    $263,420    $46,735      NA     $87,807   *$15,578     $70,790    $175,613    $25,496
------------------------------------------------------------------------------------------------------------------------------------



* For the period September 4, 2002
  (Commencement of operations) to September 30, 2002



       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-21 ]

SERVICE AGREEMENT

In 2002, the TIAA-CREF Institutional Mutual Funds entered into a Service Agreement ("Service Agreement") with Advisors, whereby Advisors has agreed to provide or arrange for the provision of a variety of services for the ordinary operation of the TIAA-CREF Institutional Mutual Funds, including, but not limited to, transfer agency, accounting and administrative services.

    Specific transfer agency services include: (1) receiving orders for the purchase of Fund shares, issuing shares upon receipt of such orders, and recording the issuance of shares; (2) receiving redemption requests; (3) effecting transfers of shares; (4) preparing and transmitting payments for dividends and distributions; (5) maintaining records for shareholder accounts;
(6) maintaining shareholder relations, including preparing necessary reports and other information and services; (7) performing shareholder services funded by any shareholder service plan; and (8) performing any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company.

    Specific accounting services include: (1) monitoring expenses and preparation and updating expense budgets; (2) preparing and filing Forms N-SAR;
(3) preparing financial information for meetings of the Board of Trustees; (4) calculating the net asset value of each Fund and the net asset value per share of each class of shares; (5) calculating total return and other statistical information; (6) calculating dividend amounts available for distribution and notifying transfer agent of authorized dividend rates; (7) preparing financial statements; (8) monitoring portfolio activity; (9) determining the allocation of invoices among Funds and authorizing payment of expenses; (10) maintaining accounting records for each Fund and making appropriate representations in conjunction with audits; (11) preparing federal, state and local tax returns and reports; (12) coordinating review and approval of dividends by management and auditors and portfolio listings to be included in financial statements; and (13) performing any other customary accounting services for a registered investment company.

    Specific administrative services include: (1) preparing materials and minutes for meetings of Board of Trustees, including assistance in presentations to Board of Trustees; (2) providing regulatory compliance advice to the distributor and the Funds regarding sales literature and marketing plans; (3) monitoring portfolio activity; (4) preparing responses to performance questionnaires; (5) preparing semi-annual and annual shareholder reports, and coordinating auditor and management review; (6) filing notices with state securities regulators regarding sales of Fund shares; (7) developing and implementing procedures to monitor and test compliance with regulatory requirements and with Fund investment objective, policies and restrictions; (8) approving dividend rates, distributions, and tax positions; (9) coordinating activities of other service providers; (10) coordinating, preparing, filing and printing of registration statements for the TIAA-CREF Institutional Mutual Funds; (11) preparing management letter and coordinating production of Management Discussion and Analysis with respect to the preparation and printing of shareholder reports; (12) reviewing tax returns; (13) creating and maintaining business records; and (14) performing any other customary administrative services for a registered investment company.


    For the services rendered, the facilities furnished and expenses assumed by Advisors, the Fund pays Advisors at the end of each calendar month a fee for each Fund calculated as a percentage of the daily net assets of the Fund. The annual rates, as well as the fees paid for the fiscal year ended September 30, 2003, are set forth in the table below:


                                                    SERVICE FEES FOR FISCAL YEAR
  NAME OF FUND                SERVICES FEE RATE      ENDED SEPTEMBER 30, 2003(1)
--------------------------------------------------------------------------------
  GROWTH EQUITY FUND
--------------------------------------------------------------------------------
         Institutional Class            0.04%                $ 69,373
--------------------------------------------------------------------------------
  GROWTH & INCOME FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $  6,580
--------------------------------------------------------------------------------
         Institutional Class            0.04%                $186,320
--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $  7,265
--------------------------------------------------------------------------------
         Institutional Class            0.03%                $ 84,110
--------------------------------------------------------------------------------
  LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $  7,418
--------------------------------------------------------------------------------
         Institutional Class            0.04%                $  2,427
--------------------------------------------------------------------------------
         Retail Class                   0.33%                $166,734
--------------------------------------------------------------------------------
  MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $ 21,425
--------------------------------------------------------------------------------
         Institutional Class            0.04%                $    303
--------------------------------------------------------------------------------
         Retail Class                   0.33%                $ 53,304
--------------------------------------------------------------------------------
  MID-CAP VALUE FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $ 11,764
--------------------------------------------------------------------------------
         Institutional Class            0.04%                $    639
--------------------------------------------------------------------------------
         Retail Class                   0.33%                $ 39,771
--------------------------------------------------------------------------------
  SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $ 18,945
--------------------------------------------------------------------------------
         Institutional Class            0.04%                $  2,854
--------------------------------------------------------------------------------
         Retail Class                   0.19%                $ 52,660
--------------------------------------------------------------------------------
  LARGE-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $    392
--------------------------------------------------------------------------------
         Institutional Class            0.02%                $ 13,348
--------------------------------------------------------------------------------
  LARGE-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $    355
--------------------------------------------------------------------------------
         Institutional Class            0.02%                $ 17,673
--------------------------------------------------------------------------------
  EQUITY INDEX FUND
--------------------------------------------------------------------------------
         Institutional Class            0.02%                $218,675
--------------------------------------------------------------------------------
  S&P 500 INDEX FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $ 11,079
--------------------------------------------------------------------------------
         Institutional Class            0.02%                $ 12,766
--------------------------------------------------------------------------------
  MID-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $    479
--------------------------------------------------------------------------------
         Institutional Class            0.02%                $  5,146
--------------------------------------------------------------------------------
  MID-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $    335
--------------------------------------------------------------------------------
         Institutional Class            0.02%                $  5,134
--------------------------------------------------------------------------------
  MID-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $    435
--------------------------------------------------------------------------------
         Institutional Class            0.02%                $  6,644
--------------------------------------------------------------------------------
  SMALL-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $    372
--------------------------------------------------------------------------------
         Institutional Class            0.02%                $ 10,568
--------------------------------------------------------------------------------
  SMALL-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $    325
--------------------------------------------------------------------------------
         Institutional Class            0.02%                $  9,333
--------------------------------------------------------------------------------



[ B-22 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

                                                    SERVICE FEES FOR FISCAL YEAR
  NAME OF FUND                SERVICES FEE RATE      ENDED SEPTEMBER 30, 2003(1)
--------------------------------------------------------------------------------
  SMALL-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $    348
--------------------------------------------------------------------------------
         Institutional Class            0.02%                $ 14,429
--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $    306
--------------------------------------------------------------------------------
         Institutional Class            0.03%                $ 13,522
--------------------------------------------------------------------------------
  SOCIAL CHOICE EQUITY FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $  6,544
--------------------------------------------------------------------------------
         Institutional Class            0.02%                $  9,664
--------------------------------------------------------------------------------
  REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
         Retirement Class               0.34%                $ 11,792
--------------------------------------------------------------------------------
         Institutional Class            0.04%                $ 17,531
--------------------------------------------------------------------------------
         Retail Class                   0.33%                $101,419
--------------------------------------------------------------------------------
  BOND FUND
--------------------------------------------------------------------------------
         Institutional Class            0.04%                $515,164
--------------------------------------------------------------------------------
  INFLATION-LINKED BOND FUND
--------------------------------------------------------------------------------
         Institutional Class            0.03%                $ 34,243
--------------------------------------------------------------------------------
         Retail Class                   0.18%                $ 50,368
--------------------------------------------------------------------------------
  MONEY MARKET FUND
--------------------------------------------------------------------------------
         Institutional Class            0.03%                $ 53,091
--------------------------------------------------------------------------------


    The Service Agreement fee is accrued daily at 1/365th of the applicable annual rate set forth in the above table.

    The Service Agreement will continue in effect from year to year so long as such continuance is specifically approved for the Fund at least annually by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund. The Service Agreement provides that it may be terminated without penalty, by the Board of Trustees or by vote of a majority of the outstanding votes attributable to the shares of the applicable Fund, or by Advisors, in each case on sixty (60) days' written notice to the other party. The Service Agreement may also be amended as to each Fund by the parties only if such amendment is specifically approved by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund.

UNDERWRITERS

TPIS, 730 Third Avenue, New York, NY 10017-3206, may be considered the "principal underwriter" for the TIAA-CREF Institutional Mutual Funds. TIAA holds all of the shares of Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the TIAA-CREF Institutional Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Institutional Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Institutional Mutual Funds from year to year subject to approval by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the TIAA-CREF Institutional Mutual Funds.

CUSTODIAN AND TRANSFER AGENT

JPMorgan Chase Bank ("JPMorgan"), 4 Chase MetroTech Center, Brooklyn, NY 11245, acts as custodian for TIAA-CREF Institutional Mutual Funds. JPMorgan is responsible for the safekeeping of the Funds' portfolio securities.

    Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend paying agent for the Funds.

INDEPENDENT AUDITORS

Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as the independent auditor of the TIAA-CREF Institutional Mutual Funds.

PERSONAL TRADING POLICY


The TIAA-CREF Institutional Mutual Funds, Advisors and TPIS have adopted codes of ethics under rule 17j-l of the 1940 Act. Under these codes, certain access persons and members of their households are limited in trading for their own accounts. While they may invest in securities that may also be purchased or held by the Funds, some transactions they make must be reported and approved, and they must send duplicates of all confirmation statements and other account reports to a special compliance unit for review.


ABOUT THE TIAA-CREF INSTITUTIONAL
MUTUAL FUNDS AND THE SHARES

TIAA-CREF Institutional Mutual Funds was organized as a Delaware business trust on April 15, 1999. A copy of TIAA-CREF Institutional Mutual Funds' Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware business trust, the TIAA-CREF Institutional Mutual Funds' operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in TIAA-CREF Institutional Mutual Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

The TIAA-CREF Institutional Mutual Funds offers three classes of shares (Retirement Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. A Fund may not offer all classes of shares.


    RETIREMENT CLASS SHARES. Retirement Class shares of the Funds are offered exclusively through accounts established by employees with Services in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(b) and 457 plans. Retirement Class shares are also offered through custody accounts established by individuals with Services as Individual Retirement Accounts ("IRAs"). Retirement Class shares are offered with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, which is described below. In addition, Retirement Class shares are offered with a separate shareholder servicing plan providing for a shareholder service expense of up to 0.35% of the value of the average daily net assets of the Fund attributable to Retirement Class shares. For more information about the servicing plan, see "Service Agreement" on page B-22.


    INSTITUTIONAL CLASS SHARES. Institutional Class shares of the Funds are available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries") or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares, or other affiliates of TIAA-CREF who the TIAA-CREF Institutional Mutual Funds may approve from time to time. Institutional Class shares are offered without distribution plan or shareholder service plan expenses or fees. All expenses or costs of distributing or promoting the Institutional Class shares are paid by Advisors.

    RETAIL CLASS SHARES. Retail Class shares of the Funds are offered directly to the investing public. Retail Class shares are offered without distribution plan or shareholder service plan expenses or fees. All expenses or costs of distributing or promoting the Retail Class shares are paid by Advisors.


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-23 ]

DISTRIBUTION (12B-1) PLAN

The TIAA-CREF Institutional Mutual Funds' Board of Trustees has adopted a Distribution Plan with respect to the Retirement Class shares of each Fund (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, each Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion and distribution of its Retirement Class shares. The expenses for which a Fund may reimburse TPIS under the Distribution Plan include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of its Retirement Class shares, and for providing personal and account maintenance services to holders of Retirement Class shares and salaries and other expenses relating to the Retirement Class account servicing efforts. Reimbursements by a Fund under the Distribution Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board of Trustees, provided that no rate approved by the Board of Trustees for any Fund may exceed the annual rate of 0.04% of the average daily net asset value of shares of such Fund. For purposes of determining the reimbursements payable under the Distribution Plan, the NAV of the outstanding Retirement Class shares of a Fund are computed in accordance with the Declaration of Trust.


    The Distribution Plan was approved by the Retirement Class shareholders of the TIAA-CREF Institutional Mutual Funds. The Distribution Plan has also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the TIAA-CREF Institutional Mutual Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Distribution Plan.


    Pursuant to the Distribution Plan, at least quarterly, TPIS provides the TIAA-CREF Institutional Mutual Funds with a written report of the amounts expended under the Distribution Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

    The Distribution Plan provides that it continues in effect only so long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. The Distribution Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the Fund's outstanding shares of the Retirement Class in each case on not more than sixty
(60) days' written notice to TPIS; and (c) automatically in the event of assignment. The Distribution Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes of the outstanding shares of the Retirement Class of the TIAA-CREF Institutional Mutual Funds that have voting rights with respect to the Distribution Plan. In addition, the Distribution Plan provides that no material amendment to the Distribution Plan will, in any event, be effective unless it is approved by a majority vote of both the trustees and the Independent Trustees of the TIAA-CREF Institutional Mutual Funds. The holders of Retirement Class shares have exclusive voting rights with respect to the Distribution Plan applicable to the Retirement Class shares. In adopting the Distribution Plan, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Distribution Plan will benefit the holders of the Retirement Class shares of each Fund.


    Amounts paid to TPIS by the Retirement Class will not be used to pay the expenses incurred with respect to any other class of shares of the TIAA-CREF Institutional Mutual Funds; provided, however, that expenses attributable to the TIAA-CREF Institutional Mutual Funds as a whole will be allocated among the share classes, to the extent permitted by law, according to a formula based upon gross sales dollars or average daily net assets of each such class, as may be approved from time to time.


INDEMNIFICATION OF SHAREHOLDERS

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that TIAA-CREF Institutional Mutual Funds has been organized under the DBTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as TIAA-CREF Institutional Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the TIAA-CREF Institutional Mutual Funds could possibly be subject to personal liability.

    To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of TIAA-CREF Institutional Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by TIAA-CREF Institutional Mutual Funds or its trustees, (ii) provides for the indemnification out of property of the TIAA-CREF Institutional Mutual Funds of any shareholders held personally liable for any obligations of TIAA-CREF Institutional Mutual Funds or any series of TIAA-CREF Institutional Mutual Funds, and (iii) provides that TIAA-CREF Institutional Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of TIAA-CREF Institutional Mutual Funds and satisfy any judgment thereon. Thus, the risk of a TIAA-CREF Institutional Mutual Funds shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) TIAA-CREF Institutional Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of TIAA-CREF Institutional Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Institutional Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

The Declaration of Trust further provides that TIAA-CREF Institutional Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of TIAA-CREF Institutional Mutual Funds. The Declaration of Trust does not authorize TIAA-CREF Institutional Mutual Funds to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF FUND LIABILITY

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or TIAA-CREF Institutional Mutual Funds. No Fund is liable for the obligations of any other Fund. Since the Funds use a combined Prospectus, however, it is possible that one Fund might become liable for a misstatement or omission in the Prospectus regarding another Fund with which its disclosure is combined. The trustees have considered this factor in approving the use of the combined Prospectus.


[ B-24 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Under the Declaration of Trust, TIAA-CREF Institutional Mutual Funds is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that TIAA-CREF Institutional Mutual Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. TIAA-CREF Institutional Mutual Funds will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the trustees holding office were elected by the shareholders of TIAA-CREF Institutional Mutual Funds.

    Shares of TIAA-CREF Institutional Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of TIAA-CREF Institutional Mutual Funds may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable Fund).

ADDITIONAL FUNDS OR CLASSES


Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically "series" of shares) or "classes" of shares in TIAA-CREF Institutional Mutual Funds without shareholder approval. The establishment of additional Funds or classes would not affect the interests of current shareholders in the existing twenty-three Funds.


DIVIDENDS AND DISTRIBUTIONS

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of TIAA-CREF Institutional Mutual Funds as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable.

PRICING OF SHARES

The assets of the Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

    Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board of Trustees as a whole.

DEBT SECURITIES

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security's fair value.

    Values for money market instruments (other than those in the Money Market
Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

    All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

    The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liqui-


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-25 ] dating such positions measured by the closing price of the options on the date of valuation.

    For example, when a Fund writes a call option, the amount of the premium is included in the Fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

    A premium paid on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

    Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

TAX STATUS


THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (I.E., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

    Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each tax able year so that it will not incur federal income taxes on its earnings.

    A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

    If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

As of September 30, the following Funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                                                               EXPIRATION DATES:
  FUND                                        AMOUNT             SEPTEMBER 30,
--------------------------------------------------------------------------------
  Growth Equity Fund                       $75,577,050               2009
--------------------------------------------------------------------------------
  Growth & Income Fund                     $51,638,918               2009
--------------------------------------------------------------------------------
  International Equity Fund                $27,316,434               2009
--------------------------------------------------------------------------------
  S&P 500 Index Fund                       $       381               2009
--------------------------------------------------------------------------------
  Social Choice Equity Fund                $   121,831               2009
--------------------------------------------------------------------------------
  Money Market Fund                        $     1,907               2009
--------------------------------------------------------------------------------



[ B-26 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

INVESTMENTS IN FOREIGN SECURITIES

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now known. The Trust intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

    If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a Fund, the Trust will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

    If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

    Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, the Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

    The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

THE FOLLOWING DISCUSSION OF CERTAIN FEDERAL INCOME TAX ISSUES OF SHAREHOLDERS OF THE FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION. THE FOLLOWING DISCUSSION RELATES SOLELY TO U.S. FEDERAL INCOME TAX LAW AS APPLICABLE TO U.S. TAXPAYERS (E.G., U.S. RESIDENTS AND U.S. DOMESTIC CORPORATIONS, PARTNERSHIPS, TRUSTS OR ESTATES). THE DISCUSSION DOES NOT ADDRESS SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS QUALIFIED RETIREMENT ACCOUNTS OR TRUSTS, TAX-EXEMPT ENTITIES, INSURANCE COMPANIES, BANKS AND OTHER FINANCIAL INSTITUTIONS OR TO NON-U.S. TAXPAYERS. DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND OWNERSHIP OF OR GAINS REALIZED ON THE REDEMPTION (INCLUDING AN EXCHANGE) OF THE SHARES OF A FUND MAY ALSO BE SUBJECT TO STATE, LOCAL AND FOREIGN TAXES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF OWNERSHIP OF SHARES OF, AND RECEIPT OF DISTRIBUTIONS FROM, THE FUNDS IN THEIR PARTICULAR CIRCUMSTANCES.

DISTRIBUTIONS

Distributions of a Fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in addi-



       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-27 ] tional shares. Any distribution of a Fund's net capital gain properly designated by a Fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

    At the Trust's option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his, her or its shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

    Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

Individual shareholders may be eligible to treat a portion of a Fund's ordinary income dividends as "qualified dividend income" that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any distributions by a Fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 60 days during the 120-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds or the Money Market Fund are expected to constitute qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION

The Trust's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital



[ B-28 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

    In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

Non-corporate shareholders with net capital losses for a year (I.E., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS.

BACKUP WITHHOLDING

The Trust may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions payable to: (1) any shareholder who fails to furnish the Trust with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer's regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408
(IRAs), are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or Services for more information.


BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

    Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.


    Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.



       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-29 ]

    The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2003. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

    FUND                                                        COMMISSIONS
--------------------------------------------------------------------------------
    Growth Equity Fund                                           $  165,248
--------------------------------------------------------------------------------
    Growth & Income Fund                                         $1,049,260
--------------------------------------------------------------------------------
    International Equity Fund                                    $  568,143
--------------------------------------------------------------------------------
    Equity Index Fund                                            $    3,731
--------------------------------------------------------------------------------
    Large-Cap Value Fund                                         $  127,330
--------------------------------------------------------------------------------
    Mid-Cap Growth Fund                                          $  150,347
--------------------------------------------------------------------------------
    Mid-Cap Value Fund                                           $   59,824
--------------------------------------------------------------------------------
    Small-Cap Equity Fund                                        $    1,691
--------------------------------------------------------------------------------
    S&P 500 Index Fund                                           $       41
--------------------------------------------------------------------------------
    Mid-Cap Blend Index Fund                                     $        1
--------------------------------------------------------------------------------
    Small-Cap Growth Index Fund                                  $      174
--------------------------------------------------------------------------------
    Small-Cap Value Index Fund                                   $      181
--------------------------------------------------------------------------------
    Small-Cap Blend Index Fund                                   $      310
--------------------------------------------------------------------------------
    International Equity Index Fund                              $    6,692
--------------------------------------------------------------------------------


    Research or service obtained for one Fund may be used by Advisors in managing the other Funds. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors' fiduciary duty to the other Funds. Research or services obtained for TIAA-CREF Institutional Mutual Funds also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. Under such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Institutional Mutual Funds.


    The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2001 was as follows:


    FUND                                                        COMMISSIONS
--------------------------------------------------------------------------------
    Growth Equity Fund                                           $   85,288
--------------------------------------------------------------------------------
    Growth & Income Fund                                         $  153,025
--------------------------------------------------------------------------------
    International Equity Fund                                    $  334,415
--------------------------------------------------------------------------------
    Equity Index Fund                                            $   20,915
--------------------------------------------------------------------------------
    Social Choice Equity Fund                                    $    2,004
--------------------------------------------------------------------------------

    The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2002 was as follows:

    FUND                                                        COMMISSIONS
--------------------------------------------------------------------------------
    Growth Equity Fund                                           $  222,257
--------------------------------------------------------------------------------
    Growth & Income Fund                                         $  786,562
--------------------------------------------------------------------------------
    International Equity Fund                                    $  326,671
--------------------------------------------------------------------------------
    Equity Index Fund                                            $  132,277
--------------------------------------------------------------------------------
    Social Choice Equity Fund                                    $    7,483
--------------------------------------------------------------------------------
    Large-Cap Value Fund                                         $    4,554
--------------------------------------------------------------------------------
    Mid-Cap Growth Fund                                          $    1,841
--------------------------------------------------------------------------------
    Mid-Cap Value Fund                                           $    2,160
--------------------------------------------------------------------------------
    Small-Cap Equity Fund                                        $   21,473
--------------------------------------------------------------------------------
    Large-Cap Growth Index Fund                                  $   20,521
--------------------------------------------------------------------------------
    Large-Cap Value Index Fund                                   $   20,577
--------------------------------------------------------------------------------
    S&P 500 Index Fund                                           $   14,309
--------------------------------------------------------------------------------
    Mid-Cap Growth Index Fund                                    $   10,430
--------------------------------------------------------------------------------
    Mid-Cap Value Index Fund                                     $   10,108
--------------------------------------------------------------------------------
    Mid-Cap Blend Index Fund                                     $   11,605
--------------------------------------------------------------------------------
    Small-Cap Growth Index Fund                                  $   40,749
--------------------------------------------------------------------------------
    Small-Cap Value Index Fund                                   $   39,179
--------------------------------------------------------------------------------
    Small-Cap Blend Index Fund                                   $   36,147
--------------------------------------------------------------------------------
    International Equity Index Fund                              $    5,337
--------------------------------------------------------------------------------
    Real Estate Securities Fund                                  $   39,370
--------------------------------------------------------------------------------


    The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2003 was as follows:

    FUND                                                        COMMISSIONS
--------------------------------------------------------------------------------
    Growth Equity Fund                                           $  242,161
--------------------------------------------------------------------------------
    Growth & Income Fund                                         $1,268,948
--------------------------------------------------------------------------------
    International Equity Fund                                    $  580,173
--------------------------------------------------------------------------------
    Equity Index Fund                                            $  112,399
--------------------------------------------------------------------------------
    Social Choice Equity Fund                                    $   10,891
--------------------------------------------------------------------------------
    Large-Cap Value Fund                                         $  153,375
--------------------------------------------------------------------------------
    Mid-Cap Growth Fund                                          $   41,591
--------------------------------------------------------------------------------
    Mid-Cap Value Fund                                           $   69,304
--------------------------------------------------------------------------------
    Small-Cap Equity Fund                                        $  146,404
--------------------------------------------------------------------------------
    Large-Cap Growth Index Fund                                  $    5,537
--------------------------------------------------------------------------------
    Large-Cap Value Index Fund                                   $   23,895
--------------------------------------------------------------------------------
    S&P 500 Index Fund                                           $   14,134
--------------------------------------------------------------------------------
    Mid-Cap Growth Index Fund                                    $    1,910
--------------------------------------------------------------------------------
    Mid-Cap Value Index Fund                                     $    1,069
--------------------------------------------------------------------------------
    Mid-Cap Blend Index Fund                                     $    5,957
--------------------------------------------------------------------------------
    Small-Cap Growth Index Fund                                  $    7,256
--------------------------------------------------------------------------------
    Small-Cap Value Index Fund                                   $    9,301
--------------------------------------------------------------------------------
    Small-Cap Blend Index Fund                                   $   29,462
--------------------------------------------------------------------------------
    International Equity Index Fund                              $    7,127
--------------------------------------------------------------------------------
    Real Estate Securities Fund                                  $  908,197
--------------------------------------------------------------------------------

    During the fiscal year ending September 30, 2003, certain of the Funds acquired securities of certain regular brokers or dealers or their parents. These entities and the value of a Fund's aggregate holdings in the securities of those entities, as of September 30, 2003, are set forth below:



[ B-30 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                                                                                                     HOLDINGS
  FUND                              BROKER                                PARENT                                    (US$)
------------------------------------------------------------------------------------------------------------------------------------
  Growth Equity Fund                Citigroup Global Markets, Inc.        Citigroup, Inc.                         $   550,307
------------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund              Spear, Leeds & Kellogg                Goldman Sachs Group, Inc.               $ 2,196,334
                                    Morgan Stanley & Co., Inc.            Morgan Stanley                          $   408,575
                                    Citigroup Global Markets, Inc.        Citigroup, Inc.                         $16,484,450
                                    Lehman Brothers, Inc.                 Lehman Brothers Holdings, Inc.          $ 1,976,102
------------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund         Warburg, Dillion, Read LLC            UBS AG.                                 $   646,285
                                    ABN AMRO, Inc.                        ABN Amro Holding NV                     $ 5,561,872
------------------------------------------------------------------------------------------------------------------------------------
  Equity Index Fund                 Spear, Leeds & Kellogg                Goldman Sachs Group, Inc.               $ 3,109,082
                                    Bear Stearns & Co.                    Bear Stearns Cos, Inc.                  $   928,118
------------------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund         Spear, Leeds & Kellogg                Goldman Sachs Group, Inc.               $   307,326
------------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Index Fund        Spear, Leeds & Kellogg                Goldman Sachs Group, Inc.               $   453,389
                                    INSTINET CORP                         INSTINET GROUP, INC.                    $    11,012
------------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index Fund                Spear, Leeds & Kellogg                Goldman Sachs Group, Inc.               $   385,940
------------------------------------------------------------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund          Instinet Corp.                        Instinet Group, Inc.                    $     9,538
------------------------------------------------------------------------------------------------------------------------------------
  Mid-Cap Value Index Fund          Instinet Corp.                        Instinet Group, Inc.                    $    11,923
------------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Fund              Spear Leeds & Kelloggs                Goldman Sachs Group, Inc.               $   201,863
                                    Morgan Stanley & Co, Inc.             Morgan Stanley                          $   760,987
                                    Lehman Brothers, Inc.                 Lehman Brothers Holding, Inc.           $   704,616
------------------------------------------------------------------------------------------------------------------------------------

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

                                                                                                                     HOLDINGS
  FUND                              BROKER                                PARENT                                    (US$)
------------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund              Goldman Sachs & Co.                   Goldman Sachs Group, Inc.               $ 2,196,334
                                    Morgan Stanley & Co., Inc.            Morgan Stanley                          $   408,575
                                    J.P. Morgan Securities, Inc.          J.P. Morgan Chase & Co.                 $ 1,330,150
                                    BA Securities                         Bank of America Corp.                   $ 3,991,200
------------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund         UBS Warburg                           UBS AG.                                 $   646,285
                                    Warburg Dillion Read LLC              UBS AG.                                 $   688,649
------------------------------------------------------------------------------------------------------------------------------------
  Equity Index Fund                 Goldman Sachs & Co.                   Goldman Sachs Group, Inc.               $ 3,109,082
                                    BA Securities                         Bank of America Corp.                   $15,231,613
                                    First Tennessee Capital Markets       First Tennessee National Corp.          $   686,366
                                    JP Morgan Securities, Inc.            JP Morgan Chase & Co.                   $ 9,090,687
------------------------------------------------------------------------------------------------------------------------------------
  SOCIAL CHOICE EQUITY FUND         GOLDMAN SACHS & CO                    GOLDMAN SACHS GROUP, INC.               $   307,326
                                    BA Securities                         Bank of America Corp.                   $ 1,068,290
                                    JP Morgan Securities, Inc.            JP Morgan Chase & Co.                   $   597,342
------------------------------------------------------------------------------------------------------------------------------------
  Bond Fund                         Citigroup Global Markets              Citigroup, Inc.                         $ 4,503,845
                                    CS First Boston Corp.                 Credit Suisse Group                     $ 2,101,089
                                    BA Securities                         Bank of America Corp.                   $ 7,107,542
                                    Morgan Stanley & Co, Inc.             Morgan Stanley                          $20,867,213
------------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Index Fund        Goldman Sachs & Co.                   Goldman Sachs Group, Inc.               $   452,389
                                    BA Securities                         Bank of America Corp.                   $ 2,189,490
                                    JP Morgan Securities, Inc.            JP Morgan Chase & Co.                   $ 1,306,977
------------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index Fund                BA Securities                         Bank of America Corp.                   $ 1,123,776
                                    JP Morgan Securities, Inc.            JP Morgan Chase & Co.                   $   676,301
                                    Lehman Brothers, Inc.                 Lehman Brothers Holdings, Inc.          $   758,884
------------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Growth Index Fund       Morgan Stanley & Co., Inc.            Morgan Stanley                          $    30,276
------------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Fund              BA Securities                         Bank of America Corp.                   $ 2,654,609
                                    Morgan Stanley & Co, Inc.             Morgan Stanley                          $   760,987
                                    Goldman Sachs & Co.                   Goldman Sachs Group Inc.                $   201,863
                                    JP Morgan Securities, Inc.            JP Morgan Chase & Co.                   $   752,754
                                    Lehman Brothers, Inc.                 Lehman Brothers Holding, Inc.           $   704,616
------------------------------------------------------------------------------------------------------------------------------------
  International Equity Index Fund   Warburg, Dillion, Read LLC            USB AG.                                 $   688,649


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-31 ]

VOTING RIGHTS

We do not plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who cannot attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the Funds.

LEGAL MATTERS


All matters of applicable state law pertaining to the Funds have been passed upon by George W. Madison, Executive Vice President and General Counsel of the TIAA-CREF Institutional Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C.


EXPERTS

The financial statements incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

FINANCIAL STATEMENTS


The audited financial statements of the TIAA-CREF Institutional Mutual Funds are incorporated herein by reference to the Funds' Annual Report for the fiscal year ended September 30, 2003, which has been filed with the SEC and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.


[ B-32 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

INTRODUCTION

Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF's investments and to the country's overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance--both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

    TIAA-CREF's views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders--the owners of the corporations--and the needs of the board and management to direct and manage effectively the corporation's affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

    This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

    This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the market place and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed--a development our participation in the regulatory process helped to produce.

    This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

    Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF's portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

THE BOARD OF DIRECTORS

The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduciary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation's chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation's long-term strategy, the assurance of the corporation's financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

    The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

    TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board's nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

A.  BOARD MEMBERSHIP

    1. DIRECTOR INDEPENDENCE. The Board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going forward, TIAA-CREF will focus on how company boards interpret and implement the new exchange listing requirements as reflected by their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

    More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director's objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.



Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-33 ]

    True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of independence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

    2. DIRECTOR QUALIFICATIONS. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

    3. BOARD ALIGNMENT WITH SHAREHOLDERS. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors' individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

    4. DIRECTOR EDUCATION. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company's businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

    5. Disclosure of Any Monetary Arrangements. THE BOARD SHOULD APPROVE AND DISCLOSE TO SHAREHOLDERS ANY MONETARY ARRANGEMENTS WITH DIRECTORS FOR SERVICES OUTSIDE NORMAL BOARD ACTIVITIES.

B.  BOARD RESPONSIBILITIES

    1. FIDUCIARY OVERSIGHT. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company's website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation's external audit firm.

    2. CEO SELECTION AND SUCCESSION PLANNING. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company's fortunes to decline. To ensure the long-term success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

    This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

    The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation's expected performance, including specific objectives and measures for CEO performance.

    3. STRATEGIC PLANNING. The board should review the company's strategic plan at least annually. The strategic allocation of corporate resources to each of the company's businesses is critical to its future success. Strategic plan reviews should include assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm's financial resources, which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

    4. EQUITY POLICY. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation--in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

C.  BOARD STRUCTURE AND PROCESSES

    1. ROLE OF THE CHAIRMAN. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles. Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

    2. COMMITTEE STRUCTURE. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of independence by the committees and their chairs. Committees should have the right


[ B-34 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds to retain and evaluate outside consultants and to communicate directly with staff below the senior level.

    The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

o   AUDIT COMMITTEE

    The audit committee plays a critical role in ensuring the corporation's financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation's independent auditors. When selecting auditors, the committee should consider the outside firm's independence. The committee should ensure that the firm's independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation's ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

    In addition to selecting the independent auditors and ensuring the quality and integrity of the company's financial statements, the audit committee is responsible for the adequacy and effectiveness of the company's internal controls and the effectiveness of management's process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

o   COMPENSATION COMMITTEE

    Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company's equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders' interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the specific components of executive compensation.

o   CORPORATE GOVERNANCE/NOMINATING COMMITTEE

    The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

    3. EXECUTIVE SESSIONS. The board should hold routinely scheduled executive sessions at which management, including the CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

    4. BOARD EVALUATION. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board's effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board's governance principles and its committee charters and should include a review of the skills, experience and contributions represented in the boardroom. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

    5. ANNUAL ELECTIONS. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a "poison pill" shareholder rights plan. Moreover, a classified board structure can restrict a board's ability to remove expeditiously an ineffective director.

    6. BOARD SCHEDULE AND MEETING AGENDAS. The board should establish schedules and agendas for the full board and its committees that anticipate business "rhythms" and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

    7. INDEMNIFICATION AND LIABILITY. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

    8. BOARD SIZE. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

    9. DIRECTOR RETIREMENT POLICY. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

SHAREHOLDER RIGHTS AND RESPONSIBILITIES

As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.



       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-35 ]

    Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

    TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

    1. EACH DIRECTOR REPRESENTS ALL SHAREHOLDERS. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.

    2. ONE SHARE-ONE VOTE. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or "super" voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.

    3. CONFIDENTIAL VOTING. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.

    4. MAJORITY REQUIREMENTS. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements, except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.

    5. ABSTENTION VOTES. Shareholder votes cast "for" or "against" a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.

    6. AUTHORIZATION OF STOCK. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.

    7. FAIR PRICE PROVISIONS. All shareholders should receive equal financial treatment. TIAA-CREF supports "fair price" provisions and measures to limit the corporation's ability to buy back shares from a particular shareholder at higher-than-market prices. Similarly, we support the elimination of pre-emptive rights, which can impede a corporation's ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.

    8. ANTI-TAKEOVER PROVISIONS. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans ("poison pills") and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that ANY ANTI-TAKEOVER MEASURE SHOULD HAVE REASONABLY SHORT EXPIRATION PERIODS OF NO LONGER THAN THREE YEARS. WE STRONGLY OPPOSE ANTI-TAKEOVER PROVISIONS THAT CONTAIN "CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS THAT SEEK TO LIMIT THE DISCRETION OF A FUTURE BOARD TO REDEEM THE PLAN.

    9. INCORPORATION SITE. Shareholder interests should be protected, regardless of the corporation's domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors' fiduciary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.

    10. SHAREHOLDER ACCESS TO THE BOARD. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders' interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.

    11. BUNDLED ISSUES. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

EXECUTIVE COMPENSATION

As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board's equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

1. Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.

2. Compensation plans should be understandable and appropriate to the corporation's size, complexity and performance.

3. Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.

4. In setting compensation levels and incentive opportunities, the board should consider the individual's experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board's equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.

5. Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm's reputation, integrity and ethical standards.

6. Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

A.  EQUITY-BASED COMPENSATION

    Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation



[ B-36 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

1. The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.

2. Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company's stock price.

3. All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.

4. Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.

5. Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company's stock price without necessarily improving its performance or long-term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a "level playing field" for consideration of these alternatives; fixed-price options should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.

6. Equity-based plans should specifically prohibit or severely restrict "mega grants," which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient's total cash compensation.

7. Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

B.  FRINGE BENEFITS AND SEVERANCE AGREEMENTS

    Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components.

    More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement "qualified" pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

1. The eligibility requirements and terms of all SERPs should be fully disclosed.

2. The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.

3. "Constructive credit" should be used to replicate full service credit not exceed it.

4. Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

5. The total cost of all supplemental plan obligations should be estimated and disclosed.

     Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a "for cause" termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

ROLE OF INDEPENDENT ADVISORS

Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation's public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

    If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor's applicable rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

GOVERNANCE OF COMPANIES DOMICILED OUTSIDE THE UNITED STATES

Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocalized in its own operations and even its legal organization. Thus, the interplay of different laws, standards, and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should--or will--adopt common, "one-size-fits-all" codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what



       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-37 ] most would agree are desirable corporate governance principles.

    As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders, and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

    TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company's country of origin. We also recognize the importance of understanding how other countries' practices and structures of ownership may operate differently from a U.S. model.

    As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements which provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

    TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

1. PUBLISH FULL PROXY MATERIALS IN AT LEAST ONE WIDELY-READ INTERNATIONAL LANGUAGE OF IMPORTANCE TO THEIR BODY OF FOREIGN SHAREHOLDERS (MOST OFTEN THIS WILL BE ENGLISH).

2. Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.

3. Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.

4. Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders' meeting, which serve as a deterrent to share voting.

5. Confirm, if possible, that a given shareholders' vote has been received, and describe how that vote was recorded.

6. Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

SOCIAL RESPONSIBILITY ISSUES

TIAA-CREF believes that building long-term shareholder value is consistent with directors' giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company's reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe that the following concerns should be among the issues that companies address:

o   The environmental impact of the corporation's operations and products.

o   Equal employment opportunities for all segments of the population.

o   Employee training and development.

o Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation's communities and its constituencies.

    In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

    This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

ENVIRONMENTAL RESOLUTIONS

    TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation's operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly specific actions or adopt very specific policies aimed at improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

HUMAN RIGHTS RESOLUTIONS

    TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

TOBACCO-RELATED RESOLUTIONS

    TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company's assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

LABOR ISSUES RESOLUTIONS

    TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

    TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

DIALOGUE BETWEEN TIAA-CREF AND COMPANIES

TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past: a) provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the companies distribute the Statement to all executive officers and directors; b) periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management; c) arrange for occasional informal opportunities for company directors, managers, and TIAA-CREF managers


[ B-38 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds to review the guidelines in the Policy Statement; and d) send copies of the Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

    We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

APPENDIX

Guidelines for Assessing Compensation Plans

I.  EQUITY-BASED AWARD COMPENSATION

    When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:

1.  POTENTIAL DILUTION FROM STOCK-BASED PLANS

    RED FLAG: Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

    OVERRIDE: Increase threshold to 25% for plans proposed by companies in human-capital-intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

    COMMENT: The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.

A.  EXCESSIVE RUN RATE FROM ACTUAL GRANTS

    RED FLAG: In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

    OVERRIDE: Increase threshold to 3% for plans proposed by companies in human-capital-intensive industries.

    COMMENT: The "potential dilution" test described above is a snapshot at a given point in time. That test can miss excessive transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.

B.  RELOAD OPTIONS

    RED FLAG: Proposal provides for granting reload options.

    OVERRIDE: None.

    COMMENT: Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders' equity.

C.  EVERGREEN OPTION PLANS

    RED FLAG: Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

    OVERRIDE: None.

D.  OPTION MEGA GRANTS

    RED FLAG: Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.

E.  OPTION PRICING

    RED FLAG: Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

    OVERRIDE: None.

F.  RESTRICTED STOCK

    RED FLAG: A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

    OVERRIDE: Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.

G.  COVERAGE

    RED FLAG: Plan is limited to a small number of senior employees.

    OVERRIDE: Permits awards to a small number of employees at firms at the lower range of market equity capitalization.

H.  REPRICING OPTIONS

    RED FLAG: An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price ("underwater options").

    OVERRIDE: The company has not repriced options in the past or has excluded senior executives and board members from any repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

    COMMENT: Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.

I.  EXCESS DISCRETION

    RED FLAG: Significant terms of awards--such as coverage, option price, or type of award provided for the proposed plan--are not specified in the proposal.

    OVERRIDE: None.

J.  BUNDLING

    RED FLAG: Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

    OVERRIDE: None.

FRINGE BENEFITS

o Support proposals that require shareholder approval of "golden parachute" severance agreements that exceed IRS guidelines.

o Consider on a case-by-case basis proposals for prior shareholder ratification of all "golden parachute" severance agreements. Voting decisions will depend on the corporate governance profile and prior actions of the company.

o Support proposals to limit additions to supplemental executive retirement plans at the time of executives' retirement.



Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-39 ]

                                                                        XXXXX-XX

PART C:
                                OTHER INFORMATION

ITEM 22. FINANCIAL STATEMENTS

          The audited financial statements and statements of investments of TIAA-CREF Institutional Mutual Funds for the year ended September 30, 2003 are incorporated into Part B of the Registration Statement by reference to the Funds' Annual Report to Shareholders, filed with the Securities and Exchange Commission on Form N-CSR pursuant to Rule 30d-1 under the Investment Company Act of 1940 on December 3, 2003.

ITEM 23. EXHIBITS

(a)  (1)  Declaration of Trust, dated as of April 15, 1999. 1/

     (2)  Declaration of Trust, dated as of April 15, 1999, as amended. 5/

(b)  Registrant has adopted no bylaws.

(c) The relevant portions of Registrant's Declaration of Trust are incorporated herein by reference to Exhibit (a) above.

(d) (1) Investment Management Agreement by and between Registrant and Teachers Advisors, Inc. ("Advisors"), dated as of June 1, 1999. 2/

     (2) Amendment to the Investment Management Agreement by and between Registrant and Advisors, dated as of September 3, 2002. 5/


     (3) Form of Expense Reimbursement Agreement between the Funds and Teachers Advisors, Inc.*


(e) (1) Distribution Agreement by and between Registrant and Teachers Personal Investors Services, Inc. ("TPIS"), dated as of June 1, 1999. 2/

     (2) Selling Agreement by and between TPIS and TIAA-CREF Individual & Institutional Services, Inc. ("Services"), dated as of
          June 1, 1999. 3/

     (3) Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of September 3, 2002. 5/

(f) (1) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Long-Term Compensation Plan, as of January 1, 1998, as amended. *

     (2) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan, as of June 1, 1998, as amended. *

(g) (1) Custodian Agreement by and between Registrant and State Street Bank and Trust Company ("State Street"), dated as of June 11, 1999. 3/

     (2) Custodian Agreement by and between Registrant and JPMorgan Chase Bank ("JPMorgan"), dated as of July 1, 2002. 5/

     (3) Amendment to the Custodian Agreement by and between Registrant and JPMorgan, dated August 26, 2002. 5/

(h) (1) Administration Agreement by and between Registrant and State Street, dated as of July 1, 1999. 3/

     (2) Transfer Agency Agreement by and between Registrant and Boston Financial Data Services, Inc., dated as of July 1, 1999. 3/

     (3) Transfer Agency and Service Agreement by and between Registrant and Boston Financial Data Services, Inc., dated as of July 1, 2002. 5/


     (4) Service Agreement by and between Registrant and Advisors, dated as of May 22, 2002, as amended February 19, 2003.*


(i)  Opinion and Consent of George W. Madison, Esq.*

(j)  (1)  Consent of Sutherland Asbill & Brennan LLP.*

     (2)  Consent of Ernst & Young LLP.*

(k)  Not applicable.

(l) (1) Seed Money Agreement by and between Registrant and Teachers Insurance and Annuity Association of America ("TIAA"), dated as of June 1, 1999. 3/

     (2) Seed Money Agreement by and between Registrant and TIAA, dated as of August 1, 2002. 5/

(m) Distribution Plan for Retirement Class Shares of Registrant adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act"), dated May 22, 2002. 5/

(n) Multiple Class Plan of Registrant adopted pursuant to Rule 18f-3 of the 1940 Act. 5/

(p)  (1)  TIAA Investments Policy Statement on Personal Trading 4/

     (2) CREF Investments and Non-Investment Access Persons Policy Statement on Personal Investing 4/

1/ Incorporated herein by reference to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 20, 1999.

2/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 11, 1999.

3/ Incorporated herein by reference to Pre-Effective Amendment No. 2 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 24, 1999.

4/ Incorporated herein by reference to Post-Effective Amendment No. 6 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 30, 2003.

5/ Incorporated herein by reference to Post-Effective Amendment No. 5 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2002.

*Filed herewith.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND


         As the ultimate parent, holding indirectly 100% of the voting securities of Advisors, investment adviser of Registrant, TIAA may be deemed to control Registrant (although Registrant does not concede such control). As the beneficial owner of more than 25% of the voting securities of one or more Funds (pursuant to the Seed Money Agreement), TIAA controls Registrant. Therefore, persons directly or indirectly controlled by TIAA may be deemed to be under common control with Registrant.


2 LPPA, LLC
485 Properties, LLC
730 Texas Forest Holdings, Inc.
730 Texas Forest Holdings II, Inc.
Bethesda ARC, LLC
Bisys Crossings I, LLC
College Credit Trust
CTG & P, LLC
DAN Properties, Inc.
ETC Repackaging, Inc.
GA-Buckhead, L.L.C.
IL-161 Clark Street, L.L.C.
Illinois Teachers Properties, LLC
JV Florida One, Inc.
JV Florida Four, Inc.

JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Light St. Partners LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.
NCDC Funding, LLC
ND Properties, Inc.
One Boston Place, LLC
One Boston Place Real Estate Investment Trust
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.
Savannah Teachers Properties, Inc.
SEFC Parking Services, Inc
T114 Properties, Inc.
T-C Sports Co., Inc.
TCT Holdings, Inc.
T-Investment Properties Corp.
T-Land Corp.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Boca Properties III, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers REA IV, LLC
Teachers Realty Corporation
Teachers West, LLC
Ten Westport I, LLC
Ten Westport II, LLC
TIAA Advisory Services, LLC
TIAA Bay Isle Key II Member, LLC
TIAA Bay Isle Key II, LLC
TIAA Canada Retail Business Trust
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust

TIAA Financial Services, LLC
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA-Fund Equities, Inc.
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC
TIAA Retail Commercial LLC
TIAA SF One, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA The Reserve II Member, LLC
TIAA The Reserve II, LLC
TIAA Tri-State, LLC
TIAA West Town Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TPI Housing, Inc
TREA Rockville, LLC
Twenty Westport I, LLC
Twenty Westport II, LLC
Washington Teachers Properties II, Inc.
WRC Properties, Inc.

Notes

(1):  All subsidiaries are Delaware entities except as follows:

     a) Maryland entities: Light Street Partners, LLP, Rouse-Teachers Land Holdings, Inc. and One Boston Place Real Estate Investment Trust

     b) New York entities: College Credit Trust and TIAA-CREF Life Insurance Company

     c) Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc. and Teachers Realty Corporation

     d)   TIAA-CREF Trust Company, FSB is a Federal Savings Bank

     e)   Rouse-Teachers Holding Company is a Nevada corporation

(2): ND Properties, Inc. wholly or partially owns interests in two Delaware entities and eighteen foreign entities.

ITEM 25.  INDEMNIFICATION

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated as of April 15, 1999 (the "Declaration"). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "DBTA") provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration expressly provides that it has been organized under the DBTA and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its trustees; (ii) provides for the indemnification out of Registrant's property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration further provides that Registrant shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of Registrant. The Declaration does not authorize Registrant to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the 1993 Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Teachers Advisors, Inc. ("Advisors") also provides investment management services to TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA Separate Account VA-1. The directors of Advisors are Martin L. Leibowitz, Erwin W. Martens and Elizabeth A. Monrad. Mr. Leibowitz is a Trustee of TIAA and CREF and a Manager of TIAA Investment Management, LLC. He is Vice Chairman and Chief Investment Officer of TIAA and CREF.

ITEM 27. PRINCIPAL UNDERWRITERS

     TPIS acts as the principal underwriter for the Registrant. TPIS also acts as the principal underwriter for TIAA-CREF Mutual Funds and TIAA-CREF Life Funds. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

ITEM 29. MANAGEMENT SERVICES

         Not Applicable.

ITEM 30. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, TIAA-CREF Institutional Mutual Funds, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 30th day of January, 2003.


                              TIAA-CREF INSTITUTIONAL MUTUAL FUNDS


                              By:    /s/ Bertram L. Scott
                                     -------------------------------------
                              Name:  Bertram L. Scott

                              Title: President and Principal Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                    Title                              Date
---------                    -----                              ----

/s/ Bertram L. Scott         President                          January 30, 2004
------------------------     (Principal Executive Officer)
Bertram L. Scott

/s/ Elizabeth A. Monrad      Executive Vice President           January 30, 2004
------------------------     (Principal Financial Officer and
Elizabeth A. Monrad          Principal Accounting Officer)

SIGNATURE OF TRUSTEE               DATE               SIGNATURE OF TRUSTEE               DATE
--------------------               ----               --------------------               ----

/s/ Willard T. Carleton                               /s/ Bridget A. Macaskill
--------------------------    January 30, 2004        -------------------------    January 30, 2004
Willard T. Carleton                                   Bridget A. Macaskill

/s/ Martin J. Gruber                                  /s/ Stephen A. Ross
--------------------------    January 30, 2004        -------------------------    January 30, 2004
Martin J. Gruber                                      Stephen A. Ross

/s/ Nancy L. Jacob                                    /s/ Maceo K. Sloan
--------------------------    January 30, 2004        -------------------------    January 30, 2004
Nancy L. Jacob                                        Maceo K. Sloan

/s/ Bevis Longstreth
--------------------------    January 30, 2004        -------------------------
Bevis Longstreth                                      Robert W. Vishny

                                  EXHIBIT INDEX


Exhibit No.    Exhibit Name
-----------    ------------

(d) (3) Form of Expense Reimbursement Agreement between the Funds and Teachers Advisors, Inc.

(f) (1) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Long-Term Compensation Plan, as of January 1, 1998, as amended.

(f) (2) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan, as of June 1, 1998, as amended.

(h) (4) Service Agreement by and between Registrant and Advisors, dated as of May 22, 2002, as amended February 19, 2003.

(i)            Opinion and Consent of George W. Madison Esq.

(j) (1)        Consent of Sutherland Asbill & Brennan LLP.

(j) (2)        Consent of Ernst & Young LLP.